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                                                                  EXHIBIT 10.EE.









                        TRINITY RIVER ASSOCIATES, L.L.C.



                  THIRD AMENDED AND RESTATED COMPANY AGREEMENT

                      ORIGINALLY DATED AS OF JUNE 29, 1999

     AMENDED AND RESTATED AS OF JUNE 30, 1999 AND NOVEMBER 22, 1999, AMENDED
      AS OF NOVEMBER 17, 2000 AND JANUARY 31, 2002 AND AMENDED AND RESTATED
                            AS OF AND MARCH 29, 2002





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                                TABLE OF CONTENTS

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
SECTION 1         DEFINED TERMS; RULES OF CONSTRUCTION............................................................1

         1.1.     Definitions.....................................................................................1
         1.2.     Computation of Time Periods.....................................................................1
         1.3.     Accounting Terms................................................................................1
         1.4.     No Presumption Against Any Party................................................................1
         1.5.     Use of Certain Terms............................................................................2
         1.6.     Headings and References.........................................................................2

SECTION 2         ORGANIZATIONAL MATTERS..........................................................................2

         2.1.     Continuation....................................................................................2
         2.2.     Members.........................................................................................2
         2.3.     First Amended and Restated Trinity Company Agreement............................................4
         2.4.     Name............................................................................................4
         2.5.     Powers..........................................................................................4
         2.6.     Purposes........................................................................................4
         2.7.     Principal Place of Business.....................................................................4
         2.8.     Term............................................................................................5
         2.9.     Fiscal Year.....................................................................................5
         2.10.    Agent for Service of Process....................................................................5
         2.11.    Filings; Cancellation Certificates..............................................................5
         2.12.    Compensation and Expenses.......................................................................5
         2.13.    Independent Activities; Transactions with Affiliates............................................5
         2.14.    Payments of Individual Obligations..............................................................6
         2.15.    Representations and Warranties..................................................................6
         2.16.    Liability to Third Parties......................................................................8
         2.17.    Admission of New Members........................................................................8
         2.18.    No Withholding Tax..............................................................................8
         2.19.    Covenant of Each Trinity Member.................................................................8
         2.20.    Title to Trinity Property......................................................................13
         2.21.    Trinity Member Requirements....................................................................13

SECTION 3         MEMBERS........................................................................................13

         3.1.     Rights of Members..............................................................................13
         3.2.     Trinity Membership Interests...................................................................13
         3.3.     Additional Covenants of Trinity Class A Member.................................................14
         3.4.     Trinity Class B Member.........................................................................14
         3.5.     Meetings of Members............................................................................14
         3.6.     Partition......................................................................................15
         3.7.     Covenant Not to Dissolve.......................................................................15
         3.8.     Termination of Status as Trinity Member........................................................16
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
SECTION 4         MANAGEMENT.....................................................................................17

         4.1.     Management of Trinity..........................................................................17
         4.2.     Reliance by Third Parties......................................................................18
         4.3.     Restrictions on Authority......................................................................18
         4.4.     [Intentionally Omitted.].......................................................................21
         4.5.     Compliance with Agreement......................................................................21
         4.6.     No Employees...................................................................................21
         4.7.     Affiliate Transactions.........................................................................21
         4.8.     Limitations on Member Activities...............................................................21
         4.9.     Required Actions...............................................................................21
         4.10.    Compliance with Applicable Laws................................................................22
         4.11.    Trinity Custodian..............................................................................22
         4.12.    Additional Financing Costs and Transaction Costs...............................................22
         4.13.    Payment of Trinity Expenses....................................................................23

SECTION 5         COMPANY CAPITAL................................................................................23

         5.1.     Capital Accounts...............................................................................23
         5.2.     Closing Date and Other Contributions by the Trinity Members....................................24
         5.3.     Mandatory Capital Contributions................................................................25
         5.4.     Trinity Custodian Notification.................................................................25
         5.5.     No Withdrawal of Capital.......................................................................25
         5.6.     No Return on Capital...........................................................................25
         5.7.     Cash Capital Contributions.....................................................................25

SECTION 6         ALLOCATIONS....................................................................................25

         6.1.     Allocations Generally..........................................................................25
         6.2.     Special Allocations............................................................................26
         6.3.     Timing of Allocations..........................................................................27
         6.4.     Other Allocation Rules.........................................................................27

SECTION 7         PAYMENTS, DISTRIBUTIONS AND RETIREMENTS........................................................27

         7.1.     Payments and Distributions -- Trinity Class B Member...........................................27
         7.2.     Distributions..................................................................................28
         7.3.     Mandatory Retirement of the Class B Membership Interest........................................28
         7.4.     Admission and Withdrawal of Trinity Class B Member.............................................28
         7.5.     Making of Payments, Etc........................................................................28
         7.6.     Payment Reports................................................................................28
         7.7.     Determination of the Preferred Payment.........................................................29

SECTION 8         ACCOUNTING; BOOKS AND RECORDS; REPORTS.........................................................29

         8.1.     Accounting; Books and Records..................................................................29
         8.2.     Tax Matters....................................................................................30
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                                       ii


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
SECTION 9         REPORTS AND INFORMATION; TRINITY OPERATING ACCOUNT.............................................31

         9.1.     Periodic Reporting.............................................................................31
         9.2.     Notices........................................................................................32
         9.3.     Trinity Operating Account......................................................................32

SECTION 10        TRANSFERS OF MEMBERSHIP INTERESTS..............................................................32

         10.1.    Restriction on Transfers.......................................................................32
         10.2.    Permitted Transfer -- Trinity Class B Member...................................................33
         10.3.    Conditions to Permitted Transfers..............................................................33
         10.4.    Pledge of Trinity Class B Membership Interest; Foreclosure Transfers...........................34
         10.5.    Prohibited Transfers...........................................................................34
         10.6.    Rights of Unadmitted Transferees...............................................................35
         10.7.    Admission as Substituted Trinity Members.......................................................35
         10.8.    Distributions with Respect to Transferred Trinity Membership Interests.........................36

SECTION 11        POWER OF ATTORNEY..............................................................................36

         11.1.    Attorney-in-Fact...............................................................................36
         11.2.    Nature of Special Power........................................................................37

SECTION 12        DISSOLUTION AND WINDING UP.....................................................................38

         12.1.    Liquidation....................................................................................38
         12.2.    Winding Up.....................................................................................38
         12.3.    No Restoration of Deficit Capital Accounts.....................................................39
         12.4.    [Intentionally Omitted.].......................................................................39
         12.5.    Rights of Members..............................................................................39
         12.6.    Occurrence of Liquidating Event................................................................39
         12.7.    Allocations and Distributions During Period of Liquidation.....................................40
         12.8.    Character of Liquidating Distributions.........................................................40
         12.9.    The Trinity Liquidator.........................................................................40
         12.10.   Liquidation Procedures.........................................................................41
         12.11.   Form of Liquidating Distributions to Trinity Members...........................................42

SECTION 13        INDEMNIFICATION................................................................................42

         13.1.    Indemnification of the Trinity Members.........................................................42
         13.2.    Indemnification for Business Qualification Requirements........................................43
         13.3.    Trinity Liquidator Indemnification.............................................................43
         13.4.    Survival of Indemnification Obligations........................................................43
         13.5.    Limitations on Indemnification Obligations.....................................................43
         13.6.    Payments; No Reduction of Capital Account......................................................44
         13.7.    Procedural Requirements........................................................................44
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
SECTION 14        MISCELLANEOUS..................................................................................46

         14.1.    Notices........................................................................................46
         14.2.    Binding Effect.................................................................................46
         14.3.    Severability...................................................................................47
         14.4.    Setoff.........................................................................................47
         14.5.    Construction...................................................................................47
         14.6.    Governing Law..................................................................................47
         14.7.    Counterpart Execution..........................................................................47
         14.8.    Specific Performance...........................................................................47
         14.9.    Amendments.....................................................................................48
         14.10.   Waiver of Jury Trial...........................................................................48
         14.11.   Consent to Jurisdiction and Service of Process.................................................48


Exhibit A         Definitions
Exhibit B         Form of Confidentiality Agreement
Exhibit C-1       Form of Compliance Certificate - 5.03(b) or (c) of the Sponsor Subsidiary Credit
                  Agreement
Exhibit C-2       Form of Compliance Certificate - 5.07(f) of the Sponsor Subsidiary Credit
                  Agreement
Exhibit C-3       Form of Compliance Certificate - 5.09(e), 7.03(j), or 7.04(g) of the Sponsor
                  Subsidiary Credit Agreement
Exhibit C-4       Form of Compliance Certificate - 9.1(a) or 9.1(b) of the Trinity Company
                  Agreement
Exhibit D         Form of Operating Report
Exhibit E         Form of Transferee Certificate
Exhibit F         Form of Transferor Certificate
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                                       iv


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                        TRINITY RIVER ASSOCIATES, L.L.C.

                           THIRD AMENDED AND RESTATED
                                COMPANY AGREEMENT

                  THIRD AMENDED AND RESTATED COMPANY AGREEMENT OF TRINITY RIVER ASSOCIATES, L.L.C. ("TRINITY") originally dated as of June 29, 1999 and amended and restated as of June 30, 1999 and November 22, 1999, amended as of November 17, 2000 and January 31, 2002 and further amended and restated as of March 29, 2002 by and between SABINE RIVER INVESTORS, L.L.C., a Delaware limited liability company ("SABINE") and RED RIVER INVESTORS, L.L.C., a Delaware limited liability company ("RED RIVER").

                             PRELIMINARY STATEMENTS

                  A. Trinity was formed as a Delaware limited liability company on June 29, 1999, with Sabine as the Initial Trinity Member.

                  B. The parties to this Agreement desire that (i) the Second Amended and Restated Trinity Company Agreement, dated as of November 22, 1999, as amended as of November 17, 2000 and January 31, 2002 (the "SECOND AMENDED AND RESTATED TRINITY COMPANY AGREEMENT"), between Red River and Sabine be amended and restated in its entirety and (ii) Trinity continue on the terms set forth in this Agreement.

                  In consideration of the premises and intending to be legally bound by this Agreement, the parties hereby further amend and restate the First Amended and Restated Trinity Company Agreement and agree as follows:

                                    SECTION 1

                      DEFINED TERMS; RULES OF CONSTRUCTION

                  1.1. Definitions. As used in this Agreement, capitalized terms defined in the preamble, Preliminary Statements and other Sections of this Agreement shall have the meanings set forth therein, and terms defined in Exhibit A shall have the meanings set forth therein.

                  1.2. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word or phrase "FROM" and "COMMENCING ON" mean "from and including" and the words or phrase "TO" and "UNTIL" and "ENDING ON" mean "to but excluding".

                  1.3. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP applied consistently, except with respect to Capital Accounts and items entering into the computation of Capital Accounts, and except to the extent otherwise specified in the terms hereof.

                  1.4. No Presumption Against Any Party. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any particular party, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by





Trinity Company Agreement
each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

                  1.5. Use of Certain Terms. Unless the context of this Agreement requires otherwise, the plural includes the singular, the singular includes the plural, and "INCLUDING" has the inclusive meaning of "including without limitation". The words "HEREOF", "HEREIN", "HEREBY", "HEREUNDER", and other similar terms of this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

                  1.6. Headings and References. Section and other headings are for reference only, and shall not affect the interpretation or meaning of any provision of or to this Agreement. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of or to this Agreement. Whether or not specified herein or therein, references in this Agreement and in Exhibit A to this Agreement and to any other Operative Document or any other agreement include this Agreement and the other Operative Documents and agreements as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof as permitted by the Operative Documents. Whether or not specified herein or in Exhibit A hereto, a reference to any Applicable Law or law (as the case may be) shall mean that Applicable Law or law (as the case may be) as it may be amended, modified or supplemented from time to time, and any successor Applicable Law or law (as the case may be). A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Agreement and the other Operative Documents governing the assignment of rights and obligations under or the binding effect of any provision of this Agreement.

                                    SECTION 2

                             ORGANIZATIONAL MATTERS

                  2.1. Continuation. Trinity shall continue as a limited liability company under the Act upon the terms and conditions in this Agreement.

                  2.2. Members. On and after the Third Closing Date, (i) Sabine shall continue as a Trinity Class A Member and (ii) Red River shall continue as a Trinity Class B Member. The names and addresses of the Trinity Members as of the date hereof are as follows:

Trinity Class A Member              Sabine River Investors, L.L.C.

                                    c/o Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE  19890-1600
                                    Attention:  Corporate Trust Department
                                    Facsimile No.:  302-651-8882




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                                    with a copy to:

                                    El Paso Corporation
                                    1001 Louisiana Street
                                    Houston, TX  77002
                                    Attention:  Chief Financial Officer
                                    Facsimile No.:  713-420-4975

                                    with a copy to:

                                    El Paso Corporation
                                    1001 Louisiana Street
                                    Houston, TX  77002
                                    Attention:  Director Treasury Operations
                                    Facsimile No.:  713-420-4975

Trinity Class B Member              Red River Investors, L.L.C.

                                    c/o Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE  19890-1600
                                    Attention:  Corporate Trust Department
                                    Facsimile No.:  302-427-4749

                                    with a copy to:

                                    Nueces River Holdings L.L.C.
                                    c/o Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, DE  19890-1600
                                    Attention:  Corporate Trust Department
                                    Facsimile No.:  302-427-4749

                                    and with a copy to:

                                    Citibank, N.A.
                                    388 Greenwich Street
                                    New York, NY  10013
                                    Attention: Elliot Conway, Managing Director,
                                               Capital Structuring
                                    Facsimile No.: 212-751-9731





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                                and with a copy to:

                                Citibank, N.A.
                                1200 Smith Street
                                Suite 2000
                                Houston, TX  77002
                                Attention: James Reilly, Relationship Manager,
                                           El Paso Corporation
                                Facsimile No.:  713-654-2849

                                and with a copy to:

                                Citibank, N.A.
                                388 Greenwich Street
                                New York, NY  10013
                                Attention:    Global Securitization
                                Facsimile No.:  212-793-3728

                  2.3. Second Amended and Restated Trinity Company Agreement. This Agreement completely amends, restates and supersedes the Second Amended and Restated Trinity Company Agreement.

                  2.4. Name. The name of Trinity shall continue to be "Trinity River Associates, L.L.C." All business of Trinity shall be conducted in such name.

                  2.5. Powers. Trinity shall possess and may exercise all of the powers and privileges granted by the Act, by any other Applicable Law and by this Agreement, together with any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the permitted business purposes or activities of Trinity as set forth in Section 2.6 hereof.

                  2.6. Purposes. The purposes of Trinity are to (i) make and hold the Advances, (ii) enter into and perform the Operative Documents to which it is a party, (iii) establish and hold the Trinity Operating Account and make Investments in Cash Equivalents from the proceeds of such account, (iv) engage in such additional business activities as are permitted under this Agreement or otherwise as the Trinity Members may unanimously agree in writing, and (v) engage in activities related or incidental to the foregoing and necessary or appropriate therefor as permitted by this Agreement.

                  2.7. Principal Place of Business. The principal place of business of Trinity shall be c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-1600, Attention: Corporate Trust Dept. The Trinity Class A Member may change the principal place of business of Trinity to any other place; provided that in any event (i) such location shall be within the United States and within a state that permits the qualification as a foreign limited liability company of a limited liability company organized under the laws of the State of Delaware and (ii) Trinity is duly qualified to do business under the laws of such state. The registered office of Trinity in the State of Delaware is located at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.





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                  2.8. Term. The term of Trinity commenced on the date its
certificate of formation was filed in the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the winding up and liquidation of Trinity and the completion of its business following a Liquidating Event, as provided in Section 12.

                  2.9. Fiscal Year. The fiscal year of Trinity for financial statement and Federal income tax purposes shall be the same and shall end on December 31 of each year, except as may be required by the Code.

                  2.10. Agent for Service of Process. The registered agent for service of process on Trinity in the State of Delaware shall be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 or any successor as appointed by the Trinity Class A Member in accordance with the Act.

                  2.11. Filings; Cancellation Certificates. (a) The Trinity Class A Member has caused the certificate of formation to be filed in the office of the Secretary of State of the State of Delaware in accordance with the provisions of the Act. The Trinity Class A Member shall take any action and all other actions reasonably necessary to perfect and maintain the status of Trinity as a limited liability company under the Laws of the State of Delaware. The Trinity Class A Member shall cause amendments to the certificate of formation to be filed whenever required by the Act.

                  (b) Upon the happening of any event specified in Section 18-203 of the Act with respect to Trinity, the Trinity Class A Member (or, if any Trinity Liquidator has been appointed, such Trinity Liquidator) shall promptly execute and cause to be filed certificates of cancellation in accordance with the Act and the Applicable Laws of any other states or other jurisdictions in which the Trinity Class A Member or such Trinity Liquidator, as the case may be, deems such filing necessary or advisable.

                  2.12. Compensation and Expenses. No Trinity Member or Affiliate of any Trinity Member shall receive any salary, fee, or draw for services rendered to or on behalf of Trinity or otherwise in its capacity as a Trinity Member, nor shall any Trinity Member or Affiliate of any Trinity Member be reimbursed by Trinity for any expenses incurred by such Trinity Member or Affiliate on behalf of Trinity or otherwise in its capacity as a Trinity Member, except as otherwise contemplated by this Agreement and the other Operative Documents.

                  2.13. Independent Activities; Transactions with Affiliates.
(a) The Trinity Class A Member and any of its officers and directors shall be required to devote only such time to the affairs of Trinity as the Trinity Class A Member determines in its reasonable discretion may be necessary to manage and operate Trinity, and each such Person shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion, except as set forth in Section 4.8.

                  (b) Except as set forth in Section 4.8, each Trinity Member acknowledges that the Affiliates of the other Trinity Members are free to engage or invest in an unlimited number of activities or businesses, any one or more of which may be related to the activities or businesses of Trinity, without having or incurring any obligation to offer any interest in such activities or





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businesses to Trinity or any Trinity Member, and neither this Agreement nor any activity undertaken pursuant to this Agreement shall prevent any such Affiliate of any such Trinity Member from engaging in such activities, or require any Trinity Member to permit Trinity or any such Affiliate of any such Trinity Member to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Trinity Member, each Trinity Member hereby waives, relinquishes, and renounces any such right or claim of participation.

                  2.14. Payments of Individual Obligations. Trinity's credit and assets shall be used solely for the benefit of Trinity, and no asset of Trinity shall be transferred or encumbered for or in payment of any individual obligation of any Trinity Member, except as expressly provided herein.

                  2.15. Representations and Warranties. As of the First Closing Date, the Second Closing Date, the Third Closing Date and as of the Syndication Date, each Trinity Member hereby makes the representations and warranties applicable to such Trinity Member as set forth in this Section 2.15 as follows, and all of such representations and warranties shall survive the execution of this Agreement:

                  (a) Representations and Warranties of Sabine. Sabine makes the representations and warranties set forth in Section 4.01 and Section
         4.02 of the Sponsor Subsidiary Credit Agreement, in respect of itself, its Subsidiaries, any Contributed Investment and any Intermediate Holder and Underlying Business relating to such Contributed Investment, as if such representations and warranties were set out in full herein.

                  (b) Representations and Warranties of Red River.

                           (i) Due Formation. Red River is duly formed, validly
                  existing and in good standing as a limited liability company in each case under the laws of the State of Delaware. Red River has all requisite powers and all material governmental licenses, authorizations, consents and approvals required in each case to carry on its business as now conducted.

                           (ii) Authorization of Agreement. Red River has the
                  power and authority to execute and deliver this Agreement and the other Operative Documents to which it is a party and to perform its obligations hereunder and thereunder. The execution, delivery and performance by Red River of this Agreement and each other Operative Document to which it is a party have been duly authorized by all necessary company action. Each of this Agreement and each other Operative Document to which Red River is a party constitutes the legal, valid and binding obligation of Red River and is enforceable against Red River in accordance with its terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.





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                           (iii) No Conflict with Restrictions; No Default. The
                  execution, delivery and performance by Red River of each Operative Document to which it is a party do not (A) contravene, or constitute a default under, (1) any provision of Applicable Law (including, without limitation, Regulation T, U, or X issued by the Board of Governors of the Federal Reserve System), (2) the Organizational Documents of Red River, or (3) any judgment, injunction, order, decree or agreement binding upon Red River, or (B) result in or require the creation or imposition of any Lien on any asset of Red River, except for Permitted Liens.

                           (iv) Authorizations. The execution, delivery and
                  performance by Red River of each Operative Document to which it is a party do not require, in respect of Red River, any action by or in respect of (including any license or permit), or filing with, any governmental body, agency or official, or any other Person that has not been obtained or made and that is not in full force and effect, except for (A) actions or filings expressly required by Section 4(c) of the Purchase Option Agreement, in each case that are to be performed or filed at a date after the date of the relevant Operative Document and (B) the filing of financing statements under the UCC in relevant jurisdictions permitted by the provisions of the Operative Documents to be performed or filed at a later date.

                           (v) Litigation. There are no actions, suits,
                  proceedings or known investigations pending or, to the knowledge of Red River, threatened against or affecting Red River or any of its properties, assets, rights or businesses in any court or before or by any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator. Red River has not received any currently effective notice of any default, and Red River is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator.

                           (vi) Investment Company Act; Public Utility Holding
                  Company Act. Assuming that each of the Lender, EPRR (as defined in the Red River Company Agreement) and the Class C Member (as defined in the Red River Company Agreement) is a "qualified purchaser" as defined in Section 2(a)(51) of the Investment Company Act, Red River is not an "investment company" within the meaning of the Investment Company Act. Without regard to Red River's ownership of the Trinity Class B Membership Interest or the EPRR's or the Class C Member's ownership of Red River, Red River is not subject to, or is exempt from, regulation as a "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (c) Investigation; Intent. Without limiting any of the representations and warranties of any party under any Operative Document, (i) each Trinity Member is acquiring (or did acquire pursuant to the original terms of the Trinity Company Agreement) its Trinity Membership Interest based upon its own investigation, and the exercise by such Trinity Member of its rights and the performance by such Trinity






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


         Member of its obligations under this Agreement will be based upon its own investigation, analysis and expertise, (ii) each Trinity Member's acquisition of its Trinity Membership Interest is being made (or was made pursuant to the original terms of the Trinity Company Agreement) for its own account for investment, and not with a view to the sale or distribution thereof, (iii) each Trinity Member intends hereby to form a limited liability company for the purpose of making an economic profit from the transactions proposed to be entered into by Trinity and it is not acting as an agent or in some other representative capacity for any other Person, (iv) each Trinity Member is an "accredited investor" as defined in the rules adopted pursuant to the Securities Act and a "qualified purchaser" as defined in the Investment Company Act and the rules adopted pursuant thereto and (v) each Trinity Member has obtained from Trinity all such information as it has requested to evaluate its investment in Trinity.

                  Notwithstanding the foregoing, Red River makes no representation or warranty with respect to any law, rule, regulation, conflict, breach, default, violation, Lien, imposition, registration, declaration, filing, consent, approval, license, permit, order, other authorization, action, suit, proceeding, or investigation applicable solely by reason of Red River's ownership of the Trinity Class Membership Interest or Trinity's or its Affiliates' ownership of their respective property.

                  2.16. Liability to Third Parties. The debts, obligations and liabilities of Trinity, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of Trinity, and no Trinity Member shall be obligated personally for any such debt, obligation or liability of Trinity solely by reason of being a Member of Trinity.

                  2.17. Admission of New Members. Subject to the restrictions and requirements set forth in Sections 3.3, 4.3(p) and Section 10 of this Agreement, the Trinity Class A Member may admit one or more new Trinity Members. In no event shall Trinity have more than ten Trinity Members. For purposes of this provision, the number of Trinity Members shall be determined in accordance with Treas. Reg. Section 1.7704-1.

                  2.18. No Withholding Tax. Neither Red River nor any affiliate members nor any indirect holders of any interests in Red River through partnerships or other pass-through entities is, as to the United States, a nonresident alien individual, foreign partnership, foreign corporation or other foreign person with respect to whom (taking into account statutory or treaty exemptions) distributions, allocations or payments from Trinity are subject to withholding tax at a rate in excess of zero percent under Sections 1441, 1442 or any other provision of the Code imposing U.S. federal tax withholding requirements upon distributions, allocations or payments to a foreign person, other than Section 1446 of the Code.

                  2.19. Covenant of Each Trinity Member. Each Trinity Member hereby covenants to each other Trinity Member that such Trinity Member will, in connection with any transaction, agreement or dealing with or relating to Red River, Trinity, or Sabine, or any other Person, as applicable, comply (except for such noncompliance that, in the aggregate, is not material) with the following undertakings, and, in the case of Sabine, Sabine will, within the scope of its authority hereunder, cause Trinity to comply with the following undertakings (it being understood that Red River is only assuming responsibility with respect to itself):





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                  (a) Such Trinity Member will maintain its books, financial records and accounts, including checking and other bank accounts and custodian and other securities safekeeping accounts, separate and distinct from those of Trinity, as the case may be. Trinity will maintain its books, financial records and accounts, including checking and other bank accounts and custodian and other securities safekeeping accounts, separate and distinct from those of any other Person.

                  (b) Such Trinity Member will maintain its books, financial records and accounts (including inter-entity transaction accounts) in a manner so that it will not be difficult or costly to segregate, ascertain or otherwise identify its assets and liabilities separate and distinct from the assets and liabilities of Trinity. Trinity will maintain its books, financial records and accounts (including inter-entity transaction accounts) in a manner so that it will not be difficult or costly to segregate, ascertain or otherwise identify its assets and liabilities separate and distinct from the assets and liabilities of any other Person.

                  (c) Such Trinity Member will not commingle any of its assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of Trinity, and such Trinity Member will hold all of its own assets in its own name, except as otherwise contemplated in the Operative Documents. Trinity will not commingle any of its assets, funds, liabilities or business functions with the assets, funds, liabilities or business functions of any other Person, and Trinity will hold all of its own assets in its own name, except as otherwise contemplated in the Operative Documents.

                  (d) Such Trinity Member will conduct its own business in its own name, and will observe all requisite organizational and internal procedures and formalities, including the holding of periodic and special meetings of shareholders, managers and boards of directors or managers (or other governing body), as applicable, the recordation and maintenance of minutes of such meetings, and the recordation and maintenance of resolutions adopted at such meetings. Trinity will conduct its own business in its own name, and will observe all requisite organizational and internal procedures and formalities, including the holding of periodic and special meetings of shareholders, managers and boards of directors or managers (or other governing body), as applicable, the recordation and maintenance of minutes of such meetings, and the recordation and maintenance of resolutions adopted at such meetings.

                  (e) Such Trinity Member will not be consensually merged or consolidated with Trinity (other than for financial reporting purposes). Trinity will not be consensually merged or consolidated with any other Person (other than certain affiliates for financial reporting purposes).

                  (f) Each Trinity Member that prepares or agrees to be included in consolidated financial statements will include or cause to be included in its or such consolidated financial statements footnotes that clearly disclose, among other things, the separate existence and identity of Trinity from such Trinity Member, and that Trinity has separate assets and liabilities. If Trinity prepares consolidated financial statements, it will include in its consolidated financial statements footnotes that clearly disclose, among






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


         other things, the separate existence and identity of Trinity from such consolidated entities, and that Trinity has separate assets and liabilities from such consolidated entities.

                  (g) All transactions, agreements and dealings between such Trinity Member and Trinity (including transactions, agreements and dealings pursuant to which the assets or property of one is used or to be used by the other) will reflect the separate identity and legal existence of each entity. All transactions, agreements and dealings between Trinity and any other Person (including transactions, agreements and dealings pursuant to which the assets or property of one is used or to be used by the other) will reflect the separate identity and legal existence of Trinity from such other Person.

                  (h) Transactions between Trinity, on the one hand, and any third parties, on the other hand, will be conducted by Trinity in the name of Trinity as an entity separate and distinct from any other Person.

                  (i) Except as otherwise specified in the Operative Documents, Trinity will pay its own liabilities from its own assets, and such Trinity Member will not pay its own liabilities from Trinity's assets.

                  (j) Representatives and agents of Trinity (whether or not they are "loaned" employees of such Trinity Member) will, when purporting to act on behalf of Trinity, hold themselves out to third parties as being representatives or agents, as the case may be, of Trinity and will utilize business cards, letterhead, purchase orders, invoices and the like of Trinity. Representatives and agents of such Trinity Member (whether or not they are "loaned" employees of any Trinity Member or any affiliates) will, when purporting to act on behalf of such Trinity Member (other than, if applicable, in its capacity as managing member of Trinity), not hold themselves out to third parties as being representatives or agents, as the case may be, of Trinity and will not utilize business cards, letterhead, purchase orders, invoices and the like of Trinity.

                  (k) Trinity will compensate all consultants, independent contractors and agents from its own funds for services provided to it by such consultants, independent contractors and agents. Such Trinity Member will not compensate any consultants, independent contractors and agents from the funds of Trinity for services provided to such Trinity Member by such consultants, independent contractors and agents.

                  (l) To the extent that Trinity, on the one hand, and such Trinity Member, on the other hand, jointly contract or do business with vendors or service providers or share overhead expenses, the costs and expenses incurred in so doing will be fairly and nonarbitrarily allocated between or among such entities, with the result that each such entity bears its fair share of all such costs and expenses. To the extent that Trinity, on the one hand, and such Trinity Member, on the other hand, contracts or does business with vendors or service providers where the goods or services are wholly or partially for the benefit of the other, then the costs incurred in so doing will be fairly and nonarbitrarily allocated to the entity for whose benefit the goods or services are provided, with the result that each such entity bears its fair share of all such costs, except to the extent otherwise provided in the Operative Documents. To the extent that Trinity, on the one






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


         hand, and any other Person, on the other hand, jointly contract or do business with vendors or service providers or share overhead expenses, the costs and expenses incurred in so doing will be fairly and nonarbitrarily allocated between or among such entities, with the result that each such entity bears its fair share of all such costs and expenses. To the extent that Trinity, on the one hand, and any other Person, on the other hand, contracts or does business with vendors or service providers where the goods or services are wholly or partially for the benefit of the other, then the costs incurred in so doing will be fairly and nonarbitrarily allocated to the entity for whose benefit the goods or services are provided, with the result that each such entity bears its fair share of all such costs, except to the extent otherwise provided in the Operative Documents.

                  (m) Trinity will have annual financial statements prepared in accordance with GAAP, separate from such Trinity Member and any other Person; provided that Trinity and such Trinity Member may be consolidated with El Paso and its Subsidiaries for financial reporting purposes. Such Trinity annual financial statements will show Trinity's assets and liabilities separate and apart from those of any other Person.

                  (n) Such Trinity Member will not make any loans, advances, guarantees, extensions of credit or contributions of capital to, from or for the benefit of Trinity without proper documentation and proper accounting in accordance with GAAP and other than in accordance with the provisions of the Operative Documents. Trinity will not make any loans, advances, guarantees, extensions of credit or contributions of capital to, from or for the benefit of any other Person without proper accounting in accordance with GAAP and proper documentation.

                  (o) Trinity will cause to be prepared and filed all legally required tax returns for itself (including Federal and state income tax returns) separately from the tax returns of any other Person, and will not file a consolidated tax return with any other Person. Each Trinity Member will cause to be prepared and filed all legally required tax returns for itself (including Federal and state income tax returns) separately from the tax returns of Trinity.

                  (p) Such Trinity Member will not refer to Trinity as a department or division of such Trinity Member and will not otherwise refer to Trinity in a manner inconsistent with its status as a separate and distinct legal entity. In addition, Trinity will hold itself out as separate and distinct from such Trinity Member and from any other Person. Trinity will not refer to itself as a department or division of such Trinity Member and will not otherwise refer to itself in a manner inconsistent with its status as a legal entity separate and distinct from any other Person. In addition, such Trinity Members will hold themselves out as separate and distinct from Trinity.

                  (q) Trinity will maintain adequate capital in light of its contemplated business operations.

                  (r) Trinity will not hold out its credit as being available to satisfy the obligations of any other Person. Such Trinity Member will not hold out the credit of






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


         Trinity as being available to satisfy the obligations of such Trinity Member (except as permitted under the Operative Documents).

                  (s) Trinity will not acquire the obligations or securities of its affiliates or owners (except as permitted under the Operative Documents). Such Trinity Member will not acquire the obligations or securities of Trinity (except as permitted under the Operative Documents).

                  (t) Trinity will not buy or hold evidence of indebtedness issued by any other Person (except as permitted under the Operative Documents).

                  (u) Trinity will use separate stationery, invoices, and checks bearing its own name. Such Trinity Member will not use stationery, invoices, and checks bearing Trinity's name (except in its capacity as a managing member of Trinity).

                  (v) Trinity will not pledge its assets for the benefit of any other Person (except as permitted under the Operative Documents). Such Trinity Member will not pledge its assets for the benefit of Trinity (except as permitted under the Operative Documents).

                  (w) Trinity will correct any known misunderstanding regarding its separate identity from any other Person. Such Trinity Member will correct any known misunderstanding regarding its identity as separate from the identity of Trinity.

                  (x) Trinity will not use its separate existence, no Trinity Member (or any of its affiliates) will use the separate existence of Trinity, and Trinity will not permit that its separate existence will be used by any such Trinity Member (or any of its affiliates), in each case, to abuse creditors or to perpetrate a fraud, injury, or injustice on creditors.

                  (y) All transactions between a Trinity Member (or any of its affiliates), on the one hand, and Trinity, on the other, are, and will be, duly authorized and documented, and recorded accurately in the appropriate books and records of such entities. All such transactions are, and will be, fair to each party, constitute exchanges for fair consideration and for reasonably equivalent value, and are, and will be, made in good faith and without any intent to hinder, delay, or defraud creditors. Trinity will not take any action, and will not engage in transactions with any Trinity Member (or any of its affiliates), unless the respective Boards of Managers, managing members, or officers, as appropriate, of Trinity and the applicable Trinity Member, as the case may be, determine in a reasonable fashion that such actions or transactions are in their respective companies' best interests. The parties hereto agree that the Transactions satisfy the requirements of this Section 2.19(y).

                  (z) Trinity and each Trinity Member have not entered into the transactions contemplated by this Agreement or any Operative Document to which it is a party in contemplation of insolvency or with a design to prefer one or more creditors to the exclusion in whole or in part of others or with an intent to hinder, delay or defraud any of its creditors.





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


                  (aa) The assets of Trinity and of each Trinity Member are now, and are intended to be, sufficient to pay the ongoing business expenses of each such respective entity as they are incurred and to discharge all of their respective liabilities.

                  2.20. Title to Trinity Property. All Trinity Property shall be owned by Trinity as an entity, and no Trinity Member shall have any ownership interest in such property in its individual name or right. Each Trinity Member's interest in Trinity shall be personal property for all purposes. Trinity shall hold all of the Trinity Property in the name of Trinity or the name of the Trinity Custodian (on behalf of Trinity) and not in the name of any Trinity Member.

                  2.21. Trinity Member Requirements. Trinity shall at all times have at least one Trinity Member that is a Special Purpose LLC. A "SPECIAL PURPOSE LLC" means a limited liability company that has a manager on its board of managers or other managing body who is not an Affiliate of El Paso. Sabine shall be the initial Special Purpose LLC. The Special Purpose LLC shall at all times be a limited liability company whose Organizational Documents contain restrictions on its activities and impose requirements intended to preserve its separateness that are substantially similar to those contained in this Agreement, and provide, among other things, that it:

                  (a) is organized for a limited purpose;

                  (b) has restrictions on its ability to incur indebtedness, dissolve, liquidate, consolidate, merge and/or sell its assets;

                  (c) may not file voluntarily a bankruptcy petition on its own behalf (and/or on behalf of Trinity) without the consent of the manager who is not an Affiliate of El Paso; and

                  (d) shall conduct itself (and/or cause Trinity to conduct itself) in accordance with certain "separateness covenants", including the maintenance of books, records, bank accounts and assets separate from those of any other Person and/or certain specified other Persons.

                                    SECTION 3

                                     MEMBERS

                  3.1. Rights of Members. The Trinity Members shall have the rights and obligations provided in this Agreement and, to the extent consistent with this Agreement, the Act.

                  3.2. Trinity Membership Interests. There shall be two classes of Trinity Membership Interests, each of which shall have the rights set forth below:

                  (a) Class A Membership Interest. The Trinity Class A Member shall have the following rights under this Agreement (in addition to the other rights granted hereunder):

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


                           (i) the right to receive Distributions and to share
                  in the Profits and Losses of Trinity, all to the extent provided in this Agreement;

                           (ii) the right to receive liquidating Distributions
                  to the extent provided in Section 12;

                           (iii) the right to vote upon, approve or consent to
                  actions of Trinity and to participate in the management of Trinity, all to the extent provided in this Agreement; and

                           (iv) the right to appoint or remove the Trinity
                  Liquidator as provided in Section 12.9.

                  (b) Trinity Class B Membership Interest. The Trinity Class B Member shall have the following rights under this Agreement (in addition to the other rights granted hereunder):

                           (i) the right to receive Distributions and to share
                  in the Profits and Losses of Trinity, all to the extent provided in this Agreement;

                           (ii) the right to receive liquidating Distributions
                  to the extent provided in Section 12;

                           (iii) the right to vote upon, approve or consent to
                  actions of Trinity and the Trinity Class A Member, all to the limited extent, but only to the limited extent, provided in this Agreement; and

                           (iv) the right to appoint or remove the Trinity
                  Liquidator as provided in Section 12.9.

                  3.3. Additional Covenants of Trinity Class A Member. Except as otherwise permitted by this Agreement, the Trinity Class A Member hereby covenants and agrees not to transfer all or any portion of its Trinity Membership Interest as the Trinity Class A Member. Further, the Trinity Class A Member hereby covenants and agrees to continue to carry out the duties of the Trinity Class A Member under this Agreement until Trinity is dissolved and liquidated pursuant to Section 12 hereof.

                  3.4. Trinity Class B Member. (a) No Management Rights or Powers. The Trinity Class B Member shall not have any right or power to take part in the management or control of Trinity or its business and affairs or to act for or bind Trinity in any way, except as expressly provided in any Operative Document.

                  (b) Voting Rights. The Trinity Class B Member shall have the right to vote only on those matters specifically reserved for its vote as set forth in this Agreement.

                  3.5. Meetings of Members. (a) Notice. Meetings of the Trinity Members shall be called upon the written request of any Trinity Member. The notice shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Trinity

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Members not less than five Business Days nor more than 30 days prior to the date of such meeting. Trinity Members may vote in person, by proxy or by telephone at such meeting.

                  (b) Record Date. For the purpose of determining the Trinity Members entitled to vote on, or to vote at, any meeting of the Trinity Members or any adjournment thereof, the Trinity Member requesting such meeting may fix, in advance, a date as the record date for any such determination. Such date shall not be more than 30 days nor less than seven Business Days before any such meeting.

                  (c) Proxy. Any Trinity Member may authorize any Person or Persons to act for it by proxy on all matters in which such Trinity Member is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by such Trinity Member or its attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy given by a Trinity Member shall be revocable at the pleasure of the Trinity Member executing it unless otherwise expressly stated in such proxy.

                  (d) Consents. The approval or consent of any Trinity Member required under this Agreement may, except as expressly provided to the contrary in this Agreement, be given or withheld in the sole and absolute discretion of such Trinity Member. If the Trinity Class A Member receives the necessary approval or consent of the Trinity Members to such action, the Trinity Class A Member shall be authorized and empowered to implement such action without further authorization by the Trinity Members.

                  (e) Conduct of Meeting. Each meeting of the Trinity Members shall be conducted by the Trinity Class A Member or such other Person as the Trinity Class A Member may appoint pursuant to such rules for the conduct of the meeting as the Trinity Class A Member or such other Person deems appropriate. Any meeting duly called at which the Trinity Class A Member does not appear shall be conducted by the Trinity Class B Member.

                  (f) Consent in Lieu of Meeting. In the event the consent of any Trinity Member is required for any action to be taken by Trinity, such consent may be given at a meeting, which may be conducted by conference telephone call, or provided in writing, executed by the Member necessary to authorize such action at a meeting.

                  (g) No Meeting Required for Certain Actions. Any action, consent or approval that by the terms of this Agreement may be taken by any class of Trinity Member acting as a class or alone may be taken without the necessity of calling or holding a meeting of Trinity Members.

                  3.6. Partition. To the fullest extent permitted under Applicable Law, each Trinity Member waives any and all rights that it may have to maintain an action for partition of Trinity's property.

                  3.7. Covenant Not to Dissolve. Except as otherwise permitted by this Agreement, to the fullest extent permitted under Applicable Law, each Trinity Member hereby covenants and agrees not to (a) take any action to file a certificate of dissolution or its equivalent

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


with respect to itself, (b) exercise any power under the Act to dissolve Trinity or (c) petition for judicial dissolution of Trinity.

                  3.8. Termination of Status as Trinity Member. (a) Certain Events. A Person shall cease to be a Trinity Member only upon the first to occur of:

                  (i) The Transfer of all of its Trinity Membership Interest (other than by way of the imposition of a Permitted Lien); provided that the transferee of such Membership Interest is admitted as a substituted Trinity Member in accordance with this Agreement.

                  (ii) The happening of any of the events specified in Section 18-801(b) of the Act (which shall not relieve such Person from any liability under this Agreement, including liabilities for an unpermitted resignation).

                  (iii) The involuntary Transfer by operation of Applicable Law (other than by way of imposition of a Permitted Lien) of its Trinity Membership Interest (which shall not relieve such Person from any liability under this Agreement, including liabilities for an unpermitted resignation).

                  (iv) The vote of the Trinity Members required to approve a request by such Trinity Member to withdraw pursuant to Section 3.8(b).

                  (v) In the case of the Trinity Class B Member, the withdrawal of the Trinity Class B Member pursuant to the occurrence of the events specified in Section 7.4.

The happening of the foregoing events shall not cause a dissolution of Trinity except as provided in Section 12. Except to the extent specifically set forth herein, upon the termination of a Person's status as a Trinity Member, such Person shall not be entitled to any Distributions from Trinity, including a Distribution based on the fair value of such Person's Trinity Membership Interest.

                  (b) Withdrawal. No Trinity Member may withdraw from Trinity, except (i) with the prior written consent of the Trinity Members or (ii) as a consequence of a Permitted Transfer pursuant to which the Transferee is admitted as a Trinity Member.

                  (c) Continuing Obligations. Any debts, obligations, or liabilities in damages to Trinity of any Person who ceases to be a Trinity Member shall be collectible by any legal means and Trinity is authorized, in addition to any other remedies at law or in equity, to apply any amounts otherwise distributable or payable by Trinity to such Person to satisfy such debts, obligations or liabilities.

                  (d) Transferee. Except as otherwise provided in this Agreement, in the event a Person ceases to be a Trinity Member without having Transferred all of its Trinity Membership Interest in accordance with this Agreement (including upon removal or resignation), such Person shall be treated as an unadmitted transferee pursuant to Section 10.6.

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                                    SECTION 4

                                   MANAGEMENT

                  4.1. Management of Trinity. (a) Trinity Class A Member. The management of Trinity shall be vested in the Trinity Class A Member who shall be a "manager" within the meaning of the Act, and except as otherwise provided in this Agreement the Trinity Class A Member shall have full power and authority to manage the business and affairs of Trinity to the extent provided in the Act, and no other Trinity Member shall have any such management power and authority.

                  (b) Authority of Trinity Class A Member. The Trinity Class A Member shall have the authority on behalf and in the name of Trinity to perform all acts necessary and desirable to the objects and purposes of Trinity, subject only to the restrictions expressly set forth in this Agreement (including
Section 2.19, Section 4.3 and Section 4.8) and subject to the rights of the Trinity Liquidator to liquidate Trinity and take all actions incidental thereto during the Liquidation Period. Subject to such restrictions, the authority of the Trinity Class A Member shall include the authority to:

                  (i) engage in transactions and dealings on behalf of Trinity, including transactions and dealings with any Trinity Member or any Affiliate of any Trinity Member;

                  (ii) call meetings of Trinity Members or any class thereof;

                  (iii) vote any securities held by Trinity;

                  (iv) enter into any Operative Document on behalf of Trinity and make Investments in Permitted Assets;

                  (v) determine and make Distributions, in cash or otherwise, on Trinity Membership Interests in accordance with the provisions of this Agreement and the Act;

                  (vi) appoint (and dismiss from appointment) officers, attorneys and agents on behalf of Trinity, and engage (and dismiss from engagement) any and all Persons providing legal, accounting or financial services to Trinity, or such other Persons as the Trinity Class A Member deems necessary or desirable for the management and operation of Trinity;

                  (vii) incur and pay all expenses and obligations incidental to the operation and management of Trinity;

                  (viii) open accounts (including, without limitation, the Trinity Operating Account) with the Trinity Custodian and delegate to the Trinity Custodian the duties of the Trinity Custodian set forth in the Trinity Custody Agreement;

                  (ix) subject to Section 12, effect a dissolution of Trinity after the occurrence of a Liquidating Event;

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


                  (x) bring and defend (or settle) on behalf of Trinity actions and proceedings at law or equity before any court or governmental, administrative or other regulatory agency, body or commission or any arbitrator or otherwise;

                  (xi) prepare or cause to be prepared reports, statements and other relevant information for distribution to the Trinity Members as may be required by this Agreement or the Act and any additional information determined to be appropriate by the Trinity Class A Member from time to time;

                  (xii) execute and deliver, perform Trinity's obligations under and exercise Trinity's rights under, any Operative Documents to which Trinity is a party, including any certificates and other documents and instruments related thereto;

                  (xiii) prepare and file all necessary returns and statements and pay all taxes, assessments and other impositions applicable to the Trinity Property pursuant to Section 8.2; and

                  (xiv) execute all other documents or instruments, perform all duties, exercise all powers, and do all things for and on behalf of Trinity necessary or desirable for or incidental to the foregoing.

                  4.2. Reliance by Third Parties. Persons dealing with Trinity are entitled to rely conclusively upon the power and authority of the Trinity Class A Member set forth in this Agreement.

                  4.3. Restrictions on Authority. The Trinity Class A Member shall not be authorized to take any of the actions set forth in this Section 4.3 without the prior written approval of the Trinity Class B Member. The Trinity Class A Member covenants and agrees that it shall not, without such approval:

                  (a) Contravention. Do any act in contravention of this Agreement;

                  (b) Impossibility. Do any act that would make it impossible to carry on the ordinary business of Trinity, except as otherwise expressly provided in this Agreement;

                  (c) Litigation, Etc. Confess a judgment against Trinity or settle on behalf of Trinity actions and proceedings at law or in equity before any court, any governmental, administrative or other regulatory agency, body or commission or any arbitrator or otherwise (i) to which El Paso, any Sponsor Subsidiary or any of their respective Affiliates is a party in opposition to Trinity or (ii) as a result of which it is reasonably likely, after giving effect to any contribution pursuant to
         Section 5.3 hereof, that the rights, assets or interests of Trinity or the Trinity Members as such would be adversely affected;

                  (d) Possession of Trinity Property. Possess Trinity Property or assign rights in Trinity Property, for other than a Trinity purpose;

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


                  (e) Liability. Perform any act that would cause, or knowingly fail to perform any act the failure to perform which would cause, any Trinity Member to be obligated personally for any debt, obligation or liability of Trinity in any jurisdiction solely by reason of such Trinity Member being a Trinity Member (other than pursuant to Section
         5.3 hereof);

                  (f) Bankruptcy, Insolvency. Cause or permit Trinity voluntarily to take any action of the type referred to in the definition of "VOLUNTARY BANKRUPTCY";

                  (g) Indebtedness. Cause or permit Trinity to incur, assume or obligate itself for any Indebtedness, except that Trinity may enter into and incur obligations under the Operative Documents and Indebtedness of the type described in clause (i) of the definition thereof constituting Trinity Expenses incurred in the ordinary course of business;

                  (h) Custody Agreements. Direct the Trinity Custodian to (i) release any property from its custody under the Trinity Custody Agreement other than pursuant to the terms of the Trinity Custody Agreement or this Agreement, (ii) appoint a substitute Trinity Custodian or (iii) close any account established pursuant to the Trinity Custody Agreement except to the extent such account is replaced with a new account thereunder;

                  (i) Liens. Cause or permit Trinity to incur or suffer to exist any Liens on any of its assets, except for Permitted Liens;

                  (j) Investments, Etc. Cause or permit Trinity to acquire by purchase or contribution or otherwise to hold or maintain or become obligated to hold or maintain:

                           (i) any assets other than Permitted Assets; and

                           (ii) any Cash Equivalent that is in default; provided
                  that Trinity may maintain any defaulted Cash Equivalent for a reasonable period after the occurrence of such default to Dispose of such Cash Equivalent in an orderly fashion or to diligently pursue collection or enforcement thereof;

                  (k) Merger. Cause or permit Trinity to merge or consolidate with or into any other Person;

                  (l) Tax and Accounting Matters. Take any initial tax or accounting position, practice or policy that is inconsistent with the purposes of the Operative Documents or, except as may be required by Applicable Law, cause or permit changes in any material tax position or policy of Trinity, or cause or permit changes in or adoption of any accounting position, practice or policy (including a change in its fiscal year) of Trinity not in accordance with GAAP;

                  (m) Distributions. Cause or permit Distributions to the Trinity Members of cash or other Trinity Property except as expressly provided in this Agreement;




                                       19
Trinity Company Agreement

                  (n) Dissolution. Cause or permit Trinity voluntarily to take any action that would cause a dissolution of Trinity except to the extent that the Trinity Class A Member may in its capacity as the Trinity Class A Member and in accordance with this Agreement vote to dissolve, wind up and liquidate Trinity;

                  (o) Reimbursement. Cause or permit Trinity to reimburse any Trinity Member for any liability, loss, cost or Expense other than as expressly provided for in or contemplated by this Agreement or any other Operative Document;

                  (p) Admission of Members. Cause or permit the admission of any Trinity Member other than pursuant to Sections 2.2 and 10;

                  (q) Operative Documents. Cause or consent to (i) any termination or cancellation of, or any assignment, delegation or other transfer of, or (ii) any amendment, modification, supplement or waiver of, Trinity's or any other Person's rights or obligations under this Agreement or any other Operative Document to which Trinity is a party (other than to the Trinity Custodian pursuant to the Trinity Custody Agreement, to the Sponsor Subsidiary Collateral Agent pursuant to the Sponsor Subsidiary Credit Documents and the Sponsor Subsidiary Collateral Agent Agreement and any such consent provided in or required pursuant to an Operative Document);

                  (r) Affiliate Transactions. Cause or permit Trinity to enter into any contracts (including any indemnification agreements) or transactions with any Trinity Member or any Affiliate of any Trinity Member other than as expressly provided for in or contemplated by this Agreement (including Section 4.7 hereof) or in or by any other Operative Document;

                  (s) Disposition of the Trinity Property. Cause or permit Trinity to Dispose of all or any portion of the Trinity Property, except for (i) Dispositions of the Trinity Property in connection with the liquidation, dissolution and winding up of Trinity pursuant to
         Section 12, (ii) Dispositions of amounts on deposit in the Trinity Operating Account for value in connection with Trinity's investment and reinvestment in Cash Equivalents, (iii) payments and Distributions pursuant to Section 7 and (iv) payments of obligations and expenses permitted to be incurred under or required to be paid pursuant to this Agreement;

                  (t) Actions Under the Sponsor Subsidiary Credit Documents. Subject to Section 4.9, cause or permit Trinity to (i) agree, elect or consent to or approve the taking by any Sponsor Subsidiary of any action requiring the prior approval, election or consent of Trinity under the Sponsor Subsidiary Credit Documents (including any action constituting a Trinity Required Action, except to the extent taken as provided in Section 4.9) or decline or fail to enforce the obligations of any Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents or exercise any discretionary right, remedy or privilege granted to or reserved for Trinity in its capacity as the lender and secured party under the Sponsor Subsidiary Credit Documents, or (ii) cause or consent to (A) any termination or cancellation of, (B) any assignment, delegation or other transfer of Trinity's or any Sponsor Subsidiary's rights or obligations under, or (C) any amendment,






                                       20
Trinity Company Agreement
         modification, supplement or waiver of Trinity's or any Sponsor Subsidiary's rights or obligations under, the Sponsor Subsidiary Credit Documents (other than as a result of payment in full of obligations thereunder), or (iii) agree to (A) the Calculation Agent delivering a Pool II Borrowing Base Determination or Pool II Borrowing Base Redetermination pursuant to Section 2.10 of the Sponsor Subsidiary Credit Agreement or (B) a Revised Aggregate Pool I Loan Value Amount pursuant to Section 2.12 of the Sponsor Subsidiary Credit Agreement.

                  4.4. [Intentionally Omitted].

                  4.5. Compliance with Agreement. The Trinity Class A Member shall cause Trinity to comply with all of the obligations of Trinity set forth in this Agreement (including, without limitation, Section 2.19) and the other Operative Documents to which it is a party.

                  4.6. No Employees. The Trinity Class A Member shall not permit Trinity to have any employees.

                  4.7. Affiliate Transactions. Except as otherwise provided in this Agreement, the Trinity Class A Member, when acting on behalf of Trinity, is hereby authorized to deal with any Trinity Member, acting on its own behalf, or any Affiliate of any Trinity Member; provided that any such transaction, other than any transaction otherwise permitted or contemplated by the Operative Documents, shall be made on terms and conditions that, taken as a whole, are no less favorable to Trinity than if the transaction had been made with an independent third party and (excluding any Disposition of any of the Trinity Property to such Trinity Member or such Affiliate of such Trinity Member) shall be in the ordinary course of Trinity's business. The Trinity Members agree that the Operative Documents (and the transactions contemplated thereby) satisfy this third-party standard and the Trinity Members hereby authorize the Trinity Class A Member to cause Trinity to enter into the Operative Documents to which Trinity is a party (and to consummate the transactions contemplated thereby).

                  4.8. Limitations on Member Activities. The Trinity Class A Member shall not engage in any business or other activity other than as specified in Section 2.6 of the Sabine Company Agreement as in effect on the date hereof, except with the written consent of the Trinity Class B Member. The Trinity Class B Member shall not engage in any business or other activity other than as specified in Section 2.6 of the Red River Company Agreement as in effect on the date hereof, except with the written consent of the Trinity Class A Member.

                  4.9. Required Actions. The Trinity Class A Member shall take or cause to be taken each of the Trinity Required Actions (as such Trinity Required Actions may be requested, and as any determinations or calculations to be made in connection therewith may be made, by the Trinity Class B Member in accordance with the Operative Documents), promptly (and, in any event on the next succeeding Business Day) upon receipt of a written request therefor from the Trinity Class B Member, which notice shall provide in reasonable detail the Trinity Required Action to be taken. In the event that the Trinity Class A Member shall fail to take any Trinity Required Action requested by the Trinity Class B Member prior to the close of business on the next succeeding Business Day after receipt of such request, the Trinity Class B Member may, on behalf of Trinity, direct the Trinity Custodian or the Sponsor Subsidiary Collateral Agent, as the






                                       21
Trinity Company Agreement
case may be, to take such Trinity Required Action, and in connection therewith the Trinity Custodian or the Sponsor Subsidiary Collateral Agent, as the case may be, shall have all requisite power and authority to bind Trinity for the purpose of, and to the extent of the exercise of, such Trinity Required Actions.

                  4.10. Compliance with Applicable Laws. The Trinity Class A Member shall cause Trinity to comply with all Applicable Laws except for such non-compliance (a) as is attributable solely to any action taken by the Trinity Class B Member, or in the case of any action required to be taken by the Trinity Class B Member, omitted to be taken or (b) that would not have a Material Adverse Effect.

                  4.11. Trinity Custodian. Simultaneously with the execution of this Agreement, the Trinity Class A Member shall, on behalf of Trinity, enter into the Trinity Custody Agreement and the Sponsor Subsidiary Collateral Agent Agreement and all other documents as may be reasonably required to be executed by Trinity in connection therewith and take such other actions as may be reasonably necessary to consummate the transactions contemplated thereby and appoint the Trinity Custodian and the Sponsor Subsidiary Collateral Agent, as the case may be. The Trinity Members acknowledge that the Trinity Class A Member has delegated certain responsibilities to Wilmington Trust Company, as Trinity Custodian and as Sponsor Subsidiary Collateral Agent, pursuant to this Agreement, the Trinity Custody Agreement, the Sponsor Subsidiary Collateral Agent Agreement and the other Operative Documents, and agree that (x) such delegation is reasonable and appropriate under the circumstances and (y) the Trinity Class A Member shall have no responsibility or liability for errors and omissions of Wilmington Trust Company, as Trinity Custodian or as Sponsor Subsidiary Collateral Agent as the case may be, in performing such responsibilities. The Trinity Class A Member shall instruct the Trinity Custodian to make all payments to be made on behalf of Trinity, including all payments in respect of Preferred Payments, Additional Financing Costs, Transaction Costs, Disposition Costs and other Trinity Expenses in accordance with the Trinity Custody Agreement.

                  4.12. Additional Financing Costs and Transaction Costs. (a) The Trinity Class B Member, the Agent or the Sponsor Subsidiary Collateral Agent (each, a "CLAIMANT") may deliver to the Trinity Class A Member (on behalf of Trinity and on behalf of the Sponsor Subsidiaries under the Sponsor Subsidiary Credit Agreement) written notice with supporting documents therefor provided to such Claimant under the Red River Company Agreement or any Red River Loan Document, as the case may be, certifying in reasonable detail the nature of, and if applicable, the method of computation of, any Additional Financing Costs or Transaction Costs. Such delivery to the Trinity Class A Member shall be deemed a demand by Trinity under the Sponsor Subsidiary Credit Agreement from the Sponsor Subsidiaries for payment of such Additional Financing Costs or Transaction Costs (as the case may be) pursuant to Section 2.06 of the Sponsor Subsidiary Credit Agreement. The Claimant shall specify whether such Additional Financing Costs or Transaction Costs (as the case may be) will be recurring, and, if known, the duration of such recurrence. Recurring amounts claimed shall be paid on each specified recurrence without further notice by the Claimant. Such notice shall specify whether the Claimant requests the amount claimed to be paid on the immediately following Payment Date (for which no less than 2 Business Days prior notice shall be required) after the initial occurrence or after each specified recurrence or, with respect to claims for amounts other than recurring amounts, on a day other than a Payment Date (for which no less than 6 Business Days prior





                                       22
Trinity Company Agreement
notice shall be required); provided, however, that (x) any Additional Financing Costs arising by reason of the late payment of the Advance under the Sponsor Subsidiary Credit Agreement or (y) any Transaction Costs of the kind described in clause (b) of the definition thereof shall, in each case, be payable upon demand. The Claimant shall notify the Trinity Class A Member if any such recurring cost ceases to be recurring (or if the amount thereof decreases) promptly after becoming aware thereof and agrees to refund any excess payment received in respect of such ceased or reduced recurring costs.

                  (b) Upon receipt by Trinity pursuant to the Sponsor Subsidiary Credit Agreement of amounts claimed pursuant to Section 4.12(a), the Trinity Class A Member shall instruct the Trinity Custodian to pay, on behalf of Trinity, to the Trinity Class B Member all such amounts so received.

                  4.13. Payment of Trinity Expenses. The Trinity Class A Member shall promptly cause Trinity to pay all Trinity Expenses when due; provided, however, that the Trinity Class A Member shall not be required to cause Trinity to pay and Trinity shall not be required to pay any such Trinity Expenses that are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to Trinity's property and becomes enforceable against its other creditors.

                                    SECTION 5

                                 COMPANY CAPITAL

                  5.1. Capital Accounts. A Capital Account shall be established for each Trinity Member in the books of Trinity. Upon the making of the initial Capital Contributions pursuant to Section 5.2(a) on the First Closing Date, the initial Capital Account of the Trinity Class A Member shall be $125,000,000, and the initial Capital Account of the Trinity Class B Member shall be $500,000,000, in each case reflecting the initial Capital Contribution of each such Trinity Member to Trinity. Upon the making of additional Capital Contributions pursuant to Section 5.2(b) on the Second Closing Date, the Capital Account of the Trinity Class A Member on such date shall be $250,000,000 and the Capital Account of the Trinity Class B Member shall be $980,000,000, in each case less any Distributions made to the Trinity Class A Member or the Trinity Class B Member (as applicable) pursuant to Article VII through the Second Closing Date. The Capital Account of each Trinity Member shall be maintained in accordance with the following provisions:

                  (a) To each Trinity Member's Capital Account there shall be credited such Trinity Member's Capital Contributions made pursuant to
         Section 5.2 or 5.3, as the case may be, such Trinity Member's Distributive share of Profits, any items in the nature of income or gain that are specially allocated to such Trinity Member pursuant to this Agreement, and the amount of any Trinity liabilities paid, discharged or assumed (pursuant to an enforceable instrument of assumption and release) by such Trinity Member or any Affiliate of such Trinity Member or that are secured at the time of distribution by the Trinity Property distributed to such Trinity Member.





                                       23
Trinity Company Agreement

                  (b) To each Trinity Member's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Trinity Property Distributed to such Trinity Member pursuant to Section 7 (other than Section 7.1(e)) or Section 12, such Trinity Member's Distributive share of Losses and any items in the nature of expenses or losses that are specially allocated to such Trinity Member pursuant to
         Section 6 and the amount of the liabilities of such Trinity Member assumed by Trinity or that are secured by any property contributed by such Trinity Member to Trinity.

                  (c) In the event all or any portion of any Trinity Membership Interest is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Trinity Membership Interest.

                  (d) In determining the amount of any liability for the purposes of clauses (a) and (b), there shall be taken into account Code
         Section 752(c) and any other applicable provisions of the Code and Regulations.

The Trinity Class A Member shall maintain the Trinity Members' Capital Accounts in accordance with this Agreement. However, in the event any Trinity Member disputes in an appropriate judicial proceeding the determination of its Capital Account, an independent de novo determination of the Trinity Members' Capital Accounts shall be made.

                  5.2. Closing Date and Other Contributions by the Trinity Members. (a) On the First Closing Date:

                  (i) the Trinity Class A Member shall make a Capital Contribution to Trinity of $125,000,000 in cash; and

                  (ii) the Trinity Class B Member shall make a Capital Contribution to Trinity of $500,000,000 in cash; and

                  (b) on the Second Closing Date:

                  (i) the Trinity Class A Member shall make a Capital Contribution to Trinity of $125,000,000 in cash; and

                  (ii) the Trinity Class B Member shall make a Capital Contribution to Trinity of $480,000,000 in cash,

in each case subject to the satisfaction (or waiver in writing by such Trinity Member) of the following conditions:

                  (A) No Liquidating Event, Termination Event, Notice Event, Event of Default or Incipient Event shall have occurred and be continuing before or after giving effect to any such Capital Contribution; and

                  (B) Funding is available, after satisfaction of relevant conditions to funding under the Operative Documents, to the Trinity Class B Member from existing or






                                       24
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


         simultaneous equity investments in the Trinity Class B Member and from existing credit facilities in an aggregate amount sufficient to enable such Trinity Member to make the Capital Contribution.

                  5.3. Mandatory Capital Contributions. (a) Deficiency Contributions. In the event Trinity is required to make any payment (without duplication) (i) in respect of Trinity Expenses (subject to the proviso to
Section 4.13 hereof) or (ii) pursuant to Section 13, the Trinity Class A Member shall make additional Capital Contributions to Trinity in an amount equal to such required payment; provided, however, that in the case of Trinity Expenses comprising Additional Financing Costs, Transaction Costs and/or Disposition Costs, the Trinity Class A Member shall only be required to make additional Capital Contributions to Trinity in respect of such Trinity Expenses to the extent such Trinity Expenses are not paid when due by the Sponsor Subsidiaries to Trinity pursuant to the terms of the Sponsor Subsidiary Credit Agreement. Such contributions shall be made in immediately available funds to the Trinity Operating Account so that Trinity may make such payment when such payment is due. The Trinity Class A Member shall instruct the Trinity Custodian to make such payment when such payment is due.

                  (b) Exclusivity. Except as provided in Section 5.2 and as provided by Section 18-607 of the Act, the Trinity Class B Member shall have no obligation of any kind to make Capital Contributions to or assume or pay liabilities of Trinity.

                  5.4. Trinity Custodian Notification. If the Trinity Class A Member or the Trinity Class B Member makes a Capital Contribution under Section
5.3 or otherwise (except under Section 5.2) to Trinity, the Trinity Class A Member shall notify the Trinity Custodian of the provision, if any, of this Agreement pursuant to which such Capital Contribution is made or the reason such Capital Contribution is made.

                  5.5. No Withdrawal of Capital. Except as otherwise provided in this Agreement, no Trinity Member shall demand or receive a return of its Capital Contributions. Under circumstances requiring a return of any Capital Contributions, no Trinity Member shall have the right to receive property other than cash except as may be specifically provided in this Agreement.

                  5.6. No Return on Capital. No Trinity Member shall receive any yield or return with respect to its Capital Contributions on its Capital Account, except as otherwise provided in this Agreement.

                  5.7. Cash Capital Contributions. No Trinity Member shall make any Capital Contribution hereunder otherwise than in cash.

                                    SECTION 6

                                   ALLOCATIONS

                  6.1. Allocations Generally. For the purposes of maintaining the Capital Accounts provided for in Section 5.1, Profits or Losses or items thereof (and for Federal and state income tax purposes the corresponding items of income, gain, loss, deduction, and credit)






                                       25
Trinity Company Agreement
for each Fiscal Year shall be allocated 100% to the Trinity Class A Member except as provided in the succeeding provisions of this Section 6.

                  6.2. Special Allocations.

                  (a) Advances.

                  (i) Any deduction or loss realized with respect to the Advances shall be specially allocated as follows:

                           (X) First, 100% to the Trinity Class A Member until
                  the Capital Account of the Trinity Class A Member is reduced to zero; and

                           (Y) Second, 100% to the Trinity Class B Member.

                  (ii) Any gains (but not interest income) realized in respect of the Advances shall be specially allocated as follows:

                           (X) First, 100% to the Trinity Class B Member until
                  the cumulative amount of gains allocated to the Trinity Class B Member for the current Fiscal Year and all prior Fiscal Years pursuant to this Section 6.2(a)(ii)(X) equals the cumulative amount of deductions and losses allocated to the Trinity Class B Member for the current Fiscal Year and all prior Fiscal Years pursuant to Section 6.2(a)(i)(Y); and

                           (Y) Second, 100% to the Trinity Class A Member.

                  (b) Quarterly Cash Flow. The Members shall be specially allocated items of gross income or gain each Fiscal Quarter as follows:

                  (i) First, to the Trinity Class B Member in an amount equal to the excess of all amounts paid or payable (without duplication) to the Trinity Class B Member pursuant to Section 7.1 hereof (including for this purpose amounts paid or payable by virtue of Section 12.7 hereof but excluding, in all events, amounts paid or payable pursuant to
         Section 7.1(e) hereof) in respect of the current and all prior Fiscal Years over all amounts allocated pursuant to this Section 6.2(b)(i) for all prior Fiscal Years; provided, however, that in determining the amount paid pursuant to Section 7.1 for any Fiscal Year for this purpose, such amounts paid within the first 20 days of the next succeeding Fiscal Year shall be included as paid in respect of the prior Fiscal Year, and such amounts shall not be taken into account again as paid in respect of any such subsequent Fiscal Year; and

                  (ii) Second, to the Trinity Class A Member all other items of Profit or gain for such Fiscal Quarter.

                  (c) Trinity Expenses. All Trinity Expenses shall be specially allocated to the Trinity Class A Member.




                                       26
Trinity Company Agreement

                  6.3. Timing of Allocations. Profits, Losses and any other items of income, gain, loss or deduction to be allocated pursuant to this
Section 6 shall be allocated to the Capital Accounts by the Trinity Class A Member on:

                  (a) the last day of each Fiscal Year (taking into account the Distribution to be paid in January of the following Fiscal Year relating to the Payment Period ending in January of such following Fiscal Year); and

                  (b) on the date of determination of the Mark-to-Market Value of any Trinity Property following the occurrence of a Mark-to-Market Event.

                  6.4. Other Allocation Rules. For the purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the Trinity Class A Member using any permissible method under section 706 of the Code and the Regulations thereunder. The Trinity Members hereby agree to be bound by the provisions of this Section 6 in reporting their shares of the income, gain, loss, deduction, and credit of Trinity for income tax purposes, except as may otherwise be required by Applicable Law.

                                    SECTION 7

                     PAYMENTS, DISTRIBUTIONS AND RETIREMENTS

                  7.1. Payments and Distributions -- Trinity Class B Member. Trinity shall make the following Distributions and payments to the Trinity Class B Member at the following times:

                  (a) On the Payment Date next succeeding the last day of each Payment Period, a Distribution in an amount equal to the Preferred Payment for such Payment Period.

                  (b) (i) On the date of any Distribution to the Trinity Class B Member pursuant to Section 7.3 or Section 12, if such date of payment is other than a Payment Date, an amount equal to the sum of (1) all accrued and unpaid Preferred Payments to such date on the amount of the Trinity Class B Member's positive Capital Account balance so Distributed and (2) all accrued and unpaid Additional Financing Costs and Transaction Costs that are then payable pursuant to Section 4.12(a).

                  (c) On each Payment Date or other date specified in a notice referred to in Section 4.12(a), all accrued and unpaid Additional Financing Costs and Transaction Costs then payable pursuant to Section 4.12(a).

                  (d) [Intentionally omitted]

                  (e) At the times specified in Section 13, all indemnities owing under Section 13.





                                       27
Trinity Company Agreement

                  (f) On the Purchase Closing Date, if such date of payment is other than a Payment Date, an amount equal to all accrued and unpaid Additional Financing Costs and Transaction Costs that are then payable pursuant to Section 4.12(a).

                  7.2. Distributions. Except as otherwise provided in Section 12, after making any payments pursuant to Section 7.1 and Section 7.3 and paying all Trinity Expenses, in each case then due and payable, all remaining cash shall be Distributed by Trinity on the Payment Date next succeeding the last day of each Payment Period to the Trinity Class A Member.

                  7.3. Mandatory Retirement of the Class B Membership Interest. Trinity shall Distribute to the Trinity Class B Member, as a Distribution of Capital, immediately upon the receipt of any payments or prepayments of the principal amount of any Advance (whether at scheduled maturity, on prepayment, acceleration, setoff or otherwise) or the proceeds of the sale of any Advance (or any interest therein) 100% of the principal amount of such payment or prepayment, until the Capital Account of the Trinity Class B Member is reduced to zero.

                  7.4. Admission and Withdrawal of Trinity Class B Member. If any retirement or liquidating distribution would result in the Capital Account of the Trinity Class B Member being reduced to zero, or if El Paso or its designee purchases in full the Trinity Class B Membership Interest pursuant to an exercise of the Purchase Option, upon such retirement or purchase and the payment in full of all amounts due and owing to the Trinity Class B Member by El Paso or Trinity or any Affiliate thereof the following shall occur in the following order: first, the Trinity Class A Member shall admit a Person selected by the Trinity Class A Member to be the Trinity Class B Member and second, Red River shall be deemed to withdraw as the Trinity Class B Member. Such admission shall not affect the allocations, distributions or the rights of the withdrawing Trinity Class B Member through the date of such withdrawal. Following such admission, Red River shall be deemed to have withdrawn from Trinity. This
Section 7.4 shall not apply to a Trinity Class B Member admitted under this
Section 7.4.

                  7.5. Making of Payments, Etc. All payments to the Trinity Members pursuant to any provision of this Agreement shall be made in immediately available funds no later than 12:00 noon (New York City time) on the day of such payment, and, at the time of the making of any such payment, the Trinity Class A Member shall provide (or shall cause the Trinity Custodian to provide) to the Trinity Class B Member and the Administrator a notice identifying the nature of such payment, the Section or Sections of this Agreement pursuant to which it is being made and the amount being distributed or paid pursuant to each such Section. The Trinity Class A Member or, after the Liquidation Start Date, the Trinity Liquidator, shall notify the Trinity Custodian of the amount of each such payment hereunder, the calculation thereof, in reasonable detail, and the Section of this Agreement pursuant to which such payment is to be made no later than 12:00 noon (Wilmington, Delaware time) on the second Business Day prior to any such payment pursuant to Section 7.1(a) and to the extent practicable with respect to each other payment under Sections 7.1, 7.2 and 7.3.

                  7.6. Payment Reports. Trinity shall prepare and furnish to each Trinity Member not later than 45 days after the date on which any payment to a Trinity Member is made after the Liquidation Start Date that reduces a Trinity Member's Capital Account to zero or less:





                                       28
Trinity Company Agreement

                  (a) a Mark-to-Market Schedule as of immediately prior to the making of such payment;

                  (b) a statement of the Trinity Members' Capital Accounts and the Unrecovered Capital of the Trinity Class B Member as of immediately prior to the making of such payment; and

                  (c) a certificate of the Trinity Class A Member that such statements have been prepared in accordance with this Agreement.

                  7.7. Determination of the Preferred Payment. (a) Certain Notices. The Trinity Class B Member shall notify the Trinity Class A Member on behalf of Trinity and on behalf of the Sponsor Subsidiaries (which shall be deemed notice under Section 2.03(b) of the Sponsor Subsidiary Credit Agreement),
(x) three Business Days prior to the Payment Date for each Payment Period (in respect of any payments to be made under Section 7.1(a) and (y) no later than 10:00 am (New York City time) on the date of any other payment under Section 7.1, 7.2 or 7.3, (i) of the Funding Rate applicable to such Payment Period (or portion thereof) and (ii) whether the Notified Amount used in the calculation of such Funding Rate was based on the CXC Rate or the Purchaser Rate, or if applicable, both. The Notified Amount shall initially be based on the CXC Rate. Each determination by the Trinity Class B Member of the Funding Rate, Notified Amount, Equity Amount and Fee Amount hereunder shall be conclusive and binding for all purposes, absent manifest error, and shall be accompanied by such supporting documentation as to the determination of the Funding Rate, Notified Amount, Equity Amount and Fee Amount as the Trinity Class A Member and the Sponsor Subsidiaries may reasonably request.

                  (b) Computation. The Preferred Payment for any Payment Period (or portion thereof) shall be computed by the Trinity Class A Member or, if the Liquidation Start Date has occurred, the Trinity Liquidator, based upon the information provided by the Trinity Class B Member pursuant to clause (a) above, and on the basis of a year having 360 days and for the actual days elapsed (including the first day but excluding the last day) occurring in the related Payment Period (or portion thereof). The Trinity Class A Member or the Trinity Liquidator, as the case may be, shall notify the Trinity Custodian of the amount of such Preferred Payment on a timely basis consistent with the Trinity Custody Agreement.

                                    SECTION 8

                     ACCOUNTING; BOOKS AND RECORDS; REPORTS

                  8.1. Accounting; Books and Records. (a) Maintenance. Trinity shall maintain at its principal place of business or, upon notice to the Trinity Members, at such other place within the United States as the Trinity Class A Member shall determine, separate books of account for Trinity, which shall include a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of Trinity and the operation of its business in accordance with this Agreement.





                                       29
Trinity Company Agreement

                  (b) Accounting Methods. The accounts of Trinity shall be prepared in accordance with GAAP.

                  (c) Access to Books, Records, Etc. Any Trinity Member or any agents or representatives of such Trinity Member, at Trinity's expense, may visit and inspect any of the properties of Trinity and examine any information it may reasonably request from Trinity financial and operating records and books of account of Trinity, and discuss the affairs, finances and accounts of Trinity with the Trinity Class A Member and the officers of the Trinity Class A Member, all at such reasonable times (i.e., during normal business hours, at reasonable intervals and upon reasonable notice) and, other than during the continuance of any Incipient Event, Event of Default, Notice Event, Termination Event or Liquidating Event, at such reasonable intervals as such Trinity Member or any agents or representatives of such Trinity Member may reasonably request for purposes related to this Agreement. In addition, any Trinity Member may discuss the affairs, finances and accounts of Trinity with the independent accountants of Trinity at reasonable intervals and with the knowledge of the Trinity Class A Member where feasible. The rights granted to a Trinity Member pursuant to this
Section 8.1(c) are expressly subject to compliance by such Trinity Member with the reasonable confidentiality procedures and guidelines of Trinity, as such procedures and guidelines may be established by the Trinity Class A Member in its reasonable judgment from time to time.

                  8.2. Tax Matters. (a) Company Reporting. All returns filed by Trinity in respect of Federal, state and local income taxes shall be filed on the basis that Trinity is a partnership for Federal, state and local income tax purposes unless otherwise (i) required by Applicable Law, or (ii) unanimously agreed by all Trinity Members. The Trinity Members shall take all steps pursuant to Applicable Law in order to achieve partnership classification for Trinity for Federal, state and local income tax purposes and, in this connection, the Trinity Class B Member will join in the making of any election requested in good faith by the Trinity Class A Member in furtherance of this objective; provided that any such election could not reasonably be expected to reduce the amount or change the timing, treatment, or character, of the receipts of any payments expected to be received by the Trinity Class B Member.

                  (b) Tax Matters Member. The Trinity Class A Member is authorized, in the case of material elections with the consent of the Trinity Class B Member, not to be unreasonably withheld, to make any and all elections for Federal, state, and local tax purposes. The Trinity Class A Member is authorized, to the extent provided in Code Sections 6221 through 6231, to represent Trinity and the Trinity Members before taxing authorities or courts of competent jurisdiction in tax matters affecting Trinity or the Trinity Members in their capacities as Trinity Members, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Trinity Members with respect to such tax matters or otherwise affect the rights of Trinity and the Trinity Members. The Trinity Class A Member is specifically authorized to act as the "Tax Matters Member" under the Code and in any similar capacity under Applicable Law. Notwithstanding the generality of the foregoing, the Tax Matters Member shall make regular and current reports to the Trinity Class B Member on the status of all representations of Trinity and the Trinity Members before taxing authorities and courts of competent jurisdiction. The Tax Matters Member shall provide to the Trinity Class B Member copies of all material notices, correspondence and other written materials received from or sent to the taxing authorities of






                                       30
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Trinity. Furthermore, without the prior written consent of the Trinity Class B
Member (which consent shall not be unreasonably withheld), the Tax Matters Member may not enter into any agreements or documents that would affect the amount, timing, treatment or character of any items of income, gain, loss, deduction or credit allocated to, or otherwise realized by, the Trinity Class B Member.

                  (c) Tax Information. Necessary tax information shall be delivered to each Trinity Member as soon as practicable after the end of each Fiscal Year of Trinity but not later than 120 days after the end of each such Fiscal Year. The Trinity Class A Member shall file tax returns for Trinity prepared in accordance with the Code and the Regulations.

                  (d) Partnership Treatment. Trinity and each of the Trinity Members will treat Trinity and every Trinity Membership Interest as a partnership and as partnership interests, respectively, for all Federal, state and local income tax purposes, except as otherwise required by Applicable Law and by a final judicial or administrative determination or as may be unanimously agreed in writing by all Trinity Members.

                                    SECTION 9

               REPORTS AND INFORMATION; TRINITY OPERATING ACCOUNT

                  9.1. Periodic Reporting. Trinity shall furnish or cause to be furnished to each Trinity Member the following:

                  (a) Annual Reports. Within 120 days after the end of each Fiscal Year beginning with the Fiscal Year ended December 31, 1999, the following:

                           (i) a Compliance Certificate, executed by a
                  Responsible Officer of El Paso;

                           (ii) for each Fiscal Year, audited balance sheets as
                  of the last day of such Fiscal Year and the preceding Fiscal Year (if any) and audited income statements and statements of cash flows for such periods and the notes associated with each, for Trinity; and

                           (iii) a statement of such Trinity Member's Capital
                  Account balances at the end of the Fiscal Year and a statement of the changes therein since the end of the prior Fiscal Year (if any).

                  (b) Quarterly Reports. Within 60 days after the close of each Fiscal Quarter (other than the final Fiscal Quarter of any Fiscal Year) the following:

                           (i) unaudited statements of cash flows of Trinity for
                  such Fiscal Quarter and the notes associated therewith;

                           (ii) balance sheets of Trinity as of the end of such
                  Fiscal Quarter and for the comparable quarter of the prior Fiscal Year (if any);




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                           (iii) income statements of Trinity for such Fiscal
                  Quarter, for the year to date ending such Fiscal Quarter and for the comparable periods of the prior Fiscal Year (if any);

                           (iv) a Compliance Certificate executed by a
                  Responsible Officer of the Trinity Class A Member; and

                           (v) a certification by the Trinity Class A Member
                  that the statements described in Sections 9.1(b)(i) and (iii) and the balance sheets referred to in Section 9.1(b)(ii) are fairly stated in all material respects.

                  (c) Other Notices. A notice of the occurrence of any Liquidating Event, Termination Event, Notice Event or Incipient Event promptly, but in any event no later than three Business Days, after a Responsible Officer of the Trinity Class A Member or El Paso has actual knowledge of such occurrence or such event becomes generally publicly known, and a notice setting forth details of the actions that the Trinity Class A Member or El Paso has taken or proposes to take with respect thereto within ten Business Days after such Responsible Officer obtains actual knowledge of such event or after such event becomes generally publicly known.

                  (d) Additional Information. Promptly following any such request, such other information as is reasonably requested by any Trinity Member.

                  9.2. Notices. (a) Trinity shall provide to each Trinity Member (other than any Trinity Member furnishing any such information to Trinity), promptly after receipt by Trinity, copies of any material report, statement, notice, certificate, instrument or other information furnished to Trinity under or with respect to the Permitted Assets (including any Redetermination Notice, Reserve Report, draft Pool II Borrowing Base Report, final Pool II Borrowing Base Report, and the comments of Sabine (if any) on any draft Pool II Borrowing Base Report, in each case, furnished pursuant to Section 2.10 of the Sponsor Subsidiary Credit Agreement and any request by Sabine to increase the Aggregate Pool I Loan Value Amount pursuant to Section 2.12 of the Sponsor Subsidiary Credit Agreement).

                  (b) Trinity shall provide to the Red River Collateral Agent and the Agent simultaneously with delivery to the Trinity Members, copies of all material reports, statements, notices, certificates, instruments and other information delivered to the Trinity Members pursuant to this Section 9.

                  9.3. Trinity Operating Account. Trinity shall maintain the Trinity Operating Account with the Trinity Custodian. All amounts received by Trinity on any account whatsoever shall be deposited into the Trinity Operating Account.

                                   SECTION 10

                        TRANSFERS OF MEMBERSHIP INTERESTS

                  10.1. Restriction on Transfers. Except as otherwise permitted by this Agreement, Section 7.01 of the Red River Credit Agreement and with respect to the pledges






                                       32
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described in Section 1 of the Sponsor Subsidiary Security Agreement, and any
other provision of any other Red River Loan Document, no Trinity Member shall Transfer all or any portion of its Trinity Membership Interest; provided, however, that the Trinity Class A Member Interest may be pledged solely in connection with the Sponsor Subsidiary Credit Documents, and any foreclosure thereon and Transfer thereof pursuant to such Sponsor Subsidiary Credit Documents shall similarly be permitted hereunder, without regard to Section 10.3 hereof, and shall be deemed to satisfy Section 10.7 hereof.

                  10.2. Permitted Transfer -- Trinity Class B Member. Subject to the conditions and restrictions set forth in Section 10.3, all or any portion of the Trinity Membership Interest of the Trinity Class B Member may be Transferred to any Person; provided that (a) any Transfer by the Trinity Class B Member must be consented to by the Trinity Class A Member (such consent not to be unreasonably withheld) and (b) in no event shall the total number of Trinity Class B Members exceed one except as otherwise provided in Section 7.4.

                  10.3. Conditions to Permitted Transfers. Subject to Section 10.4, no Transfer shall be treated as a Permitted Transfer under Section 10.2 unless and until the following conditions are satisfied:

                  (a) Documentation. The transferor and transferee shall execute and deliver to Trinity (i) such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to Trinity to effect such Transfer and to confirm the agreement of the transferee to be bound by the provisions of this Agreement and (ii) unless the requirement of this clause (ii) has been waived by the Required Trinity Members, in the case of the transferee, a confidentiality agreement in the form of Exhibit B hereto.

                  (b) Tax Information. The transferor and transferee shall furnish Trinity with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Transferred Trinity Class B Membership Interests, the amount realized by the transferor in respect of the transfer, and any other information reasonably necessary to permit Trinity to file all required Federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, Trinity shall not be required to make any Distribution otherwise provided for in this Agreement with respect to any Transferred Trinity Class B Membership Interests until it has received such information.

                  (c) [Intentionally omitted]

                  (d) Securities Law Opinion. Such Transfer will be exempt from all applicable registration requirements, including the requirements under the Securities Act, and any applicable state securities law, and will not violate any Applicable Laws regulating the Transfer of securities, and, except in the case of a Transfer of Trinity Class B Membership Interests to another Member or to a Wholly Owned Affiliate of the transferor or of any other Member or, unless waived by the Required Trinity Members, the transferor shall provide an opinion of counsel to such effect. Such counsel and opinion shall be reasonably satisfactory to the Required Trinity Members.




                                       33
Trinity Company Agreement

                  (e) Investment Company Act Opinion. Such Transfer will not cause Trinity to be deemed to be an "investment company" under the Investment Company Act, and the transferor shall provide an opinion of counsel to such effect, unless waived by the Required Trinity Members. Such counsel and opinion shall be reasonably satisfactory to the Required Trinity Members, and the Trinity Members shall provide to such counsel any information available to the Trinity Members, as the case may be, and relevant to such opinion.

                  (f) Certificates. Unless waived by the Required Trinity Members, the transferor of the Trinity Class B Membership Interest shall execute a Transferor Certificate and the transferee of the Trinity Class B Membership Interest shall execute a Transferee Certificate.

                  (g) Expenses. Unless the requirements of this paragraph have been waived by the Required Trinity Members, Trinity shall be reimbursed by the transferor and/or transferee for all Trinity Expenses that it reasonably incurs in connection with such Transfer.

                  10.4. Pledge of Trinity Class B Membership Interest; Foreclosure Transfers. (a) Nothing in this Section 10 prevents the creation of any Lien in the Trinity Class B Membership Interest in favor of the Red River Collateral Agent as contemplated by the Red River Loan Documents.

                  (b) The Trinity Class A Member hereby irrevocably consents to:

                  (i) any transfer or assignment of the Trinity Class B Membership Interest to the Red River Collateral Agent in connection with the creation of such Lien; and

                  (ii) any subsequent transfer or assignment of the Trinity Class B Membership Interest to any Person consequent upon the exercise by the Red River Collateral Agent of the security interests created under the Red River Loan Documents (a "FORECLOSURE TRANSFER").

                  (c) If a Foreclosure Transfer is effected under and in accordance with the terms of the Escrowed Document:

                  (i) none of the requirements of Section 10.3 shall apply to such Foreclosure Transfer (except to the extent expressly contemplated by Section 3 of the Escrowed Document); and

                  (ii) such Foreclosure Transfer shall be treated for the purposes of this Agreement as having satisfied all of the requirements of Section 10.7.

                  10.5. Prohibited Transfers. (a) Except as provided in Sections
10.1 and 10.4, any purported Transfer of a Trinity Membership Interest that is not a Permitted Transfer shall be null and void and of no effect whatever; provided that, if Trinity is required to recognize a Transfer that is not a Permitted Transfer, the interest Transferred shall be strictly limited to the transferor's rights to allocations and Distributions as provided by this Agreement with respect to







                                       34
Trinity Company Agreement
the Transferred Trinity Membership Interest, which allocations and Distributions may be applied (without limiting any other legal or equitable rights of Trinity) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Trinity Membership Interest may have to Trinity.

                  (b) In the case of a Transfer or attempted Transfer of a Trinity Membership Interest that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall indemnify and hold harmless Trinity and the other Trinity Members from all cost, liability, and damage that any of such indemnified Persons may incur (including incremental tax liability and attorneys' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

                  10.6. Rights of Unadmitted Transferees. (a) In General. A Person who acquires a Trinity Class A Membership Interest in contravention of
Section 10.1 or a Person who acquires a Trinity Class B Membership Interest but who is not admitted as a substituted Trinity Class B Member pursuant to Section
10.7 shall be entitled only to allocations and Distributions with respect to such acquired Trinity Membership Interest in accordance with this Agreement, but shall have no right to any information or accounting of the affairs of Trinity, shall not be entitled to inspect the books or records of Trinity, and shall not have any of the rights of a Trinity Member under the Act or this Agreement.

                  (b) Trinity Members. Following a Transfer to a transferee who acquires any Trinity Membership Interest from a Trinity Member under this Agreement but who is not admitted as a Trinity Member, the transferor shall not cease to be a Trinity Member and shall continue to be a Trinity Member until immediately after the time, if any, the transferee is admitted as a Trinity Member under this Agreement.

                  10.7. Admission as Substituted Trinity Members. Subject to
Section 10.4, a transferee of a Trinity Membership Interest may, subject to the other provisions of this Section 10, be admitted to Trinity as a substituted Trinity Member only upon satisfaction of the further conditions set forth below:

                  (i) In the case of a transfer of the Trinity Class B Membership Interest, the Trinity Class A Member shall consent to such admission, which consent may not unreasonably be withheld or delayed;

                  (ii) The Trinity Membership Interest was acquired by means of a Permitted Transfer;

                  (iii) The transferee becomes a party to this Agreement as a Trinity Member and executes such documents and instruments as the Trinity Members consenting to such admission may reasonably request as may be necessary or appropriate to confirm such transferee as a Trinity Member, including such transferee's agreement to be bound by the terms and conditions of this Agreement;

                  (iv) Unless the requirements of this Section 10.7(iv) have been waived by the Trinity Members consenting to such admission, the transferee pays or reimburses Trinity for all reasonable legal, filing, publication and other costs that Trinity incurs in






                                       35
Trinity Company Agreement
         connection with the admission of the transferee as a Trinity Member with respect to the Transferred Trinity Membership Interest; and

                  (v) Unless the requirements of this Section 10.7(v) have been waived by the Trinity Members consenting to such admission, if the transferee is a partnership, limited liability company or corporation, such transferee provides Trinity with evidence satisfactory to counsel for Trinity that such transferee has made representations and warranties substantially the same as those set forth in Sections 2.15(b) and (c) as of the date of the Transfer.

                  10.8. Distributions with Respect to Transferred Trinity Membership Interests. Except as otherwise provided in Section 7.2, if any Trinity Membership Interest is Transferred in compliance with the provisions of this Section 10, all Distributions on or before the date of such Permitted Transfer shall be made to the transferor, and all Distributions thereafter shall be made to the transferee. Solely for purposes of making such Distributions, Trinity shall recognize such Permitted Transfer not later than the end of the calendar month during which it is given notice of such Permitted Transfer; provided, however, that if Trinity is given notice of a Permitted Transfer at least fourteen (14) days prior to the Permitted Transfer, Trinity shall recognize such Permitted Transfer as of the date of such Permitted Transfer, and provided further that if Trinity does not receive a notice stating the date such Trinity Membership Interest was Transferred and such other information as the Trinity Class A Member may reasonably require within 30 days after the end of the Fiscal Quarter during which the Permitted Transfer occurs, all Distributions shall be made to the Person who, according to the books and records of Trinity, on the last day of the Fiscal Quarter during which the Permitted Transfer occurs, was the record owner of the Trinity Membership Interest. Neither Trinity nor any Trinity Member shall incur any liability for making Distributions in accordance with the provisions of this Section 10.8, whether or not the Trinity Class A Member or Trinity has knowledge of any Transfer of ownership of the Trinity Membership Interest.

                                   SECTION 11

                                POWER OF ATTORNEY

                  11.1. Attorney-in-Fact. Each Trinity Member hereby makes, constitutes, and appoints the Trinity Class A Member and, effective as of the Liquidation Start Date, the Trinity Liquidator, severally, with full power of substitution and resubstitution, its true and lawful attorney-in-fact for it and in its name, place, and stead and for its use and benefit, to sign, execute, certify, acknowledge, swear to, file, publish and record (a) all certificates of Trinity, amended name or similar certificates, and other certificates and instruments (including counterparts of this Agreement in the form identical to the original counterpart thereof manually executed by such Trinity Member (as amended, restated or modified in accordance with clause (b) below)) that the Trinity Class A Member or Trinity Liquidator may deem necessary to be filed by Trinity under the laws of the State of Delaware or any other state or jurisdiction in which Trinity is doing or intends to do business approved by the Trinity Members; (b) any and all amendments, restatements or modifications to this Agreement and the instruments described in clause (a), as now or hereafter amended, which the Trinity Class A Member or the Trinity Liquidator may deem necessary to effect a change or modification of Trinity in the form






                                       36
Trinity Company Agreement
approved by the Trinity Members in accordance with the terms of this Agreement, including amendments, restatements or modifications to reflect (i) the exercise by any Trinity Member of any power granted to it under this Agreement, (ii) any amendments adopted by the Trinity Members in accordance with the terms of this Agreement, (iii) the admission of any substituted Trinity Member and (iv) the disposition by any Trinity Member of its Trinity Membership Interest; (c) all certificates of cancellation and other instruments that the Trinity Class A Member or Trinity Liquidator deems necessary or appropriate to effect the dissolution and termination of Trinity pursuant to the terms of this Agreement; and (d) any other instrument that is now or may hereafter be required by Applicable Law to be filed on behalf of Trinity or is deemed necessary by the Trinity Class A Member or Trinity Liquidator to carry out fully the provisions of this Agreement in accordance with its terms; provided that nothing in this
Section 11 shall authorize or be deemed to authorize any such attorney-in-fact to take any action for or in the name, place or stead of any Trinity Member, or otherwise referred to in this Section 11 with respect to any Trinity Member, to the extent such action requires the consent of such Trinity Member pursuant to the terms of this Agreement and such Trinity Member has not so consented. Each Trinity Member authorizes each such attorney-in-fact to take any further action that such attorney-in-fact shall consider necessary in connection with any of the foregoing, hereby giving each such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite to be done in connection with the foregoing as fully as such Trinity Member might or could do personally, and hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue thereof or hereof.

                  11.2. Nature of Special Power. The power of attorney granted pursuant to this Section 11:

                  (a) Is a special power of attorney coupled with an interest and is irrevocable;

                  (b) May be exercised by any such attorney-in-fact by listing the Trinity Members executing any agreement, certificate, instrument, or other document with the single signature of any such attorney-in-fact acting as attorney-in-fact for such Trinity Members; and

                  (c) Shall survive and not be affected by the subsequent Bankruptcy, insolvency, dissolution, or cessation of existence of a Trinity Member and shall survive the delivery of a permitted assignment by a Trinity Member of the whole or a portion of its Trinity Membership Interest (except that where the assignment is of all of such Trinity Member's Membership Interest in Trinity and the assignee, with the consent of the Required Trinity Members, is admitted as a substituted Member, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution) and shall extend to such Member's or assignee's successors and assigns.




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


                                   SECTION 12

                           DISSOLUTION AND WINDING UP

                  12.1. Liquidation. (a) Liquidating Events. Trinity shall dissolve and commence winding up and liquidating upon, and only upon, the occurrence of a Liquidating Event.

                  (b) Termination Notice. At any time on or after the occurrence and during the continuance of any Notice Event, the Trinity Class B Member may elect to cause such Notice Event to result in a Termination Event by delivering to the Trinity Class A Member a notice (a "TERMINATION NOTICE") of such election. Such Termination Notice shall be effective on the Business Day it is delivered (unless stated to be effective on any other day after the day of delivery) to the Trinity Class A Member (or if such delivery day or such other day is not a Business Day, the immediately following Business Day). Any such Termination Notice may be rescinded by the Trinity Class B Member giving such Termination Notice prior to its effectiveness by delivery of a rescission notice to the Trinity Class A Member.

                  12.2. Winding Up. (a) Distribution of Assets. Upon the occurrence of a Liquidating Event, Trinity shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Trinity Members, and no Trinity Member shall take any action with respect to Trinity that is inconsistent with the winding up of Trinity's business and affairs; provided that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Trinity Members until the Trinity Property has been distributed pursuant to this Section 12.2 and the certificate of formation has been canceled pursuant to the Act. The Trinity Liquidator shall be responsible for overseeing the winding up and dissolution of Trinity (including taking any actions required by Section 12.10), shall take full account of Trinity's liabilities and the Trinity Property, and shall cause the Trinity Property or the proceeds from the Disposition thereof and the proceeds from the repayment of the Advances (to the extent not setoff against distributions owing to the Trinity Class A Member), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by Applicable Law, in the following order:

                  (i) First, as provided in Section 18-804(a)(1) of the Act; and

                  (ii) Second, the balance, if any, to the Trinity Members in an amount equal to their Capital Account balances (in the case of the Trinity Class A Member, as reduced by any setoff against amounts owing by the Trinity Class A Member under the Sponsor Subsidiary Credit Agreement), after giving effect to all contributions, Distributions, and allocations made for all periods through the end of the Liquidation Period; provided that cash (as opposed to other property) shall be first applied and distributed to the Trinity Class B Member and second to the Trinity Class A Member.

                  (b) Reserves. In the reasonable good faith discretion of the Trinity Liquidator, with the consent of the Trinity Class B Member, a portion (determined in the manner





                                       38
Trinity Company Agreement
provided below) of the Distributions that would otherwise be made to the Trinity Members pursuant to Section 12.2(a) may be:

                  (i) Distributed to a trust established for the benefit of the Trinity Members solely for the purposes of liquidating Trinity Property, collecting amounts owed to Trinity, and paying any reasonably anticipated contingent or unforeseen liabilities or obligations of Trinity arising out of or in connection with Trinity. The assets of any such trust shall be distributed to the Trinity Members from time to time, in the reasonable good faith discretion of the Trinity Liquidator, in the same proportions (as determined below) as the amount distributed to such trust by Trinity would otherwise have been distributed to the Trinity Members pursuant to Section 12.2(a); or

                  (ii) Withheld to provide a reasonable reserve for reasonably anticipated Trinity liabilities (contingent or otherwise) and to allow for the collection of the unrealized portion of any installment obligations owed to Trinity; provided that such withheld amounts shall be distributed to the Trinity Members as soon as practicable.

The portion of the Distributions that would otherwise have been made to each of the Trinity Members that is instead distributed to a trust pursuant to Section 12.2(b)(i) or withheld to provide a reserve pursuant to Section 12.2(b)(ii) shall be determined in the same manner as the expense or deduction that would have been allocated if Trinity had realized an expense equal to such amounts immediately prior to a Distribution being made pursuant to Section 12.2(a).

                  12.3. No Restoration of Deficit Capital Accounts. Notwithstanding anything in this Agreement to the contrary, if a Liquidating Event has occurred and Trinity is wound up in accordance with Section 12.2, no Trinity Member shall be obligated to make any Capital Contributions to Trinity in respect of a deficit balance in its Capital Account, and such deficit shall not be considered to be a debt owed to Trinity or to any other Person for any purpose whatsoever; provided, however, that the Trinity Class A Member shall be obligated to make such a Capital Contribution in cash to the extent of any amounts required to be contributed by the Trinity Class A Member pursuant to
Section 5.3 that have not yet been contributed.

                  12.4. [Intentionally Omitted]

                  12.5. Rights of Members. Each Trinity Member shall look solely to the Trinity Property for the return of its Capital Contribution and, except as otherwise provided in Section 12.11, shall have no right or power to demand or receive property other than cash from Trinity.

                  12.6. Occurrence of Liquidating Event. (a) A "LIQUIDATING EVENT" will occur (the date of such occurrence being the "LIQUIDATION START DATE") on the first Business Day occurring immediately after the expiration of the Purchase Option Period following the occurrence of a Termination Event.

                  (b) The Trinity Members hereby agree that Trinity shall not be dissolved or required to be wound up notwithstanding the occurrence of an event that caused the last Trinity Member to cease to be a Trinity Member, if within ninety (90) days after such event the Personal Representative (as defined in the Act) of such last remaining Member agrees in writing to






                                       39
Trinity Company Agreement
continue the business of Trinity and to the admission, effective as of the date of such event, of one or more additional Trinity Members.

                  12.7. Allocations and Distributions During Period of Liquidation. During the Liquidation Period, the Trinity Members shall continue to share Profits, Losses and other items of Trinity income, gain, loss or deduction in the manner provided in Section 6 and Preferred Payments, Distributions and other payments shall continue to be made as set forth in
Section 7. In addition, the Trinity Liquidator, in its sole discretion, may make cash Distributions to the Class B Member at any time.

                  12.8. Character of Liquidating Distributions. All payments made in liquidation of Trinity Interests shall be made in exchange for the interest of such Trinity Member in Trinity Property pursuant to Section 736(b)(1) of the Code, including the interest of such Trinity Member in Trinity goodwill.

                  12.9. The Trinity Liquidator. (a) Definition. The "TRINITY LIQUIDATOR" shall mean (a) in the event that a liquidation of Trinity results from a Termination Event described in clauses (a) or (d) of the definition of Termination Event, the Trinity Class A Member or any other Affiliate of El Paso appointed as Trinity Liquidator by the Trinity Class A Member; provided, however, that, if the Collection Date does not occur within 180 days after the Liquidation Start Date, then the Trinity Liquidator shall be appointed by the Trinity Class B Member upon written notice to the Trinity Class A Member and (b) in any other circumstance, the Trinity Custodian or any other Person appointed as Trinity Liquidator by the Trinity Class B Member.

                  The Trinity Class B Member (or the Trinity Class A Member if it may then appoint the Trinity Liquidator) may appoint an appointee to be Trinity Liquidator prior to the Liquidation Start Date by delivering written notice of such appointment to the other Trinity Members. Any such appointment may be subsequently withdrawn by similar written notice.

                  The Trinity Liquidator shall have the rights set forth in
Section 18-803(b) of the Act and exclusively shall have the rights, power and authority of the Trinity Class A Member necessary or appropriate in its discretion to effect the dissolution, winding up and liquidation of Trinity. In furtherance of the foregoing and not as a limitation, the Trinity Liquidator shall have the authority to enter into any agreement or incur obligations on behalf of Trinity to the extent necessary, in its sole judgment, to facilitate the liquidation of Trinity and the marshalling or collection of its assets, including, without limitation, the authority to engage sales agents or other professional advisors on market terms. The actions of the Trinity Liquidator shall for all purposes be the actions of Trinity.

                  (b) Fees and Expenses. Trinity is authorized to pay a reasonable fee to the Trinity Liquidator for its services performed pursuant to this Section 12 and to reimburse the Trinity Liquidator for its reasonable costs and expenses incurred in performing those services, including costs and expenses of counsel, accountants, sales agents and other professional advisors to the Trinity Liquidator.





                                       40
Trinity Company Agreement

                  (c) Resignation of Trinity Liquidator. At any time any Trinity Liquidator may, in its discretion, resign as Trinity Liquidator and the Trinity Class B Member (or the Trinity Class A Member if it may then appoint the Trinity Liquidator) shall appoint a replacement Trinity Liquidator pursuant to Section 12.9(a).

                  (d) Notification to the Trinity Custodian. The Trinity Class B Member shall notify the Trinity Custodian of the identity of the Trinity Liquidator and any change in the identity of the Trinity Liquidator.

                  12.10. Liquidation Procedures. Upon the occurrence of the Liquidation Start Date, the Trinity Liquidator shall commence the winding up of Trinity's business and in so doing shall, among other things, cause the following to occur:

                  (a) Demand under the Advances. The Trinity Liquidator shall accelerate and demand payment in full under the Advances and take all necessary action in furtherance thereof and to enforce such payment including exercising any right of setoff of amounts owing under the Advances against Distributions owing to the Trinity Class A Member.

                  (b) Sale of Trinity Property. The Trinity Liquidator shall commence the sale and/or liquidation of the Trinity Property. Trinity shall comply with all Applicable Laws and all applicable transfer restrictions, except to the extent that such transfer restrictions shall be waived or any transfer shall be consented to by any relevant parties. The Trinity Liquidator shall sell and/or liquidate the Trinity Property in a commercially reasonable manner in order to maximize the proceeds of such sale and/or liquidation. With respect to the Trinity Property consisting of any obligation owing to Trinity under the Sponsor Subsidiary Credit Documents, no such obligation shall be disposed of until 90 days after the Liquidation Start Date.

                  (c) Reporting Requirement. As soon as practicable but in any event not later than the fifth Business Day after the Liquidation Start Date, the Trinity Class A Member shall instruct the Trinity Custodian to prepare and deliver to the Trinity Class B Member a notice stating:
         (i) the amount of cash held by the Trinity Custodian (including any cash received upon demand under the Sponsor Subsidiary Credit Agreement and from the sale of any Trinity Property) and (ii) the face value less unamortized discount, if any, of any Cash Equivalents (other than cash) held by the Trinity Custodian.

                  (d) Audit Report. If, following completion of the Liquidation Period, the Unrecovered Capital of the Trinity Class B Member is greater than zero, then not later than 120 days after the last day of the Liquidation Period, the Trinity Class A Member shall cause to be delivered to each Trinity Member an audited statement of the Trinity Members' Capital Accounts and a balance sheet reflecting Mark-to-Market Values of the Trinity Property, each as of such last day, together with a report of a nationally recognized accounting firm stating that such statement and balance sheet were prepared and fairly stated in accordance with this Agreement.

                  (e) Liquidating Distributions. All Distributions to be made pursuant to Section 12.2 shall be made by the Trinity Liquidator from time to time immediately upon






                                       41
Trinity Company Agreement
         receipt of any proceeds of the liquidation of Trinity Property, but in any event not later than the last day of the Liquidation Period. Any Distribution to the Trinity Class A Member shall be subject to any and all rights to set off by Trinity pursuant to Section 14.4(b).

                  (f) Discretion to Sell. Except to the extent otherwise expressly provided herein, the Trinity Liquidator shall have the discretion to Dispose of Trinity Property in any manner in its sole discretion.

                  12.11. Form of Liquidating Distributions to Trinity Members. For purposes of making Distributions required by Section 12.2, the Trinity Liquidator may determine whether to distribute to the Trinity Members all or any portion of the Trinity Property in kind or to sell or otherwise liquidate all or any portion of the Trinity Property and distribute the proceeds therefrom; provided that the Trinity Liquidator shall not, without the prior written consent of the Trinity Class B Member, distribute Trinity Property other than cash to the Trinity Class B Member. Following the payment in full in cash of all amounts due and payable to the Trinity Class B Member hereunder, and if requested by the Trinity Class A Member, Distributions in kind of the Trinity Property shall be made to the Trinity Class A Member.

                                   SECTION 13

                                 INDEMNIFICATION

                  13.1. Indemnification of the Trinity Members. Subject to the limitations set forth in Section 13.5, each of the Trinity Class A Member and Trinity hereby agrees jointly and severally, to the fullest extent permitted by Applicable Law, (i) to indemnify and hold harmless, and the Trinity Liquidator, or any receiver or trustee of Trinity (each of the foregoing Persons being an "INDEMNITOR") (in the case of the Trinity Liquidator, receiver or trustee, to the extent of Trinity Property) shall indemnify and hold harmless, each Indemnified Person from and against, and (ii) to pay on an After-Tax Basis, all Expenses (the Expenses, on an After-Tax Basis, being collectively referred to as "INDEMNIFIED AMOUNTS") that may be incurred or realized by or asserted against such Indemnified Person, relating to, growing out of or resulting from:

                  (a) Trinity Obligations. Any failure by Trinity to perform or observe each of its covenants and obligations under this Agreement or any other Operative Document to which it is a party (collectively, the "COVERED DOCUMENTS"), including Indemnified Amounts resulting from or arising out of or in connection with enforcement of the Covered Documents (or determining whether or how to enforce any Covered Documents, whether through negotiations, legal proceedings or otherwise), or responding to any subpoena or other legal process or informal investigative demand in connection herewith or therewith; or

                  (b) Representations and Warranties. Any inaccuracy in, or any breach of, any written certification, representation or warranty made by or on behalf of Trinity in any Covered Document or in any written report or certification required hereunder or under any other Covered Document, in each case (i) if but only if such certification, representation or warranty is made as of a specific date, as of the date as of which the






                                       42
Trinity Company Agreement
         facts stated therein were certified, represented or warranted and (ii) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable; or

                  (c) Investigations; Litigation; Proceedings. Any investigation, litigation or proceeding, whether or not such Indemnified Person is a party thereto, that (i) relates to, grows out of or results from any action or omission, or alleged action or omission, by or on behalf of or attributable to Trinity and (ii) would not have resulted in Indemnified Amounts incurred or realized by or asserted against such Indemnified Person but for the Operative Documents or the transactions thereunder or contemplated thereby.

                  13.2. Indemnification for Business Qualification Requirements. Subject to the limitations set forth in Section 13.5, each Indemnitor shall indemnify and save harmless (in the case of a receiver or trustee, to the extent of Trinity Property) each Indemnified Person from and against, and pay to each Indemnified Person, all Indemnified Amounts with respect to such Indemnified Person resulting from the failure of the Trinity Class B Member or any other Indemnified Person to qualify to do business in any state (other than Delaware) or other jurisdiction in which the Trinity Class B Member or a direct or indirect member, partner, shareholder or other equity holder of the Trinity Class B Member would not be required to qualify to do business but for its being a Trinity Class B Member, or a direct or indirect member, partner, shareholder or other equity holder of the Trinity Class B Member.

                  13.3. Trinity Liquidator Indemnification. Subject to the limitations set forth in Section 13.5, Trinity, or in the event that the liquidation of Trinity has been completed, the Trinity Class A Member, shall indemnify and save harmless each Indemnified Person from and against, and pay to each Indemnified Person, all Indemnified Amounts incurred on behalf of Trinity by each Indemnified Person or otherwise incurred, realized by or asserted against each Indemnified Person, in connection with any Disposition of Trinity Property or the liquidation of Trinity, or by reason of any act performed or omitted to be performed by any Indemnified Person in connection therewith, including reasonable attorneys' fees incurred by each Indemnified Person in connection with the defense of any litigation or other proceeding based on any such act or omission, or alleged act or omission, or any other investigation, litigation or proceeding, whether or not such Indemnified Person is a party thereto, arising in connection with any such Disposition or liquidation, and including any indemnity claims against the Trinity Liquidator arising under
Section 13.1.

                  13.4. Survival of Indemnification Obligations. All indemnities provided for in this Agreement shall survive the Transfer of any Trinity Membership Interest and the liquidation of Trinity. After any such Transfer or liquidation, the provisions of this Section 13 shall inure to the benefit of each Transferring Member with respect to Indemnified Amounts arising in respect of the period during which such Transferring Member was a Trinity Member (including with respect to actions taken or omitted to be taken, and events occurring and circumstances existing, during such period).

                  13.5. Limitations on Indemnification Obligations. The indemnities provided in Sections 13.1, 13.2 and 13.3 shall be subject to the following limitations:





                                       43
Trinity Company Agreement

                  (a) Limitation by Law. Such sections shall be enforced only to the maximum extent permitted by Applicable Law.

                  (b) Misconduct, Etc. No Indemnified Person shall be indemnified or held harmless for, and no Indemnitor shall have any liability with respect to any Indemnified Person for or in respect of, any Expenses to the extent caused by or resulting from (i) the actual fraud, willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its Related Persons or (ii) any inaccuracy in, or breach of, any written certification, representation or warranty made by such Indemnified Person or any of its Related Persons in any Operative Document or in any written report or certification required under any Operative Document (unless and to the extent such inaccuracy or breach is attributable to any written information provided by El Paso or its Affiliates), in each case under this clause (ii) (A) if, but only if, such certification, representation or warranty is made as of a specific date, as of the date as of which the facts stated therein were certified, represented or warranted and (B) in all other cases, as of any date or during any period to which such certification, representation or warranty may be applicable.

                  (c) No Duplication. Indemnified Amounts under this Section 13 shall be without duplication of any amounts payable under indemnification provisions of any other Operative Document or other agreement or any amounts actually paid thereunder.

                  13.6. Payments; No Reduction of Capital Account. Any amounts subject to the indemnification provisions of this Section 13 shall be paid by the applicable Indemnitor within ten Business Days following demand therefor, accompanied, as may be appropriate in the context, by supporting documentation in reasonable detail. Payments to a Trinity Member pursuant to this Section 13 shall not reduce the Capital Account of such Trinity Member. To the extent Trinity is required to indemnify any Indemnified Person hereunder, each such Indemnified Person shall be a creditor of Trinity to the extent of the Indemnified Amounts owing to such Indemnified Person hereunder from time to time. Payment shall be made to the bank account or at another location as such Indemnified Person shall designate in writing or as is expressly required under any Operative Document the obligations under which are the subject of any such payment, not later than 1:00 p.m. (New York City time) on the date for such payment in immediately available funds.

                  13.7. Procedural Requirements. (a) Notice of Claims. Any Indemnified Person that proposes to assert a right to be indemnified under this
Section 13 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Person in respect of which a claim is to be made against the relevant Indemnitor under this Section 13 (an "INDEMNIFIED PROCEEDING"), or the incurrence or realization of Indemnified Amounts in respect of which a claim is to be made against such Indemnitor under this Section 13, notify such Indemnitor of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission so to notify such Indemnitor promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (i) such Indemnitor from any liability that it may have to such Indemnified Person under this
Section 13 or otherwise, except, as to such Indemnitor's liability under this
Section 13, to the extent, but only to the extent, that such






                                       44
Trinity Company Agreement

Indemnitor shall have been prejudiced by such omission or (ii) any other indemnitor from liability that it may have to any Indemnified Person under the Operative Documents.

                  (b) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Person and it shall notify the relevant Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate in, and to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Person, and after notice from such Indemnitor to such Indemnified Person of such Indemnitor's election so to assume the defense thereof and the failure by such Indemnified Person to object to such counsel within ten Business Days following its receipt of such notice, such Indemnitor shall not be liable to such Indemnified Person for legal or other expenses incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Person reasonably necessary in connection with the defense thereof. Such Indemnified Person shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless:

                  (i) the employment of counsel by such Indemnified Person at the expense of such Indemnitor has been authorized in writing by such Indemnitor (which authorization shall not be unreasonably withheld or delayed);

                  (ii) such Indemnified Person shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnitor and such Indemnified Person in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this clause (ii) such Indemnitor shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Person);

                  (iii) such Indemnitor shall not have employed Jones, Day, Reavis & Pogue, or other counsel reasonably acceptable to the Indemnified Person, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause (iii) shall not constitute a waiver of any conflict of interest which may arise with respect to any such counsel); or

                  (iv) any counsel employed by such Indemnitor shall fail to timely commence or maintain the defense of such Indemnified Proceeding,

in each of which cases the fees and expenses of counsel for such Indemnified Person shall be at the expense of such Indemnitor; provided that without the prior written consent of such Indemnified Person, such Indemnitor shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise or consent or related judgment includes an unconditional release of such Indemnified Person from all liability for Expenses arising out of such claim, action,





                                       45
Trinity Company Agreement
investigation, suit or other legal proceeding. No Indemnified Person shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the other Operative Documents without the prior written consent of such Indemnitor, such consent not to be unreasonably withheld or delayed. Only one counsel shall be retained by all Indemnified Persons with respect to any Indemnified Proceeding, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Person (it being agreed that in any case referred to in this sentence such Indemnified Person may retain separate counsel together with all other Indemnified Persons subject to the same conflict of interest or sharing such additional defenses, claims, counterclaims or causes of action).

THE FOREGOING INDEMNITIES SHALL EXPRESSLY INCLUDE ANY INDEMNIFIED AMOUNTS ATTRIBUTABLE TO THE ORDINARY, SOLE OR CONTRIBUTORY NEGLIGENCE OF ANY INDEMNIFIED PERSON.

                                   SECTION 14

                                  MISCELLANEOUS

                  14.1. Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (a) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (b) when the same is actually received (if a Business Day, or, if not, on the next succeeding Business Day), if sent either by courier or delivery service or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimile communication sent by courier or delivery service, certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Trinity Members:

                  (i) If to Trinity, to the address set forth in the first sentence of Section 2.7, with copies sent to the Trinity Class A Member at the address set forth in Section 2.2; and

                  (ii) If to a Trinity Member, to the address set forth in
         Section 2.2.

                  14.2. Binding Effect. Except as otherwise provided in this Agreement, every covenant, term and provision of this Agreement shall be binding upon the Trinity Members and inure to the benefit of the Trinity Members and each Indemnified Person and their respective permitted successors, transferees, and assigns (including any assignee for security purposes or Person holding a security interest). This Agreement and the rights and obligations hereunder may not be assigned to any Person other than a Permitted Transferee, without the prior written consent of the Required Trinity Members.




                                       46
Trinity Company Agreement

                  14.3. Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Trinity Member to lose the benefit of its economic bargain.

                  14.4. Setoff. (a) Except to the extent set forth in Sections 3.8(c) and 10.5, Trinity shall not be entitled to offset against any payments required to be made by it hereunder any claims that it may have against any Trinity Class B Member, and hereby waives any setoff rights that it may have in respect of any such Trinity Class B Member.

                  (b) On and after the Liquidation Start Date, Trinity is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to setoff and otherwise apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and any and all Distribution or liquidation payments pursuant to Section 7 or 12 of this Agreement or other indebtedness at any time owing by Trinity to or for the credit or the account of the Trinity Class A Member against any and all of the obligations of the Trinity Class A Member now or hereafter existing under the Sponsor Subsidiary Credit Agreement irrespective of whether Trinity shall have made any demand under the Sponsor Subsidiary Credit Agreement. The rights of Trinity under this Section 14.4(b) are in addition to other rights and remedies (including, without limitation, other rights of setoff) that Trinity may have against the Trinity Class A Member.

                  14.5. Construction. The terms of this Agreement are intended to embody the economic relationship among the Trinity Members and shall not be subject to modification by or conform with any actions by any governmental authority except as this Agreement may be explicitly so amended.

                  14.6. Governing Law. The internal laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Trinity Members.

                  14.7. Counterpart Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  14.8. Specific Performance. Each Trinity Member agrees with the other Trinity Members that the other Trinity Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Trinity Members may be entitled, at law or in equity, the nonbreaching Trinity Members shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions






                                       47
Trinity Company Agreement
of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

                  14.9. Amendments. Amendments, restatements and corrections to, and waivers of any provisions of, and cancellation of, this Agreement may be proposed by any Trinity Member by notice to Trinity and each other Member. Following such proposal, the Trinity Class A Member on behalf of Trinity shall submit to the Trinity Members a verbatim statement of any proposed amendment, restatement, correction, waiver, or cancellation and shall seek the written vote of the Trinity Members thereon or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment, restatement, correction, waiver, or cancellation shall be adopted and be effective as an amendment, restatement, correction, waiver, or cancellation of this Agreement only if such amendment, restatement, correction, waiver, or cancellation receives the affirmative vote of all the Trinity Members.

                  14.10. WAIVER OF JURY TRIAL. EACH TRINITY MEMBER HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                  14.11. Consent to Jurisdiction and Service of Process. The parties hereto hereby (a) consent to the non-exclusive jurisdiction of (i) the courts of the State of Delaware and (ii) the United States District Court for the District of Delaware sitting in Wilmington, Delaware and (b) and consent to service of process delivered by certified mail addressed to the address of each Trinity Member set forth in Section 2.2. This Section 14.11 shall not be construed as limiting a party's ability to bring an action in any other jurisdiction or to serve process by any other legal means. Notwithstanding the foregoing to the contrary, to the fullest extent permitted by Applicable Law, the parties agree that any action brought in any court of the State of Delaware shall be brought in a court sitting in New Castle County, Delaware.




                                       48
Trinity Company Agreement

                  IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Company Agreement as of the date first above set forth.



Trinity Class A Member:             SABINE RIVER INVESTORS, L.L.C.

                                    By:  EL PASO RED RIVER HOLDING COMPANY,
                                         Its Sole Member


                                            By:    /s/ John J. Hopper
                                                -----------------------------
                                                Name:  John J. Hopper
                                                Title: Manager



Trinity Class B Member:             RED RIVER INVESTORS L.L.C.

                                    By:   NUECES RIVER HOLDINGS L.L.C.,
                                             its Managing Member

                                    By:   WHITECLAY WTC, INC., its
                                             managing member

                                    By:   /s/ Ann E. Roberts
                                         -------------------------------
                                    Name:     Ann E. Roberts
                                    Title:    Vice President







Trinity Company Agreement

                                                                EXHIBIT A TO THE
                                                                 TRINITY COMPANY
                                                                       AGREEMENT

                                   DEFINITIONS

            "A-LOAN" means any loan made by a Sponsor Subsidiary to El Paso or an Affiliate of El Paso evidenced by an A-Loan Note.

            "A-LOAN NOTE" means (a) an A-Loan Promissory Note made by El Paso in favor of a Sponsor Subsidiary in the form of Exhibit C-1 to the Sponsor Subsidiary Credit Agreement and (ii) an A-Loan Promissory Note made by an Affiliate of El Paso in favor of a Sponsor Subsidiary in the form of Exhibit C-2 to the Sponsor Subsidiary Credit Agreement.

            "ACCEPTABLE CREDIT ENHANCEMENT" means, with respect to the obligations of any Person under a Hedge Agreement permitted under Section 5.09(b)(iii) of the Sponsor Subsidiary Agreement, (a) a letter of credit supporting such obligations from a bank or other financial institution having, at all times during the term of such Hedge Agreement, an Acceptable Rating,
(b)(i) a guarantee of such obligations from any Person having, at all times during the term of such Hedge Agreement, an Acceptable Rating or (ii) a guarantee of such obligations from any Parent of such Person supported by a perfected, first priority security interest in cash or cash equivalents pledged by such Parent to support the obligations under such guarantee, (c) a surety bond supporting such obligations issued by an institutional surety having, at all times during the term of such Hedge Agreement, an Acceptable Rating, or (d) a perfected, first priority security interest in cash or cash equivalents pledged by such Person or any Parent of such Person or by any other Person that has, at all times during the term of such Hedge Agreement, an Acceptable Rating, to support such obligations. For the purposes of this definition, a Person is a "PARENT" of another Person if such other Person is a Subsidiary of the first Person.

            "ACCEPTABLE DEBT RATING" means, with respect to the senior unsecured long-term debt of any Person, a published or implied rating of at least (a) BBB by S&P, (b) Baa3 by Moody's or (c) an equivalent investment grade rating by any other Acceptable Rating Agency.

            "ACCEPTABLE RATING" means, with respect to the senior unsecured long-term debt of any Person, (a) if such debt of such Person is rated by both S&P and Moody's, an Acceptable Debt Rating from each of S&P and Moody's and (b) if such debt of such Person is not rated by both S&P and Moody's, an Acceptable Debt Rating from any Acceptable Rating Agency.

            "ACCEPTABLE RATING AGENCY" means S&P, Moody's, Fitch and Dominion Bond Rating Service, and any other domestic or foreign statistical rating agency acceptable to Trinity, Red River, the Agent, the Equity Investors, and the Lender.

            "ACQUISITION/ACCESSION DATE" has the meaning set forth in Section 9.02(d) of the Sponsor Subsidiary Credit Agreement.

            "ACQUISITION/ACCESSION NOTICE" means a notice in substantially the form of Exhibit 9.02 - 1 to the Sponsor Subsidiary Credit Agreement.

            "ACT" means the Delaware Limited Liability Company Act of 1992, and any successor statute, as the same may be amended from time to time.



                           THIS DOCUMENT IS NON-PUBLIC
                          CONFIDENTIAL AND PROPRIETARY

            "ADDITIONAL FINANCING COSTS" means, at any time, the "Additional Financing Costs" under the Red River Credit Agreement at such time.

            "ADDITIONAL SPONSOR SUBSIDIARY" has the meaning set forth in Section
9.02 of the Sponsor Subsidiary Credit Agreement.

            "ADJUSTED BASIS" shall have the meaning set forth in Section 1011 of the Code.

            "ADJUSTED REDETERMINATION THRESHOLD" has the meaning set forth in
Section 2.10(b)(vii) of the Sponsor Subsidiary Credit Agreement.

            "ADMINISTRATION AGREEMENT" has the meaning set forth in the Red River Credit Agreement.

            "ADMINISTRATOR" has the meaning set forth in the Red River Credit Agreement.

            "ADVANCE" has the meaning set forth in Section 2.01(a) of the Sponsor Subsidiary Credit Agreement.

            "AFFILIATE", when used with respect to a Person, means any other Person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person. The term "control" (including the correlative term "controlled") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract, or otherwise. For the purpose of Sections 2, 5.2, 5.3, 5.4 and 5.5 of the El Paso Agreement only, neither a director nor any officer of a Person, in such capacity, shall be deemed an "Affiliate" of such Person.

            "AFTER-TAX BASIS" means, with respect to any payment to be made on an "AFTER-TAX Basis", that such payment will be grossed-up by the payor to make the payee whole for the net amount of additional Taxes payable as a result of the receipt or accrual of such payment and such gross-up amount (taking into account all available credits or deductions attributable to the payment or accrual of such additional Taxes). In calculating the gross-up amount, the Tax rates used shall be the highest marginal Tax rates in effect for (and payable by) the payee (or in the case of a payee that is a pass-through entity for any Tax purposes, the Persons who are required to take into account any items of income, gain, loss, deduction or credit with respect to such entity) on the date of such payment or accrual.

            "AGENT" has the meaning set forth in the Red River Credit Agreement.

            "AGGREGATE POOL I LOAN VALUE AMOUNT" means, at any time of determination, subject to Section 2.12 of the Sponsor Subsidiary Credit Agreement, an amount equal to the aggregate Pool I Loan Values of all Pool I Contributed Investments since the First Closing Date less:

            (a) the aggregate amount of all Gross Cash Proceeds received from the Disposition of all Pre-approved Pool I Contributed Investments pursuant to Section 5.02(d) of the Sponsor Subsidiary Credit Agreement;

            (b) the aggregate amount of the Pool I Loan Values attributable to all other Pool I Contributed Investments Disposed of pursuant to Section 5.02(d) of the Sponsor Subsidiary Credit Agreement;



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                                      A-3

            (c) the aggregate amount of all Gross Cash Proceeds received from the Disposition of all or substantially all of the assets of, or Equity Interests in, all Pool I Intermediate Holders and Pool I Underlying Businesses relating to Pre-approved Pool I Contributed Investments (other than Energy Partners), as contemplated by Section 5.09(d) of the Sponsor Subsidiary Credit Agreement; and

            (d) the aggregate amount of the Pool I Loan Values attributable to all other Pool I Contributed Investments (other than Pool I Publicly Traded Investments), of which all or substantially all of the assets of, or Equity Interests in, the Pool I Intermediate Holders or Pool I Underlying Businesses relating to such other Pool I Contributed Investments are Disposed of pursuant to Section 5.09(d) of the Sponsor Subsidiary Credit Agreement,

in each case since the First Closing Date.

            "ALTERNATE POOL II BORROWING BASE" has the meaning set forth in
Section 2.14 of the Red River Credit Agreement.

            "ALTERNATE PROGRAM" means any program providing for the sale or other disposition of trade or other receivables entered into by El Paso or a Subsidiary that is in addition to or in replacement of the program evidenced by either Receivables Purchase and Sale Agreement (whether or not either Receivables Purchase and Sale Agreement shall then be in effect); provided that such program is on terms (a) substantially similar to either Receivables Purchase and Sale Agreement (as modified to comply with FASB 125 or similar policies or guidelines from time to time in effect) or (b) customary for similar transactions as reasonably determined by the "Administrative Agent" under and as defined in the El Paso Existing 364-Day Facility, or the El Paso Existing 3-Year Facility.

            "AMENDMENTS TO THE SPONSOR SUBSIDIARY COMPANY AGREEMENTS" shall mean the Amendment to each of the Sponsor Subsidiary Company Agreements dated as of March 29, 2002.

            "APA PURCHASERS" has the same meaning as "Purchaser" in the Red River Credit Agreement.

            "APA PURCHASERS INFORMATION MEMORANDUM" means any information memorandum prepared for the prospective APA Purchasers in connection with the syndication of the commitments under the Red River Credit Agreement, together with any amendments, supplements or exhibits thereto, including, without limitation, the Supplement thereto dated March 2002, and any other materials or documents prepared for the prospective APA Purchasers in connection with the syndication of the commitments under the Red River Credit Agreement, in each case in form and substance approved in writing by El Paso.

            "APPLICABLE LAW" means any legally binding law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other legally binding governmental restriction, requirement or determination, of or by any Governmental Authority.

            "APPRAISAL" means:

            (a) in the case of a Pool I Contributed Investment (other than a Pool I Publicly Traded Investment), an appraisal by an Appraiser of the fair market value for such Pool I Contributed Investment, the Intermediate Holder (if any) thereof and the Underlying Business related thereto, determined as follows:

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            (i) the "fair market value" of such Pool I Contributed Investment shall be the estimated amount in Dollars at which the relevant asset would be sold in an exchange between a willing buyer and a willing seller, both knowledgeable of the pertinent facts, neither party acting under any compulsion to buy or sell, and with equity to both parties;

            (ii) the Pool I Underlying Business related to such Pool I Contributed Investment is valued as a going-concern;

            (iii) such sale is assumed to be concluded within a reasonable period from the date of the relevant Appraisal Event (or, in the case of an Appraisal obtained pursuant to Section 9.02 of the Sponsor Subsidiary Credit Agreement, the Acquisition/Accession Date) for such Pool I Contributed Investment, Pool I Intermediate Holder and Pool I Underlying Business taking into account the nature of such Pool I Contributed Investment, Pool I Intermediate Holder or Pool I Underlying Business, as the case may be; and

            (iv) such valuation shall account for any FERC regulations of general applicability that restrict or otherwise affect the Disposition of such Pool I Contributed Investment and the nature of such Pool I Contributed Investment and the Pool I Intermediate Holder (if any) and Pool I Underlying Business related thereto; and

            (b) in the case of a Pool I Publicly Traded Investment, the determination by the Appraiser of the Fair Market Value of such Pool I Publicly Traded Investment on the date of the relevant Appraisal Event.

            "APPRAISAL DATE" has the meaning set forth in Section 5.07 of the Sponsor Subsidiary Credit Agreement.

            "APPRAISAL EVENT" means:

            (a) with respect to any Pool I Contributed Investment that is a Pool I Publicly Traded Investment:

            (i) the date of the Acquisition/Accession Notice with respect to such Pool I Contributed Investment;

            (ii) the Acquisition Accession Date with respect to such Pool I Contributed Investment;

            (iii) the occurrence of each Coverage Test Date;

            (iv) the date of Disposition of such Publicly Traded Investment; and

            (v) the occurrence of any event described in either clause (j) of the definition of Termination Event or clause (f) of the definition of El Paso Event with respect to any Underlying Business or any Intermediate Holder (regardless of whether such Underlying Business or Intermediate Holder is a Principal Subsidiary); provided that, for the purposes of this definition, the reference to $100,000,000 in clause (f) of the definition of El Paso Event shall be deemed to be a reference to $10,000,000; and

            (b) with respect to all other Pool I Contributed Investments:



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                                      A-5


            (i) January 1 of each Fiscal Year;

            (ii) the date of any Disposition described in Section 5.09(d)(vii) of the Sponsor Subsidiary Credit Agreement; and

            (iii) the occurrence of any event described in either clause (j) of the definition of Termination Event or clause (f) of the definition of El Paso Event with respect to any Underlying Business or any Intermediate Holder (regardless of whether such Underlying Business or Intermediate Holder is a Principal Subsidiary); provided that, for the purposes of this definition, the reference to $100,000,000 in clause (f) of the definition of El Paso Event shall be deemed to be a reference to $10,000,000.

            "APPRAISER" means:

            (a) in relation to a Pool I Contributed Investment (other than a Pool I Publicly Traded Investment), Arthur Andersen or another independent professional appraiser appointed by Red River at the direction of the Agent (with the consent of Sabine, not to be unreasonably withheld or delayed); and

            (b) in relation to a Pool I Publicly Traded Investment, prior to the Liquidation Start Date, Sabine, and on and after the Liquidation Start Date, the Sponsor Subsidiary Liquidator of the Sponsor Subsidiary that owns such Pool I Publicly Traded Investment.

            "APPROVED HEDGE COUNTERPARTY" in relation to a Hedge Agreement permitted under Section 5.09(b)(iii) of the Sponsor Subsidiary Credit Agreement, means:

            (a) El Paso or an Affiliate of El Paso; provided that, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, El Paso or such Affiliate, as the case may be, has an Acceptable Debt Rating from both S&P and Moody's;

            (b) an Affiliate of El Paso; provided that, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, El Paso has an Acceptable Debt Rating from both S&P and Moody's and the obligations of such Affiliate under such Hedge Agreement are supported by a guarantee from El Paso;

            (c) any other Person (i) having, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, an Acceptable Rating or (ii) whose net obligations under such Hedge Agreement are, at the date of such Hedge Agreement and at all times during the term of such Hedge Agreement, supported by Acceptable Credit Enhancement;

            (d) any recognized commodities exchange acting in a capacity as a hedge counterparty; and

            (e) as to any such Hedge Agreement entered into prior to the consummation of the merger between El Paso and Sonat only, any Person constituting a counterparty under such Hedge Agreement, and any extension or renewal of any such Hedge Agreement; provided, however, that such renewal or extension is made on substantially the same terms as the terms of such Hedge Agreement existing on the date of consummation of such merger.

            "ASSET PURCHASE AGREEMENT" has the meaning specified in the Red River Credit Agreement.




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                                      A-6


            "ASSIGNED AGREEMENTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

            "ASSIGNED EQUITY AGREEMENTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

            "BANKRUPTCY" means, with respect to any Person, a Voluntary Bankruptcy or an Involuntary Bankruptcy. A "Voluntary Bankruptcy" means, with respect to any Person: (a) (i) the inability of such Person generally to pay its debts as such debts become due, (ii) the failure of such Person generally to pay its debts as such debts become due or (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors; (b) the filing of any petition by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any Applicable Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property or the filing of an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature; or (c) action taken by such Person to authorize any of the actions set forth above. An "Involuntary Bankruptcy" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar Applicable Law, or the filing of any such petition against such Person, that shall not be dismissed or stayed within 60 days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person that shall not be dismissed or stayed within 60 days. This definition is intended to supersede the definition of Bankruptcy and similar events set forth in Section 18-304 of the Act.

            "BASE RATE" has the meaning set forth in the Red River Credit Agreement.

            "BEAR CREEK" means Bear Creek Storage Company, a Louisiana partnership.

            "BEAR CREEK CONTRACT" means the Service Agreement, dated as of June 7, 1981, between Bear Creek Storage Company, a Louisiana partnership, and Tennessee Gas Pipeline Company, a Delaware corporation.

            "BUSINESS DAY" means (a) any day of the year except Saturday, Sunday and any day on which banks are not required or authorized by law to close in New York, New York, Wilmington, Delaware or Houston, Texas and (b) if the applicable Business Day relates to any day on which interest under the Sponsor Subsidiary Credit Agreement is based on the LIBO Rate, any day that is a "Business Day" described in clause (a) and that is also a day for trading by and between banks in the London interbank market.

            "BUSINESS ENTITY" means a corporation (including a business trust), limited liability company, partnership, limited partnership, limited liability partnership, unlimited liability company, trust, joint stock company, unincorporated association, joint venture or other entity.

            "CALCULATION AGENT" means Citibank, N.A. or another independent professional adviser appointed by Red River at the direction of the Agent (with the consent of Sabine, not to be unreasonably withheld).




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                                      A-7


            "CAPITAL ACCOUNT" means, in relation to any Trinity Member, the capital account established for such Trinity Member pursuant to Section 5.1 of the Trinity Company Agreement.

            "CAPITAL CONTRIBUTION" means, with respect to any Trinity Member, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to Trinity by such Trinity Member (or its predecessors in interest) with respect to the Trinity Membership Interests held by such Trinity Member.

            "CAPITAL EXPENDITURES" means, for any Underlying Business for any period, the sum of, without duplication, (a) all cash expenditures made, directly or indirectly, by such Underlying Business or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a consolidated balance sheet of such Person or have a useful life of more than one year plus (b) the aggregate principal of and interest on all Indebtedness (including Obligations under Capitalized Leases) payable during such period in connection with any such Indebtedness assumed or incurred in connection with such property, plant or equipment. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Capital Expenditures only to the extent that the gross amount of such purchase price is greater than the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such insurance proceeds, as the case may be.

            "CAPITALIZED LEASES" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

            "CARRYING VALUE" for any Pool I Contributed Investment at any time of determination means an amount equal to:

            (a) if such Pool I Contributed Investment is a Pool I Publicly Traded Investment, the Fair Market Value of such Pool I Contributed Investment at the time such determination is made; or

            (b) in all other cases,

                  (i) initially and until the first Appraisal Event occurs after the contribution thereof, the Fair Market Value established pursuant to the initial Appraisal for such Pool I Contributed Investment; and

                  (ii) upon the occurrence of each Appraisal Event and until the completion of the next Appraisal following the occurrence of the next Appraisal Event, the Fair Market Value of such Pool I Contributed Investment as established pursuant to the Appraisal to which such Appraisal Event relates, provided that, in each case under this clause (b), (1) such amount shall be modified pursuant to Section 5.09(e)(ii), Section 7.03(j) and Section 7.04(i) and (2) if an Appraisal is not completed on or within 30 days after the occurrence of the relevant Appraisal Event, the Carrying Value of such Pool I Contributed Investment shall be $0.

            "CASH COLLATERAL AMOUNT" has the meaning set forth in Section 5.06(c) of the Sponsor Subsidiary Credit Agreement.




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            "CASH COLLATERAL AMOUNT DISTRIBUTION DATE" has the meaning set forth in Section 7.04(g) of the Sponsor Subsidiary Credit Agreement.

            "CASH EQUIVALENTS" means cash and any of the following: (a) amounts credited to current accounts, deposit accounts, time deposits, insured certificates of deposit or freely marketable and transferable debt obligations of any United States bank that is a member of the United States Federal Reserve System and whose (or whose parent's) short-term unsecured and non-credit enhanced debt obligations are rated at least "A-1" and "P-1" by S&P and Moody's, respectively, or any then equivalent rating announced by S&P or Moody's, respectively, and that is not subject to currency controls; (b) U.S. Treasury securities or any other freely negotiable and marketable debt securities issued by the government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the same; and (c) any commercial paper issued in the United States by a Person whose short-term unsecured and non-credit enhanced debt obligations are rated at least "A-1" and "P-1" by S&P and Moody's, respectively, or any then equivalent rating announced by S&P or Moody's, respectively, (other than such commercial paper issued by El Paso or its Affiliates); provided, however, that items described in clauses (a) through (c) shall not constitute Cash Equivalents unless (i) such items are denominated in Dollars, (ii) if issued by a non-governmental entity, such items are issued by an issuer whose long-term debt obligations are rated at least "A-" by S&P, "A3" by Moody's, or any then equivalent rating announced by S&P or Moody's, respectively, or an equivalent investment grade rating from a nationally recognized debt rating agency, (iii) such items are not issues the interest or dividend on which is exempt from Federal income tax (or would be so exempt if the issue were held by a citizen or resident of the United States or a domestic corporation (as defined in Section 7701(a) of the Code)) and (iv) if other than cash or demand obligations, such items have a remaining maturity of not longer than ninety (90) days.

            "CASH RESERVE" has the meaning set forth in Preliminary Statement C of the Sponsor Subsidiary Security Agreement.

            "CLAIMANT" has the meaning set forth in Section 4.12 of the Trinity Company Agreement.

            "CODE" means the United States Internal Revenue Code of 1986, as amended from time to time.

            "COLLATERAL" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

            "COLLATERAL AGENT" has the meaning set forth in the Red River Credit Agreement.

            "COLLECTION DATE" means the date on which (a) if El Paso exercises the Purchase Option, all amounts due and payable by El Paso (or its designee) under the Purchase Option Agreement and all amounts payable by Trinity in respect of such exercise are paid in full or (b) otherwise, after the occurrence of the Liquidation Start Date, all amounts in respect of the retirement or redemption of Capital Accounts shall have been paid in full and all other amounts owing in respect of Red River's Trinity Class B Membership Interest through the date of the payment of amounts in respect of the retirement or redemption of Capital Accounts shall have been paid in full and all other amounts, if any, owing to Red River under the Purchase Option Agreement shall have been paid in full and (if applicable) Red River shall have received the report described in Section 12.10(d) of the Trinity Company Agreement; provided, however, that if, after any payment that would otherwise have constituted "payment in full" of any such amount, such payment or any part thereof is deemed to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or similar Person by a court of competent jurisdiction at any time during the one-year period following such payment in the case of any fraudulent conveyance, or during the 90-




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day period following such payment in the case of any preference or otherwise, then the amount of such payment or such part thereof shall be reinstated and outstanding or unpaid as if such payment or part thereof had not occurred unless such payment or such part thereof shall have been discharged in bankruptcy.

                                      A-9


            "COMMITMENT LETTER" means the letter agreement captioned "Commitment Letter" dated as of June 28, 1999 among El Paso, Citibank, N.A. and Citicorp North America, Inc., with respect to, among other things, the syndication of the commitments of the APA Purchasers.

            "COMPLIANCE CERTIFICATE" means a written certification that no Incipient Event, Event of Default, Liquidating Event, Termination Event or Notice Event has occurred and is continuing or, if any such event has occurred and is continuing, the action that El Paso, Trinity, or the relevant Sponsor Subsidiary (as applicable) is taking or proposes to take with respect to such event, and:

            (a) in the case of a Compliance Certificate to be delivered under
      Section 5.03(b) or (c) of the Sponsor Subsidiary Credit Agreement, a written certification by a Responsible Officer of each relevant Sponsor Subsidiary of the following information in substantially the form of Exhibit C-1 to the Trinity Company Agreement:

                  (i) an Operating Report,

                  (ii) the amount of the Maximum Clawback Amount, if any, as at the end of the relevant Fiscal Year or Fiscal Quarter (as applicable),

                  (iii) the Excess Distribution, if any, for such Fiscal Year or
            Fiscal Quarter,

                  (iv) calculations of the financial covenants in Section 5.04 of the Sponsor Subsidiary Credit Agreement in sufficient detail, and

                  (v) details of the aggregate amount of A-Loans outstanding and the Total Cash Collateral Amount as at the Coverage Test Date with respect to such Fiscal Year or Fiscal Quarter;

            (b) in the case of a Compliance Certificate to be delivered under
      Section 5.07(f) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso of pro forma calculations of the financial covenants in Section 5.04(a), (b) and (d) and the second sentence of Section 5.06(a) of the Sponsor Subsidiary Credit Agreement in sufficient detail, together with copies of the Appraisals referred to in Section 5.07 of the Sponsor Subsidiary Credit Agreement, all in substantially the form of Exhibit C-2 to the Trinity Company Agreement;

            (c) in the case of a Compliance Certificate to be delivered under
      Section 5.09(e)(ii) or 7.03(j) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso dated no earlier than five Business Days prior to the delivery thereof, demonstrating that the Sponsor Subsidiaries would be in compliance, on a pro forma basis and as of the date of the most recent financial statements delivered pursuant to Section 5.03(c) of the Sponsor Subsidiary Credit Agreement, with the financial covenant set forth in Section 5.04(b) of the Sponsor Subsidiary Credit Agreement calculated pursuant thereto (but subject to the modifications set forth in clauses (1) through (3) thereof) and substantially in the form of Exhibit C-3 to the Trinity Company Agreement;




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                                      A-10


            (d) in the case of a Compliance Certificate to be delivered under the first proviso to 7.04(g) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso showing (i) the amount of the Total Cash Collateral Amount to be transferred pursuant thereto and (ii) the calculation of the financial covenant set forth in the second sentence of Section 5.06(a) of the Sponsor Subsidiary Credit Agreement and substantially in the form of Exhibit C-3 to the Trinity Company Agreement;

            (e) in the case of a Compliance Certificate to be delivered under
      Section 7.04(i) or the second proviso to 7.04(g) of the Sponsor Subsidiary Credit Agreement, a written certification of a Responsible Officer of El Paso as to compliance on a pro forma basis as of the last date of delivery of financial statements pursuant to Section 5.03(c) of the Sponsor Subsidiary Credit Agreement, with the financial covenant set forth in
      Section 5.04(b) of the Sponsor Subsidiary Credit Agreement calculated pursuant thereto (but subject to the modifications set forth in clauses
      (1) through (3) of Section 7.04(i) of the Sponsor Subsidiary Credit Agreement) and substantially in the form of Exhibit C-3 to the Trinity Company Agreement;

            (f) in the case of a Compliance Certificate to be delivered under
      Section 9.1(a) of the Trinity Company Agreement, certified by a Responsible Officer of El Paso and substantially in the form of Exhibit C-4 to the Trinity Company Agreement; and

            (g) in the case of a Compliance Certificate to be delivered under
      Section 9.1(b) of the Trinity Company Agreement, certified by a Responsible Officer of the Trinity Class A Member and substantially in the form of Exhibit C-4 to the Trinity Company Agreement.

            "CONSOLIDATED" refers to the consolidation of the accounts of El Paso and its Subsidiaries in accordance with GAAP.

            "CONSOLIDATED TAXES" has the meaning set forth in Section 5.2(i) of the El Paso Agreement.

            "CONTINGENT GUARANTY" has the meaning set forth in the definition of "Guaranty".

            "CONTRIBUTED INVESTMENT" means each Pledged Share, Pledged Interest, Pledged Debt (other than any Pledged Debt evidenced by any A-Loan Note, El Paso Demand Note, or EPPC Note) and Energy Partners.

            "CONTRIBUTED VALUE" (a) of a Pool I Contributed Investment, means the value of such Pool I Contributed Investment, as determined by the initial Appraisal of such Pool I Contributed Investment pursuant to Section 9.02 of the Sponsor Subsidiary Credit Agreement; and

            (b) of any Pool I Intermediate Holder, Pool I Underlying Business or all or substantially all of the assets of, or Equity Interests in, any Pool I Intermediate Holder or Pool I Underlying Business, means the Contributed Value of the Pool I Contributed Investment to which such Pool I Intermediate Holder or Pool I Underlying Business or the assets or Equity Interests thereof relates.

            "CONTROLLED BUSINESS" means each Intermediate Holder (if any) and Underlying Business relating to each Contributed Investment (other than any Publicly Traded Investment).

            "COVERAGE TEST DATE" has the meaning set forth in Section 5.04(a) of the Sponsor Subsidiary Credit Agreement.




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                                      A-11


            "COVERED DOCUMENTS" has the meaning set forth in Section 13.1 of the Trinity Company Agreement.

            "CURRENT POOL II BORROWING BASE" has the meaning set forth in
Section 2.10(b)(vi) of the Sponsor Subsidiary Credit Agreement.

            "CURRENT REIMBURSEMENT OBLIGATIONS" means, with respect to any Person, non-contingent obligations of such Person to reimburse a bank or other Person in respect of amounts paid under a letter of credit or similar instrument that are paid on or prior to the fifth Business Day after the due date therefor.

            "CURRENT RETURN" has the meaning set forth in the Red River Company Agreement.

            "CXC" shall mean CXC, LLC, a Delaware limited liability company (formerly known as CXC

            Incorporated).

            "CXC RATE" has the meaning set forth in the Red River Credit Agreement.

            "DEBT" means, as to any Person, all Relevant Indebtedness of such Person other than (a) any Project Financing of such Person, (b) in the case of El Paso or a Subsidiary, any liabilities of El Paso or such Subsidiary, as the case may be, under any Alternate Program, or any document executed by El Paso or such Subsidiary, as the case may be, in connection therewith, (c) any obligations of El Paso or a Subsidiary with respect to lease payments for the headquarters building of El Paso located in Houston, Texas and (d) Current Reimbursement Obligations of such Person; provided, however, that for purposes of Section 5 of the El Paso Agreement, "Debt" shall not include up to an aggregate amount (determined without duplication of amount) of $200,000,000 of
(i) the amount of optional payments in lieu of asset repurchase or other payments to similar effect, including extension or renewal payments, on off-balance sheet leases and (ii) the amount of the purchase price for optional acquisition of such asset (in either case, calculated at the lower amount payable in respect of such asset under clause (i) or (ii) above).

            "DEBT COLLECTION DATE" means the day on which the aggregate outstanding principal amount of the Advances shall have been paid in full together with (without duplication) all accrued interest, fees, expenses, Additional Financing Costs and Transaction Costs and indemnities and other Obligations under the Sponsor Subsidiary Credit Documents.

            "DEFAULT" means any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

            "DISCLOSURE QUALIFICATION" shall mean that (i) no representation, warranty or covenant is made with respect to any information concerning the Surety, CNAI, any APA Purchaser, the Administrator, the Trinity Custodian, the Sponsor Subsidiary Collateral Agent or Red River, any other lender, credit enhancer or surety provider to or for, or any direct or indirect members of, Red River (other than any member that is an Affiliate of El Paso), or any Affiliates or agents or other representatives of any of the foregoing, (ii) no representation, warranty or covenant is made with respect to any Financial Projections, Securitization Information or Third Party Information, (iii) no representation, warranty or covenant is made with respect to the terms or effects of or any Person's rights or obligations under any agreement or document other than the Operative Documents to which El Paso or an Affiliate of El Paso is a party and any documents with respect to any Contributed Investment, and
(iv) any representation, warranty or covenant that is stated to be subject to the Disclosure Qualification in any Information Memorandum is subject to the foregoing clauses (i) to (iii) and to the additional qualifications, assumptions and disclaimers set forth in such Information Memorandum.




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            "DISPOSITION" means, with respect to any property, any sale, assignment, gift, exchange, lease, conversion, transfer, or other disposition of such property, including any transfer by way of a capital contribution and the creation of any, or material increase in any existing, royalty, overriding royalty, reversionary interest, production payment, or similar burden. "DISPOSE" and "DISPOSED" shall have correlative meanings. A Pool II Controlled Business shall be deemed to have Disposed of such of its Oil and Gas Properties which it assigns, contributes, or otherwise transfers to a Person in which it makes an Investment, as permitted by Section 5.09(e)(iv) of the Sponsor Subsidiary Credit Agreement, if Sabine provides notice in writing to Trinity, the Agent, and the Equity Investors, within 2 Business Days after such assignment, contribution, or transfer, electing to have such assignment, contribution, or other transfer treated as a Disposition for the purposes of the Operative Documents.

            "DISPOSITION COSTS" means all expenses, costs, liabilities, fees, Taxes and other amounts incurred or payable in connection with a Disposition.

            "DISTRIBUTION" means, as applicable, any distribution or dividend or return of capital or any other distribution, payment, remittance or delivery of property or cash in respect of, or the redemption, retirement, purchase or other acquisition, directly or indirectly, of, any Trinity Membership Interest or any Sponsor Subsidiary Membership Interest or in respect of any Contributed Investment now or hereafter outstanding or the setting aside of any funds for any of the foregoing purposes. "Distribute", "Distributed" and "Distributive" shall have correlative meanings.

            "DOLLARS" and the sign "$" each shall mean the lawful currency of the United States.

            "EBITDA" means, for any period and for any Underlying Business, the sum of (a) net income (or net loss), (b) interest expense, (c) income tax expense, (d) depreciation expense, (e) amortization expense, (f) all extraordinary noncash losses otherwise deducted from the determination of net income (or net loss) for such period (other than any such noncash losses that require an accrual or reserve for cash charges for any future period and any write-downs or write-offs of accounts receivables) less all extraordinary noncash gains otherwise added in the determination of net income (or net loss) for such period, and (g) all non-recurring losses or expenses deducted from the determination of net income (or net loss) for such period to the extent such losses or expenses were funded from capital contributions from any holder of Equity Interests in such Underlying Business, in each case of such Underlying Business and its consolidated subsidiaries, determined on a consolidated basis in accordance with GAAP for such period.

            "ELIGIBLE INVESTMENT" means those equity and debt Investments with respect to which:

            (a) the Underlying Business and, if any, each Intermediate Holder, in which any Sponsor Subsidiary directly or indirectly holds an interest, is organized under the laws of any Permitted Jurisdiction or political subdivision thereof;

            (b) such business is conducted exclusively in, and the sources of its operating income are derived at least 95% from any Permitted Jurisdiction and after giving effect to the contribution of such
      Investment:

                  (i) Pool I Contributed Investments conducting business outside the United States shall not have an aggregate Pool I Loan Value in excess of 25% of the Aggregate Pool I Loan Value Amount; and


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                  (ii) Pool II Contributed Investments conducting business
            outside the United States shall not account for more than 25% of the Pool II Borrowing Base for all Pool II Contributed Investments;

            (c) with respect to the Pool I Contributed Investments, immediately after giving effect to the contribution of such Investment to a Sponsor Subsidiary or the accession of a Sponsor Subsidiary to the Sponsor Subsidiary Credit Agreement pursuant to the terms thereof, the Pool I Loan Value of no Pool I Contributed Investment shall account for more than 25% of the Aggregate Pool I Loan Value Amount; provided that such limitation shall not apply to Pre-approved Pool I Contributed Investments (including for purposes of assessing the eligibility of other Pool I Contributed Investments);

            (d) the Fair Market Value of such Investment on the date of its contribution shall be at least $25,000,000;

            (e) the business conducted by the Underlying Business related thereto shall be as follows:

                  (i) in the case of any Pool I Contributed Investment,
            primarily in the gathering, transmission, storage and/or processing of natural gas or the non-nuclear electric power generation business, in all cases primarily using proven technology, and shall specifically exclude: the lines of business that El Paso Energy Marketing Company currently and in the future may conduct in marketing, trading and integrated risk management, and other lines of business that are not typically financed by major money center commercial banks; and

                  (ii) in the case of any Pool II Contributed Investment,
            primarily in the production and development of Proved Reserves primarily using proven technology;

            (f) with respect to any Pool I Contributed Investment, Trinity shall have determined (and received all consents to such determination required under the Operative Documents) at the time of its contribution or acquisition the amount of the "POOL I LOAN VALUE" for such Pool I Contributed Investment in its discretion; and

            (g) the Intermediate Holders (if any) and the Underlying Business related thereto shall have received equity contributions in an amount equal to at least the amount of all Indebtedness that would not be permitted Indebtedness with respect to such Intermediate Holder and Underlying Business under Section 5.09 of the Sponsor Subsidiary Credit Agreement (after giving effect to the Exception Schedule to the Sponsor Subsidiary Credit Agreement related to such Contributed Investment), and all such unpermitted Indebtedness shall have been paid in full with the proceeds of such equity contributions to the satisfaction of Trinity.

            "EL PASO" means El Paso Corporation, a Delaware corporation, and any successor not prohibited by the terms of the El Paso Agreement.

            "EL PASO AGREEMENT" means the Second Amended and Restated El Paso Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, amended as of November 17, 2000 and further amended and restated as of March 29, 2002, executed by El Paso in favor of Red River and the other beneficiaries described therein.



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            "EL PASO COMPANY" shall mean a corporation, partnership or other
Business Entity with respect to which El Paso directly, or indirectly through one or more intermediaries, controls (a) in the case of any such corporation (i) more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors and (ii) issued and outstanding capital stock entitled to receive more than 50% of dividends declared in respect of all issued and outstanding shares of capital stock of such corporation or (b) in the case of any such partnership or other Business Entity (i) more than 50% of the interests in such partnership or other Business Entity (A) entitled to manage or direct the management of such entity or (B) having voting power to elect a managing partner or member, board of managers or any similar managing Person or body of such partnership or other Business Entity responsible for the management of such entity and (ii) more than 50% of the interests in the capital or profits of such partnership or other Business Entity.

            "EL PASO DEFAULT" means any event that would constitute an El Paso Event but for the requirement that notice be given or time elapse or both.

            "EL PASO DEMAND LOAN" means a demand loan by a Sponsor Subsidiary to El Paso or an Affiliate of El Paso evidenced by an El Paso Demand Note and, in the case of a demand loan to an Affiliate of El Paso, guaranteed by El Paso pursuant to the El Paso Guaranty.

            "EL PASO DEMAND NOTE" means (a) in relation to an El Paso Demand Loan to El Paso, a note evidencing such El Paso Demand Loan in the form of Exhibit E-1 to the Sponsor Subsidiary Credit Agreement or (b) in relation to an El Paso Demand Loan to an Affiliate of El Paso, a note evidencing such El Paso Demand Loan in the form of Exhibit E-2 to the Sponsor Subsidiary Credit Agreement.

            "EL PASO EVENT" shall mean the occurrence and continuance of any of the following events:

            (a) El Paso or any Affiliate of El Paso (as applicable) shall fail to pay (i) the principal of any El Paso Demand Loan (including, in each case, pursuant to the El Paso Guaranty) after the same becomes due and payable or is demanded or (ii) any amount payable by it under the El Paso Agreement or interest or any other amounts owing on any A-Loan (other than principal) or El Paso Demand Loan (including, in each case, pursuant to the El Paso Guaranty) or any Affiliate Loan (or pursuant to any guaranty thereof), in each case under this clause (ii) within five Business Days after the same becomes due and payable; or

            (b) Any representation or warranty made or deemed made by El Paso in the El Paso Agreement or by El Paso (or any of its officers) in connection with the El Paso Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

            (c) (i) El Paso shall fail to perform or observe any other term, covenant or agreement contained in the El Paso Agreement or (ii) El Paso or any El Paso Party shall fail to perform or observe any other term, covenant or agreement contained in any other Operative Document (other than the Trinity Company Agreement or any Sponsor Subsidiary Company Agreement) on its part to be performed or observed, in each case above if, in the case of any such term, covenant or agreement referred to in clause
      (i) or (ii) above, such failure shall remain unremedied for 30 days after written notice thereof shall have been given to El Paso by Red River or the Agent; or

            (d) El Paso or any Principal Subsidiary shall fail to pay any Debt or Guaranty (excluding Debt evidenced by or incurred pursuant to any Operative Document) of El Paso or such Principal Subsidiary (as the case may be) in an aggregate principal amount of $200,000,000 or more, at such time, or any installment of principal thereof or interest or premium thereon,

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      when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Guaranty; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate the maturity of such Debt; or any such Debt shall be required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof, as a result of either (i) any default under any agreement or instrument relating to any such Debt or (ii) the occurrence of any other event (other than an issuance, sale or other disposition of stock or other assets, or an incurrence or issuance of Relevant Indebtedness or other obligations, giving rise to a repayment or prepayment obligation in respect of such
      Debt) the effect of which would otherwise be to accelerate the maturity of such Debt; provided that, notwithstanding any provision contained in this clause (d) to the contrary, to the extent that pursuant to the terms of any agreement or instrument relating to any Debt or Guaranty referred to in this clause (d) (or in the case of any such Guaranty, relating to any obligations Guaranteed thereby), any sale, pledge or disposal of Margin Stock, or utilization of the proceeds of such sale, pledge or disposal, would result in a breach of any covenant contained therein or otherwise give rise to a default or event of default thereunder and/or acceleration of the maturity of the Debt or obligations extended pursuant thereto, or payment pursuant to any Guaranty, and as a result of such terms or of such sale, pledge, disposal, utilization, breach, default, event of default or acceleration or nonpayment under such Guaranty, or the provisions thereof relating thereto, the El Paso Agreement or any other Operative Document or any extension of credit under any of the foregoing would otherwise be subject to the margin requirements or any other restriction under Regulation U issued by the Board of Governors of the Federal Reserve System, then such breach, default, event of default or acceleration, or nonpayment under any Guaranty, shall not constitute an El Paso Event under this clause (d); or

            (e) [Intentionally Omitted]

            (f) Any judgment or order of any court for the payment of money in excess of $100,000,000 shall be rendered against El Paso or any Principal Subsidiary and either (i) enforcement proceedings shall have been commenced and are continuing or have been completed by any creditor upon such judgment or order (other than any enforcement proceedings consisting of the mere obtaining and filing of a judgment lien or obtaining of a garnishment or similar order so long as no foreclosure, levy or similar process in respect of such lien, or payment over in respect of such garnishment or similar order, has commenced and is continuing or has been completed) or (ii) there shall be any period of 30 consecutive days during which a stay of execution or of enforcement proceedings (other than those referred to in the parenthesis in clause (i) above) in respect of such judgment or order, by reason of a pending appeal, bonding or otherwise, shall not be in effect; or

            (g) (i) Any ERISA Termination Event with respect to a Plan shall have occurred and, 30 days after notice thereof shall have been given to El Paso by Red River or the Agent, such ERISA Termination Event shall still exist; or (ii) El Paso or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan; or (iii) El Paso or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization, or is insolvent or is being terminated, within the meaning of Title IV of ERISA; or (iv) any Person shall engage in a "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, would result in an aggregate

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      liability of El Paso or any ERISA Affiliate that would exceed 10% of the
      Net Worth of El Paso; or

            (h) Upon completion of, and pursuant to, a transaction, or a series of transactions (which may include prior acquisitions of capital stock of El Paso in the open market or otherwise), involving a tender offer (i) a "person" (within the meaning of Section 13(d) of the Securities Exchange
      Act), other than El Paso, a Subsidiary of El Paso or any employee benefit plan maintained for employees of El Paso and/or any of its Subsidiaries or the trustee therefor, shall have acquired direct or indirect ownership of and paid for in excess of 50% of the outstanding capital stock of El Paso entitled to vote in elections for directors of El Paso and (ii) at any time before the later of (A) six months after the completion of such tender offer and (B) the next annual meeting of the shareholders of El Paso following the completion of such tender offer more than half of the directors of El Paso consists of individuals who (1) were not directors before the completion of such tender offer and (2) were not appointed, elected or nominated by the Board of Directors in office prior to the completion of such tender offer (other than any such appointment, election or nomination required or agreed to in connection with, or as a result of, the completion of such tender offer); or

            (i) The El Paso Agreement or any other Operative Document to which El Paso or any El Paso Party is a party in whole or in material part shall for any reason cease to be the legal, valid and binding obligations of El Paso or such El Paso Party, as the case may be, or the validity of any such agreement shall be contested in writing by El Paso or any such El Paso Party, or El Paso or any such El Paso Party shall in writing deny liability under the El Paso Agreement or any such other Operative Document; or

            (j) El Paso shall fail to perform or observe any term, covenant or agreement contained in the Commitment Letter and such failure shall remain unremedied for ten Business Days after written notice thereof shall have been given to El Paso by the Agent; or

            (k) El Paso shall fail to have, directly or indirectly, beneficial ownership of 100% of the equity voting interest in each Sponsor Subsidiary; or

            (l) Any representation or warranty made or deemed made under Section
      2.12 of any Subordinated Note or Section 1.7 of any EPPC Note shall prove to have been incorrect in any material respect when made or deemed made.

            "EL PASO EXISTING 364-DAY FACILITY" means the $3,000,000,000 364-Day Revolving Credit and Competitive Advance Facility Agreement, dated as of June 11, 2001, among El Paso, EPNGC, Tennessee, the several banks and financial institutions from time to time parties thereto, The Chase Manhattan Bank, as administrative agent and CAF advance agent, Citibank, N.A. and ABN AMRO Bank, N.V., as co-documentation agents, and Bank of America, N.A. and Credit Suisse First Boston, as co-syndication agents, and JP Morgan Securities, Inc., as sole lead arranger and book manager, as the same may be amended, supplemented and modified from time to time.

            "EL PASO EXISTING 3-YEAR FACILITY" means the $1,000,000,000 3-year Revolving Credit and Competitive Advance Facility Agreement, dated as of August 4, 2000, among El Paso, EPNGC, Tennessee, the several banks and financial institutions from time to time parties thereto, The Chase Manhattan Bank, as administrative agent and CAF advance agent, Citibank, N.A. and ABN AMRO Bank, N.V., as co-documentation agents, and Bank of America, N.A., as syndication agent, as the same may be amended, supplemented or modified from time to time.




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            "EL PASO GUARANTY" means the Second Amended and Restated Guaranty
Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999 and March 29, 2002, made by El Paso in favor of the Sponsor Subsidiaries.

            "EL PASO PARTY" means any of Sabine, each other Sponsor Subsidiary, Trinity, each Sabine Member, each other Sponsor Subsidiary Member, each Red River El Paso Member and, if any, the other Affiliates of El Paso that are parties to the Operative Documents.

            "EL PASO RA EVENT" has the meaning set forth in Section 2.05(b)(ix) of the Sponsor Subsidiary Credit Agreement.

            "ENERGY PARTNERS" means (a) when the context requires such expression to be construed as a "Contributed Investment", 5,750,000 common units of El Paso Energy Partners, L.P., a Delaware limited partnership and (b) when used in any other context, El Paso Energy Partners, L.P., a Delaware limited partnership (formerly known as Leviathan Gas Pipeline Partners, L.P.).

            "ENVIRONMENTAL ACTION" means any action, suit, demand, demand letter, claim, notice of noncompliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, any Environmental Permit or Hazardous Material or arising from alleged injury or threat to health, safety or the environment, including, without limitation, (a) by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

            "ENVIRONMENTAL LAW" means any Federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, writ, judgment, injunction, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

            "ENVIRONMENTAL PERMIT" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

            "EPNGC" means El Paso Natural Gas Company, a Delaware corporation.

            "EPPC" means El Paso Production Company (formerly known as Sonat Exploration Company), a Delaware corporation.

            "EPPC NOTE" means the two promissory notes each for $500,000,000, each in the form of Exhibit A to the Sponsor Subsidiary Credit Agreement and each issued by EPPC in favor of a Sponsor Subsidiary.

            "EPPGOM" means El Paso Production GOM, Inc. (formerly known as Sonat Exploration GOM Inc.), a Delaware corporation.

            "EPRR" means El Paso Red River Holding Company, a Delaware corporation.

            "EPTPC" means El Paso Tennessee Pipeline Co., a Delaware corporation.

            "EPTPC FACILITY" means the $3,000,000,000 Revolving Credit and Competitive Advance Facility Agreement, dated as of November 4, 1996, among EPTPC, the several financial

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institutions from time to time parties thereto, and The Chase Manhattan Bank, as administrative agent and CAF advance agent thereunder, as the same may be amended, modified or supplemented from time to time.

            "EQUITY AMOUNT" means, for any Payment Period (or any portion thereof), an amount equal to the aggregate amount of the Current Return and the Fee and Expense Amount (as defined in the Red River Company Agreement) for such Payment Period (or portion thereof).

            "EQUITY INTERESTS" means any capital stock, partnership, joint venture, member or limited liability or unlimited liability company interest, beneficial interest in a trust or similar entity or other equity interest or investment of whatever nature.

            "EQUITY INVESTOR" means each "Participant" under and as defined in the Red River Company Agreement.

            "EQUITY INVESTORS INFORMATION MEMORANDUM" means any information memorandum prepared for the prospective equity investors in connection with, together with any amendments, supplements, or exhibits thereto and any other materials or documents prepared for the prospective equity investors in connection with, the sale of the Red River Member Interests under the Red River Company Agreement, in each case in form and substance as approved in writing by El Paso.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued from time to time thereunder.

            "ERISA AFFILIATE" means any Person who is a member of El Paso's controlled group within the meaning of Section 4001(a)(14)(A) of ERISA.

            "ERISA TERMINATION EVENT" means (a) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under subsection .21, ..22, .23, .25, .27, .28, .31, .33, .35 or.64 of PBGC Reg. ss. 4043), or an event described in Section 4062(e) of ERISA, or (b) the withdrawal of El Paso or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA or the incurrence of liability by El Paso or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or
(e) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of El Paso or any ERISA Affiliate for failure to make a required payment to a Plan are satisfied, or (f) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA, or (g) the occurrence of any other event or the existence of any other condition which would reasonably be expected to result in the termination of, or the appointment of a trustee to administer, any Plan under Section 4042 of ERISA.

            "ESCROW AGENT" shall mean Citicorp North America, Inc. or any successor escrow agent appointed pursuant to the terms of the Escrow Agreement and acting as such pursuant to the Escrow Agreement.

            "ESCROW AGREEMENT" means the Amended and Restated Escrow Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, among El Paso, Trinity, Red River, the Agent, the Red River Collateral Agent and the Escrow Agent.


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            "ESCROWED DOCUMENT" has the meaning set forth in the Escrow
Agreement.

            "EVENT OF DEFAULT" has the meaning specified in Section 6.01 of the Sponsor Subsidiary Credit Agreement.

            "EXCEPTION SCHEDULE" means, with respect to each Contributed Investment and each related Intermediate Holder (if any) and each Underlying Business related thereto, the written schedule of exceptions to the representations and warranties in Section 4.02 of the Sponsor Subsidiary Credit Agreement and the covenants in Section 5.08 and 5.09 of the Sponsor Subsidiary Credit Agreement, as agreed between the Trinity Class B Member (on behalf of Trinity) and Sabine (on behalf of all Sponsor Subsidiaries) pursuant to Section
9.02 of the Sponsor Subsidiary Credit Agreement.

            "EXCESS DISTRIBUTION" means, as at any date during any Fiscal Quarter, the amount (if any) by which (a) the cumulative Distributions received by all Sponsor Subsidiaries in respect of all Pool I Underlying Businesses (excluding Pool I Publicly Traded Investments) during such Fiscal Quarter through such date exceed (b) the aggregate amount of retained earnings of all Pool I Underlying Businesses (excluding Pool I Publicly Traded Investments) as at the end of the period to which the most recent accounts delivered pursuant to
Section 5.03(b) or (c) of the Sponsor Subsidiary Credit Agreement (as applicable) relate, as disclosed in the balance sheet of such accounts.

            "EXCLUDED ACQUISITION DEBT" means (a) Debt, Guaranties or reimbursement obligations of any Business Entity acquired by El Paso or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such Business Entity is not a Subsidiary of El Paso), (b) Debt, Guaranties or reimbursement obligations of EPTPC and its Subsidiaries in existence on the date of the merger of EPTPC with El Paso Merger Company or (c) Debt, Guaranties or reimbursement obligations in respect of any asset acquired by El Paso or any of its Subsidiaries and which Debt, Guaranties or reimbursement obligations exist immediately prior to such acquisition (provided that (i) such Debt, Guaranties or reimbursement obligations are not incurred solely in anticipation of such acquisition and (ii) immediately prior to such acquisition such asset is not an asset of El Paso or any of its Subsidiaries).

            "EXCLUDED PAYMENTS" means any indemnification or other payments under the Operative Documents payable to Persons other than any Sponsor Subsidiary in its own right.

            "EXPENSES" means (i) any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, or suits and
(ii) any and all liabilities, obligations, losses, costs, expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses relating to environmental matters) but excluding Taxes.

            "FAIR MARKET VALUE" for any Contributed Investment at any time of determination means an amount equal to:

            (a) if such Contributed Investment is a Publicly Traded Investment, the average of the quoted market closing prices on the last five trading days for such securities preceding the time of determination of such Fair Market Value; or

            (b) for each other Pool I Contributed Investment, the fair market value established pursuant to the most recent Appraisal for such Pool I Contributed Investment; or


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            (c) for each other Pool II Contributed Investment, the fair market value as certified in writing by Sabine to Trinity; or

            (d) in the case of the Disposition of a Contributed Investment that is not a Publicly Traded Investment, or any related Intermediate Holder or Underlying Business, or all or substantially all of the assets of, or Equity Interests in, such Intermediate Holder or Underlying Business, the amount of the Net Cash Proceeds of such Disposition together with, in the case of any such Disposition to El Paso or an Affiliate of El Paso, the amount by which the Net Cash Proceeds from any subsequent Disposition of such Contributed Investment, Intermediate Holder, Underlying Business or assets or Equity Interests, as the case may be, by El Paso or any Affiliate of El Paso to a third party made within 180 days of such initial Disposition to El Paso or such Affiliate, exceeds the Net Cash Proceeds from the initial Disposition to El Paso or such Affiliate of El Paso.

            "FEDERAL" means United States federal.

            "FEE AMOUNT" means, for any Payment Period (or any portion thereof), an amount equal to the aggregate amount of fees payable by Red River pursuant to Sections 2.04(a), 2.04(b) and 2.04(c) of the Red River Credit Agreement for such Payment Period (or portion thereof).

            "FERC" means the United States Federal Energy Regulatory Commission, or any Federal agency or authority from time to time succeeding to its function.

            "FINAL BORROWING BASE RESERVE REPORT DELIVERY DATE" has the meaning set forth in Section 2.10(b) of the Sponsor Subsidiary Credit Agreement.

            "FINANCIAL PROJECTIONS" shall mean (a) any forward looking statement (as defined in Rule 175 under the Securities Act), (b) any prospective financial statement, financial forecast or financial projection (as defined in guidelines published by the American Institute of Certified Public Accountants) and (c) any information under the heading "Financial Forecasts and Assumptions" (or any summary thereof), in each case included in (including as an exhibit to) any Information Memorandum.

            "FIRST CLOSING DATE" means June 30, 1999.

            "FISCAL QUARTER" means (a) the period commencing on June 30, 1999 and ending on September 30, 1999 and (b) any subsequent period commencing on each of January 1, April 1, July 1 and October 1 and ending on the earlier to occur of (i) the last date before the next such date and (ii) the date on which all Trinity Property is distributed pursuant to Section 12.2 of the Trinity Company Agreement and Trinity's certificate of formation has been canceled pursuant to the Act.

            "FISCAL YEAR" means (a) the period commencing on June 30, 1999 and ending on December 31, 1999 and (b) any subsequent period commencing on January 1 and ending on the earlier to occur of (i) the next December 31 and (ii) the date on which all Trinity Property is distributed pursuant to Section 12.2 of the Trinity Company Agreement and Trinity's certificate of formation has been canceled pursuant to the Act.

            "FREELY TRANSFERABLE" means, with respect to any Contributed Investment, that the Subsequent Transfer thereof will not:

            (a) conflict with the Organizational Documents of the issuer of such Contributed Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

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            (b) constitute a violation of, or a default under, any Material
      Agreement related to such Contributed Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

            (c) under any Material Agreement, cause the creation of, or result in, or be subject to any Transfer Restriction, Payment Restriction or Rights Restriction;

            (d) contravene any provisions of any Applicable Law (assuming compliance with applicable securities laws and FERC regulations of general applicability);

            (e) under any Applicable Law (assuming compliance with applicable securities laws and FERC regulations of general applicability), cause the creation of, or result in or be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction (other than under applicable securities laws and FERC regulations of general applicability); or

            (f) require any Governmental Approval that has not been obtained and is not in full force and effect, necessary to authorize or that is otherwise required in connection with the consummation of such Subsequent Transfer (other than filings, if any, under the HSR Act and applicable securities laws and the expiration of any applicable waiting period imposed thereby and Governmental Approvals necessary or required under FERC regulations of general applicability).

            "FREELY TRANSFERABLE PORTION" when used in connection with a Contributed Investment, means that portion of such Contributed Investment (expressed as a percentage) designated as the "Freely Transferable Portion" in
Schedule I to the Sponsor Subsidiary Security Agreement.

            "FREELY TRANSFERRED" means, with respect to any Contributed Investment, the transfer of such Contributed Investment to a Sponsor Subsidiary did not:

            (a) conflict with the Organizational Documents of the issuer of such Contributed Investment, the applicable Intermediate Holders, if any, or the applicable Underlying Business;

            (b) constitute a violation of, or a default under, any Material Agreement related to such Contributed Investment, the applicable Intermediate Holder, if any, or the applicable Underlying Business (other than any Material Agreement as to which waivers or consents have been obtained);

            (c) under any Material Agreement, cause the creation of, or result in, or cause such Contributed Investment to be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction;

            (d) contravene any provisions of any Applicable Law;

            (e) under any Applicable Law, cause the creation of, or result in or cause such Contributed Investment to be subject to, any Transfer Restriction, Payment Restriction or Rights Restriction (other than under applicable securities laws and FERC regulations of general applicability); or

            (f) require any Governmental Approval that has not been obtained and is not in full force and effect, to authorize or consummate such transfer.



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            "FUNDING RATE" means for any Payment Period (or any portion thereof)
or any Interest Period (or any portion thereof) (the "Relevant Period"), the rate per annum equal to the product of (a) the quotient obtained by dividing 360 by the actual number of days in such Relevant Period times (b) the quotient obtained by dividing:

            (i) the sum of (A) the Notified Amount for such Relevant Period, (B) the Equity Amount for such Relevant Period and (C) the Fee Amount for such Relevant Period, by

            (ii) the Unrecovered Capital of the Trinity Class B Member for such Relevant Period.

            "GAAP" means United States generally accepted accounting principles as in effect from time to time.

            "GOVERNMENTAL APPROVAL" means any order, directive, decree, permit, concession, grant, franchise, license, consent, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

            "GOVERNMENTAL AUTHORITY" means any Federal, national, state, provincial, municipal, local, territorial or other governmental department, commission, board, bureau, agency, regulatory authority, instrumentality or judicial or administrative body, whether domestic or foreign; provided that, with respect to any issuer of a Contributed Investment, any Intermediate Holder or any Underlying Business, such Governmental Authorities shall be limited to the jurisdictions in which such Person is organized or operates.

            "GROSS ASSET VALUE" means, with respect to any asset, the asset's Adjusted Basis, except as follows:

            (a) The Gross Asset Values of all Trinity Property shall be adjusted to equal their respective Mark-to-Market Values on the occurrence of each Mark-to-Market Event; and

            (b) The Gross Asset Value of any Trinity Property Distributed to any Trinity Member shall be the Mark-to-Market Value of such asset on the date of such Distribution.

            "GROSS CASH PROCEEDS" means, with respect to any Disposition of any Contributed Investment by a Sponsor Subsidiary or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business, the aggregate amount (without reduction by reason of the fact that some of such proceeds may be received after the time of such Disposition) of cash received or to be received from time to time (whether as initial consideration or deferred consideration) by or on behalf of such Sponsor Subsidiary, Intermediate Holder or Underlying Business (as applicable) in connection with such transaction.

            "GUARANTY", "GUARANTEED" and "GUARANTEEING" each means any act by which any Person assumes, guarantees, endorses or otherwise incurs direct or contingent liability in connection with, or agrees to purchase or otherwise acquire or otherwise assures a creditor against loss in respect of, any Debt or Project Financing of any Person other than El Paso or any of its consolidated Subsidiaries (excluding (a) any liability by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (b) any liability in connection with obligations of El Paso or any of its consolidated Subsidiaries, including, obligations under any conditional sales agreement, equipment trust financing or equipment lease and
(c) any such act in connection with a Project Financing that either (i) guarantees to the provider of such Project Financing or any other Person performance of the


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acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise affects any such act in respect of, all or any portion of the project that is financed by such Project Financing or performance by a Project Financing Subsidiary of certain obligations to Persons other than the provider of such Project Financing, except during any period, and then only to the extent, that such guaranty is a guaranty of payment of such Project Financing (other than a guaranty of payment of the type referred to in subclause (ii) below) or (ii) is contingent upon, or the obligation to pay or perform under which is contingent upon, the occurrence of any event other than or in addition to the passage of time or any Project Financing becoming due (any such act referred to in this clause (c) being a "Contingent Guaranty"); provided, however, that for purposes of this definition the liability of El Paso or any of its Subsidiaries with respect to any obligation as to which a third party or parties are jointly, or jointly and severally, liable as a guarantor or otherwise as contemplated hereby and have not defaulted on its or their portions thereof, shall be only its pro rata portion of such obligation.

            "HAZARDOUS MATERIALS" means (a) petroleum or petroleum products and by-products or breakdown products thereof, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

            "HEDGE AGREEMENTS" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts, commodity swap and forward agreements and other similar agreements.

            "HSR ACT" means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976.

            "HYDROCARBON INTEREST" means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, operating rights, net profit interests, production payment interests and other similar types of interests, including any reserved or residual interest of whatever nature.

            "INCIPIENT EVENT" means any event that, with notice or lapse of time, or both, would constitute a Termination Event, Notice Event, Liquidating Event or Event of Default.

            "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (i) the original due date of such portion and
(ii) the customary payment date in the industry and relevant market for such portion), (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capitalized Leases, (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities, (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any partnership or member or other equity interests of such Person, (h) the net amount of all financial obligations of such Person in respect of Hedge Agreements, (i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party, (j) all Indebtedness of other Persons of the type described in clauses (a) through (i) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the


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payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss, and (k) all Indebtedness of the type described in clauses (a) through (j) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for payment of such Indebtedness.

            "INDEMNIFIED AMOUNT" when used:

            (a) in the El Paso Agreement, shall have the meaning set forth in
      Section 3.2 of the El Paso Agreement;

            (b) in the Trinity Company Agreement, shall have the meaning set forth in Section 13.1 of the Trinity Company Agreement; and

            (c) in the Sponsor Subsidiary Credit Agreement, shall have the meaning set forth in Section 10.01 of the Sponsor Subsidiary Credit Agreement.

            "INDEMNIFIED PERSON" means:

            (a) as used in the El Paso Agreement and Section 13.1 and Section
      13.2 of the Trinity Company Agreement and Section 13.5, Section 13.6, and
      Section 13.7 of the Trinity Company Agreement (as such Sections relate to the indemnities under Section 13.1 or Section 13.2 of the Trinity Company Agreement), Red River, the Agent, the Red River Collateral Agent, each Lender, each APA Purchaser, each agent for the APA Purchasers, the RCE Agent, the Surety, Lord Securities, the Sponsor Subsidiary Collateral Agent, the Residual Credit Enhancer, the Administrator, the Trinity Custodian, any Appraiser, the Equity Investor and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise, but excluding any assignee for security of any Equity Investor), and the direct and indirect members, partners, shareholders, and other equity holders (including the CBI Holder and the RI Holder (each as defined in the Red River Company Agreement)) of any of the foregoing, and each of the respective directors, officers, trustees, managers, employees, administrators and agents (including sales agents) of any of the foregoing;

            (b) as used in Section 13.3 of the Trinity Company Agreement and
      Section 13.5, Section 13.6, and Section 13.7 of the Trinity Company Agreement (as such Sections relate to the indemnities under Section 13.3 of the Trinity Company Agreement), the Trinity Liquidator, its officers, directors, agents (including sales agents) or employees; and

            (c) as used in the Sponsor Subsidiary Credit Agreement, Trinity, Red River, the Agent, the Red River Collateral Agent, each Lender, each APA Purchaser, each agent for the APA Purchasers, the RCE Agent, the Surety, Lord Securities, the Sponsor Subsidiary Collateral Agent, the Residual Credit Enhancer, the Administrator, the Trinity Custodian, any Appraiser, each Equity Investor and any successor and permitted assignee of any such Person (whether pursuant to an assignment for security or otherwise, but excluding any assignee for security of any Equity Investor), and the direct and indirect members, partners, shareholders, and other equity holders (including the CBI Holder and the RI Holder (each as defined in the Red River Company Agreement)) of any of the foregoing, and each of the respective directors, officers,


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                                      A-25


trustees, managers, employees, administrators and agents (including sales agents) of any of the foregoing.

            "INDEMNIFIED PROCEEDING" (a) as used in the El Paso Agreement, has the meaning set forth in Section 3.5 of the El Paso Agreement, (b) as used in the Trinity Company Agreement, has the meaning set forth in Section 13.7 of the Trinity Company Agreement and (c) as used in the Sponsor Subsidiary Credit Agreement, has the meaning set forth in Section 10.05 of the Sponsor Subsidiary Credit Agreement.

            "INDEMNITOR" has the meaning set forth in Section 13.1 of the Trinity Company Agreement.

            "INFORMATION MEMORANDUM" means each Equity Information Memorandum and each APA Purchaser Information Memorandum.

            "INITIAL EVENT QUARTER" has the meaning set forth in Section 5.09(e)(i)(I) of the Sponsor Subsidiary Credit Agreement.

            "INITIAL TRINITY MEMBER" means Sabine as the initial member of Trinity under the original terms of the Trinity Company Agreement.

            "INTEREST PERIOD", as used in the Sponsor Subsidiary Credit Agreement, means, in relation to the Advance made available under Section 2.01(a)(i) of the Sponsor Subsidiary Credit Agreement, the period commencing on the First Closing Date and ending on October 1, 1999, and, in relation to the Advance made available under Section 2.01(a)(ii) of the Sponsor Subsidiary Credit agreement, the period commencing on the Second Closing Date and ending on January 1, 2000, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding first Business Day of the next succeeding January, April, July or October, as the case may be, of each year; provided, however, that, in the case of any Interest Period that commences before the Maturity Date or the Liquidation Start Date, as applicable, and would otherwise end on a date occurring after the Maturity Date or the Liquidation Start Date, as applicable, such Interest Period shall end on the Maturity Date or the Liquidation Start Date, as applicable, and the duration of each Interest Period that commences on or after the Maturity Date or the Liquidation Start Date, as applicable, shall be initially the period commencing on the Maturity Date or the Liquidation Start Date, as applicable, and ending on the first Business Day of the immediately following calendar quarter and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the next succeeding first Business Day of January, April, July or October, as the case may be, of each year or of such other duration as shall be selected by the Trinity Class B Member in its sole discretion.

            "INTERMEDIATE HOLDER" means with respect to a Contributed Investment, the Business Entity that has issued the applicable Pledged Shares, Pledged Interests and/or Pledged Debt that comprises such Contributed Investment, and each other Business Entity in which such Business Entity has directly or indirectly made or holds an Investment, excluding the Underlying Business relating to such Contributed Investment. If, in relation to a Contributed Investment, the Business Entity that has issued the applicable Pledged Shares, Pledged Interests and/or Pledged Debt that comprises such Contributed Investment is the Underlying Business relating to such Contributed Investment, then there shall be no "Intermediate Holder" relating to such Contributed Investment.

            "INVESTMENT" in any Person means any loan or advance to such Person, any purchase or other acquisition of any Equity Interest in or other securities of such Person, any capital contribution to


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such Person or any other investment in such Person, including any arrangement pursuant to which the Person making such investment incurs Indebtedness of the types referred to in clauses (j) and (k) of the definition of "Indebtedness" in respect of such Person.

            "INVESTMENT COMPANY ACT" means the United States Investment Company Act of 1940, as amended.

            "INVOLUNTARY BANKRUPTCY" has the meaning set forth in the definition of Bankruptcy.

            "LENDER" has the meaning set forth in the Red River Credit
Agreement.

            "LIBO RATE" has the meaning set forth in the Red River Credit Agreement.

            "LIEN" means any mortgage, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), security interest or other security device or arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any lease having substantially the same effect as any of the foregoing).

            "LIQUIDATING EVENT" has the meaning set forth in Section 12.6 of the Trinity Company Agreement.

            "LIQUIDATION AMOUNT" has the meaning set forth in the Red River Credit Agreement.

            "LIQUIDATION INDEMNITY" means each of the following:

            (a) the Amended and Restated Liquidation Indemnity Agreement (Trinity), originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, made by El Paso in favor of the beneficiaries named therein;

            (b) the Amended and Restated Liquidation Indemnity Agreement (Sabine), originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, made by the Sabine Managing Member in favor of the beneficiaries name therein; and

            (c) any other Liquidation Indemnity Agreement executed by a Sponsor Subsidiary Member pursuant to Section 9.02 of the Sponsor Subsidiary Credit Agreement.

            "LIQUIDATION PERIOD" means (a) in relation to Trinity, the period commencing on the Liquidation Start Date and ending on the date of the Disposition or collection of or realization upon all of the Trinity Property and
(b) in relation to a Sponsor Subsidiary, the period commencing on the Liquidation Start Date and ending on the date of Disposition or collection of or realization upon all of the Sponsor Subsidiary Property of such Sponsor Subsidiary.

            "LIQUIDATION START DATE" in relation to (a) Trinity, has the meaning set forth in Section 12.6 of the Trinity Company Agreement, (b) in relation to Sabine, has the meaning set forth in Section 11.6 of the Sabine Company Agreement, and (c) in relation to any other Sponsor Subsidiary, has the meaning set forth in Section 11.6 of the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary.

            "LORD SECURITIES" means BSCS I, Inc., a Delaware corporation.

            "LOSSES" has the meaning set forth in the definition of Profits and Losses.



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                                      A-27

      "MAINTENANCE CAPITAL EXPENDITURES" means, for any Underlying Business for any period, the sum of, without duplication, (a) all cash expenditures made, directly or indirectly, by such Underlying Business or any of its subsidiaries during such period for maintenance or replacement of equipment, fixed assets, real property or improvements, that have been or should be, in accordance with GAAP, reflected as property, plant or equipment on a consolidated balance sheet of such Person plus (b) the aggregate principal of and interest on all Indebtedness (including Obligations under Capitalized Leases) payable during such period in connection with any such Indebtedness incurred in connection with such property, plant or equipment. For purposes of this definition, the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment or with insurance proceeds shall be included in Maintenance Capital Expenditures only to the extent of the gross amount of such purchase price less the credit granted by the seller of such equipment for the equipment being traded in at such time or the amount of such proceeds, as the case may be.

      "MARGIN STOCK" means "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "MARK-TO-MARKET EVENT" means (a) the occurrence of the Purchase Exercise Date, (b) the retirement in full of a Trinity Membership Interest under the Trinity Company Agreement, or (c) the liquidation of Trinity within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) in connection with a Liquidating Event.

      "MARK-TO-MARKET SCHEDULE" means a schedule setting forth the Mark-to-Market Value for each of the following as individual line items: all Cash Equivalents and the Advances.

      "MARK-TO-MARKET VALUE" means the following as determined by the Trinity Class B Member:

      (a)   In respect of the Advances:

            (i) at any time other than such time as the sum of (x) the aggregate of the Fair Market Value of all Contributed Investments held by all Sponsor Subsidiaries and (y) the Total Cash Collateral Amount and Permitted Assets (other than A-Loans) held by the Sponsor Subsidiaries is less than the Unrecovered Capital of Red River in Trinity, the Mark-to-Market Value of the Advances shall be equal to the aggregate principal amount outstanding under the Advances, together with all accrued but unpaid amounts under the Sponsor Subsidiary Credit Agreement (including, without limitation, interest and fees) at that time; and

            (ii) the Mark-to-Market Value of the Advances at any other time shall be equal to the sum of (x) the aggregate of the Fair Market Value of all Contributed Investments held by all Sponsor Subsidiaries and (y) the Total Cash Collateral Amount and Permitted Assets (other than A-Loans) held by the Sponsor Subsidiaries, provided that, for purposes of this clause (a), El Paso Demand Loans shall be deemed to be valued at their outstanding principal amount at the time of determination;

      (b) the Mark-to-Market Value of any Cash Equivalent shall be equal to its face value less unamortized discount, if any, unless such Cash Equivalent is in default, in which case its Mark-to-Market Value shall be $0; and


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      (c) the Mark-to-Market Value of any other Trinity Property shall be its fair market value at the time of determination.

      "MATERIAL ADVERSE EFFECT", as used in:

      (a) the Trinity Company Agreement and the Sponsor Subsidiary Credit Agreement (except as set forth in clause (c) below), shall mean (i) a material adverse effect on (x) the financial condition or operations of El Paso and its Consolidated Subsidiaries on a Consolidated basis or (y) the financial condition of any of Sabine, the other Sponsor Subsidiaries, Trinity or Red River, (ii) a material adverse effect on the ability of any of El Paso, Sabine, the other Sponsor Subsidiaries, Trinity or Red River to perform its obligations under any Operative Document to which it is a party, (iii) a material adverse effect on the rights or remedies of any Indemnified Person under any Operative Document, (iv) a material adverse effect on the rights or remedies of Trinity or the Sponsor Subsidiary Collateral Agent under any Sponsor Subsidiary Credit Document or Assigned Agreement, or (v) a material adverse effect on the financial condition or operations of the issuer of any Contributed Investment, and the related Intermediate Holder and Underlying Business, taken as a whole on a consolidated basis;

      (b) the El Paso Agreement, shall mean a material adverse effect on the financial condition or operations of El Paso and its Consolidated Subsidiaries on a Consolidated basis; and

      (c) Sections 4.02 and 5.08 of the Sponsor Subsidiary Credit Agreement and
   Section 2.12 of each Subordinated Note, shall mean a material adverse effect on the financial condition or operations of the issuer of any Contributed Investment, and the related Intermediate Holder and Underlying Business, taken as a whole on a consolidated basis; and

      "MATERIAL AGREEMENT" means any agreement, covenant, indenture, lease, deed, instrument or other legal obligation (other than the Operative Documents) of or relating to each Contributed Investment and any Intermediate Holder and Underlying Business relating thereto, the violation, termination, acceleration, invalidity, or unenforceability of which could reasonably be likely to result in
(a) a material adverse effect on the ability of any Sponsor Subsidiary to perform its obligations under any Operative Document, (b) a material adverse effect on the financial condition or operations of such Intermediate Holder and such Underlying Business, taken as a whole, or (c) the Freely Transferable Portion of any such Contributed Investment otherwise not being Freely Transferable.

      "MATERIAL SUBSIDIARY" means any Subsidiary of El Paso (other than a Project Financing Subsidiary) that itself (on an unconsolidated, stand-alone basis) owns in excess of 10% of the book value of the consolidated assets of El Paso and its consolidated Subsidiaries.

      "MATURITY DATE" means June 23, 2004.

      "MAXIMUM CLAWBACK AMOUNT", in relation to a Pool I Contributed Investment, means, at any time of determination:

      (a) where the Pool I Intermediate Holder or Pool I Underlying Business is a Pool I Controlled Business, the amount (if any) by which (i) the amount of retained earnings of such Pool I Controlled Business, as reported in the most recent balance sheet of such Pool I Controlled Business prior to the time of determination, is less than (ii) the sum of (A) the amount of retained earnings of such Pool I Controlled Business, as reported in the most recent balance sheet of such Pool I Controlled Business prior to the Acquisition/Accession Date of the Pool I Contributed Investment relating to such Pool I Controlled Business plus (B) any Pre-Contribution Excess


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   Distribution to the extent the capital contribution by the Sponsor
   Subsidiaries in respect thereof described in Section 9.02(e) of the Sponsor Subsidiary Credit Agreement is not reflected in the balance sheets referred to in clause (A) above, plus (C) the amount of any gains from the Disposition of any property, plant and/or equipment (as defined under GAAP) of such Pool I Controlled Business included in the amount of income of such Pool I Controlled Business for the period from the Acquisition/Accession Date of the Pool I Contributed Investment relating to such Pool I Controlled Business through the time of determination, as reported in the accounts of such Pool I Controlled Business from time to time; and

      (b) where the Pool I Contributed Investment is a Publicly Traded Investment, the amount (if any) by which (i) the amount of the aggregate cumulative Distributions received by the relevant Sponsor Subsidiary from the Pool I Underlying Business relating to such Publicly Traded Investment for the period from the Acquisition/Accession Date of such Publicly Traded Investment through the time of determination exceeds (ii) the aggregate cumulative net income accrued by such Sponsor Subsidiary in respect of such Publicly Traded Investment for the period from such Acquisition/Accession Date through the time of determination, provided, however, that the aggregate Maximum Clawback Amount for all Pool I Contributed Investments shall not exceed the aggregate amount of funds in the Cash Reserve actually distributed pursuant to Section 7.04(a)(6) of the Sponsor Subsidiary Credit Agreement.

      "MOJAVE" means Mojave Pipeline Company, a Texas general partnership.

      "MOODY'S" means Moody's Investors Service, Inc. and any successor rating agency.

      "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which El Paso or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions and in respect of which El Paso or an ERISA Affiliate has any liability (contingent or otherwise), such plan being maintained pursuant to one or more collective bargaining agreements.

      "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, which (a) is maintained for employees of El Paso or an ERISA Affiliate and at least one Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

      "NET CASH PROCEEDS" means, with respect to any Disposition of any Contributed Investment by a Sponsor Subsidiary or the Disposition of all or substantially all of the assets of, or Equity Interests in, any Intermediate Holder or Underlying Business or any Disposition described in Sections 5.09(d)(iv), (v), (vi) and (vii) of the Sponsor Subsidiary Credit Agreement, the Gross Cash Proceeds with respect to such Disposition after deducting therefrom (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable or an obligation to pay which has been incurred or, in the case of taxes, that are estimated by El Paso to be payable to a Person that is not El Paso or an Affiliate of El Paso and are properly attributable to such transaction.

      "NET INCOME ESTIMATE" has the meaning set forth in Section 2.05(b)(ix)(C) of the Sponsor Subsidiary Credit Agreement.



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      "NET WORTH" means with respect to El Paso, as of any date of determination, the sum of the preferred stock and stockholders' equity of El Paso as shown on the most recent consolidated balance sheet of El Paso delivered to Red River pursuant to Section 5.4 of the El Paso Agreement plus the cumulative amount by which stockholders' equity of El Paso shall have been reduced by reason of non-cash write-downs of long term assets from and after August 4, 2000.

      "NON-PRINCIPAL PROPERTY" of a Controlled Business, means the following property of that Controlled Business:

      (a) motor vehicles, aircraft and watercraft;

      (b) computer hardware and software;

      (c) buildings and office space and fixtures thereon;

      (d) office furniture and equipment;

      (e) trademarks, trade names, trade styles, trade secrets, service marks, logos, copyrights, patents, and patent applications; and

      (f) in relation to any Pool II Controlled Business only, any equipment and other tangible personal property and any fixtures, in each case, located on or used in connection with any Oil and Gas Property owned by such Pool II Controlled Business.

      "NOTICE EVENT" means the occurrence of any of the following events:

      (a) Trinity or the Trinity Class A Member shall fail:

         (i) to distribute in cash to the Trinity Class B Member all amounts due and payable to the Trinity Class B Member pursuant to Section 7.3 of the Trinity Company Agreement when the same shall become due and payable in accordance with such Section 7.3; or

         (ii) to make any other payment or capital contribution required to be made by it under the Trinity Company Agreement when due if such failure shall remain unremedied for five Business Days after such payment or contribution becomes due and payable under the Trinity Company Agreement; or

         (iii) to perform or observe any term, covenant or obligation on its part to be performed or observed under (A) Section 4.3 (other than clauses
      (a), (m), (o) or (r)), Section 4.6, Section 4.9, Section 9.1(c) or Section
      10.1 of the Trinity Company Agreement, (B) Section 4.3(m), Section 4.3(o),
      Section 4.3(r), Section 4.7, Section 4.8, Section 4.11, Section 4.12 or
      Section 9.1 (other than clause (c) thereof) of the Trinity Company Agreement if such failure shall remain unremedied for five Business Days after the occurrence thereof and (c) any other term, covenant or obligation under the Trinity Company Agreement (including Section 4.3(a) of the Trinity Company Agreement, but only to the extent the obligations referred to in Section 4.3(a) of the Trinity Company Agreement are not covered more specifically in any other Section or clause of the Trinity Company Agreement referred to in clause (A) or (B) above (excluding any Section or clause referred to in the parenthetical phrase in clause (A) above)) in any material



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      respect, if such failure shall remain unremedied for 30 days following notice thereof by the Trinity Class B Member if such failure is reasonably curable; or

         (b) The Trinity Class A Member has been grossly negligent or has engaged in willful misconduct in managing or otherwise conducting the business and affairs of Trinity; or

         (c) A Sponsor Subsidiary Member has been grossly negligent or has been engaged in willful misconduct in managing or otherwise conducting the business and affairs of a Sponsor Subsidiary; or

         (d) Any Sponsor Subsidiary Member shall fail to make any capital contribution as required by the terms of the relevant Sponsor Subsidiary Company Agreement if such failure shall remain unremedied for five Business Days after such contribution becomes due and payable; or

         (e) The occurrence of an El Paso Event; or

         (f) The occurrence of any Event of Default under the Sponsor Subsidiary Credit Agreement.

         "NOTIFIED AMOUNT" means, for any Payment Period (or any portion thereof), an amount equal to the aggregate amount of interest payable by Red River pursuant to the Red River Loan Documents for such Payment Period (or portion thereof).

         "NOTIONAL AMORTIZATION" means, at any time of determination, an amount equal to 1/7th of the Pool I Exposure as at the time of determination.

         "OBLIGATION" means, with respect to any Person, any obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding. Without limiting the generality of the foregoing, the Obligations of each Sponsor Subsidiary under the Sponsor Subsidiary Credit Documents include the joint and several obligations to (a) pay principal, interest, costs, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable under any Sponsor Subsidiary Credit Document and (b) reimburse any amount in respect of any of the foregoing that Trinity, in its sole discretion, or the Sponsor Subsidiary Collateral Agent, at the direction of Trinity, may elect to pay or advance on behalf of any Sponsor Subsidiary.

         "OIL AND GAS PROPERTIES" means Hydrocarbon Interests; the properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority having jurisdiction) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of hydrocarbons from or attributable to any Hydrocarbon Interests; all hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Interests.


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      "OPERATING REPORT" means a periodic report, in the form attached to
Exhibit D to the Trinity Company Agreement, on the business activity of the Pool I Underlying Businesses and the Pool II Contributed Investments, delivered pursuant to Section 5.03(b) or (c) of the Sponsor Subsidiary Credit Agreement.

      "OPERATIVE DOCUMENTS" means, collectively, the Trinity Company Agreement, the Red River Company Agreement, the certificate of formation of Trinity, the Sabine Company Agreement, each other Sponsor Subsidiary Company Agreement, the Amendments to the Sponsor Subsidiary Company Agreements, the certificate of formation of Sabine, the certification of formation of each other Sponsor Subsidiary, the Trinity Custody Agreement, each Sponsor Subsidiary Credit Document, the Red River Loan Documents, the Tax Indemnity Agreement, each El Paso Demand Note, each A-Loan Note, the El Paso Agreement, the El Paso Guaranty, the Purchase Option Agreement, each Liquidation Indemnity, each Subordinated Note and each EPPC Note.

      "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, any certificate of incorporation, charter, by-laws, memorandum of association, articles of association, partnership agreement, limited liability company agreement, certificate of limited partnership, certificate of formation, certificate of trust, trust agreement or other agreement or instrument under which such Person is formed or organized under Applicable Laws.

      "ORIGINAL SPONSOR SUBSIDIARY CREDIT AGREEMENT" means the Sponsor Subsidiary Credit Agreement, originally dated as of June 30, 1999, among Trinity, as lender, Sabine and the other Sponsor Subsidiaries described therein, as borrowers, and the Sponsor Subsidiary Collateral Agent, as collateral agent for Trinity.

      "OTHER TAXES" (a) as used in the Sponsor Subsidiary Credit Documents, has the meaning set forth in Section 2.08(b) of the Sponsor Subsidiary Credit Agreement and (b) as used in the El Paso Agreement, has the meaning set forth in
Section 4.2(b) of the El Paso Agreement.

      "OUTSIDE DATE" has the meaning set forth in Section 2.10(b)(vi) of the Sponsor Subsidiary Credit Agreement.

      "PAYMENT DATE" means the fifth Business Day of each January, April, July and October in each year, commencing October 7, 1999 or, if notification of any amount required to determine the Preferred Payment is not timely made, the third Business Day after such notification is made; provided that, in any event, the Payment Date occurring in April 2002 shall be April 5, 2002; provided that, after the Maturity Date or the Liquidation Start Date, as applicable, the Payment Date shall be each day selected by the Trinity Class B Member in its sole discretion.

      "PAYMENT PERIOD" means the period commencing on the First Closing Date and ending on October 1, 1999 and, thereafter, each subsequent period commencing on the last day of the immediately preceding Payment Period and ending on the next succeeding first Business Day of January, April, July or October, as the case may be, of each year; provided, however, that in the case of any Payment Period under the Trinity Company Agreement that commences before the Maturity Date or the Liquidation Start Date, as applicable, and would otherwise end on a date occurring after the Maturity Date or the Liquidation Start Date, as applicable, such Payment Period shall end on the Maturity Date or the Liquidation Start Date, as applicable, and the duration of each Payment Period that commences on or after the Maturity Date or the Liquidation Start Date, as applicable, shall be initially the period commencing on the Maturity Date or the Liquidation Start Date, as applicable, and ending on the first Business Day of the immediately following calendar quarter and, thereafter, each subsequent period commencing on the last day of the immediately preceding Payment Period and ending on the next succeeding first Business Day


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of January, April, July or October, as the case may be, of each year or of such other duration as shall be selected by the Trinity Class B Member in its sole discretion.

      "PAYMENT RESTRICTION" means, with respect to any Contributed Investment, any restriction or limitation on the rights of the holder of any Contributed Investment to receive, or the ability of any related Intermediate Holder or Underlying Business to pay, any dividend, distribution, return of capital, income, interest, principal or other payment, in respect of such Contributed Investment.

      "PERMITTED ACTIVITY" with respect to any Sponsor Subsidiary, has the meaning set forth in the Sponsor Subsidiary Company Agreement of such Sponsor Subsidiary.

      "PERMITTED ASSETS" (a) means with respect to Trinity, (i) the Advances, Trinity's rights under the Sponsor Subsidiary Credit Documents and the other Operative Documents and all proceeds thereof of whatever kind, (ii) the Trinity Operating Account, and (iii) Cash Equivalents; (b) with respect to Sabine, has the meaning set forth in Exhibit A to the Sabine Company Agreement; and (c) with respect to any other Sponsor Subsidiary, has the meaning set forth in Exhibit A to the relevant Sponsor Subsidiary Company Agreement.

      "PERMITTED INVESTMENTS" has the meaning set forth in Section 7.03 of the Sponsor Subsidiary Credit Agreement.

      "PERMITTED JURISDICTION" means Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, Norway, Spain, Sweden, Switzerland, the United States of America and the United Kingdom.

      "PERMITTED LIENS", as used in:

      (a) the Trinity Company Agreement, means (i) bankers' rights of setoff for uncollected items and routine fees and expenses arising in the ordinary course of business, (ii) Liens created by or pursuant to, or expressly permitted under, any Operative Document, (iii) Liens for taxes and other governmental charges and assessments (and other Liens imposed by Applicable
   Law) not yet delinquent or being contested in good faith and by proper proceedings and as to which appropriate reserves (in the good faith judgment of the relevant Person) are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, (iv) restrictions on transfers of securities or voting under Applicable Laws and (v) with respect to Trinity, restrictions on the transfer of assets of Trinity under the Trinity Company Agreement and any other Operative Documents; and

      (b) any Sponsor Subsidiary Credit Document, means (i) bankers' rights of set-off for uncollected items and routine fees and expenses arising in the ordinary course of business, (ii) Liens created by or pursuant to, or expressly permitted under, any Operative Document to which such Sponsor Subsidiary is a party, (iii) Liens for taxes and other governmental charges and assessments (and other Liens imposed by Applicable Law) not yet delinquent or being contested in good faith and by proper proceedings and as to which appropriate reserves (in the good faith judgment of such Sponsor Subsidiary) are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors, (iv) restrictions on transfers of securities or voting under Applicable Laws and agreements, (v) in the case of Sabine, restrictions on the transfer of its Trinity Class A Membership Interest or any of its other assets under the Trinity Company Agreement and any other Operative Document,
   (vi) restrictions on the transfer or assignment of rights under the terms of the Assigned Agreements and (vii) rights of first refusal, rights of first negotiation or first offer, tag-along or co-sale rights,


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                                      A-34


   and other similar contractual restrictions upon the transfer of any Contributed Investment (or any portion thereof).

      "PERMITTED RELEVANT LIENS" means:

      (i) inchoate Liens and charges imposed by law and incidental to construction, maintenance, development or operation of properties, or the operation of business, in the ordinary course of business if payment of the obligation secured thereby is not yet overdue or if the validity or amount of which is being contested in good faith by El Paso or any of its Subsidiaries;

      (ii) Liens for taxes, assessments, obligations under workers' compensation or other social security legislation or other governmental requirements, charges or levies, in each case not yet overdue;

      (iii) Liens reserved in any oil, gas or other mineral lease entered into in the ordinary course of business for rent, royalty or delay rental under such lease and for compliance with the terms of such lease;

      (iv) easements, servitudes, rights-of-way and other rights, exceptions, reservations, conditions, limitations, covenants and other restrictions that do not materially interfere with the operation, value or use of the properties affected thereby;

      (v) conventional provisions contained in any contracts or agreements affecting properties under which El Paso or any of its Subsidiaries is required immediately before the expiration, termination or abandonment of a particular property to reassign to such Person's predecessor in title all or a portion of such Person's rights, titles and interests in and to all or portion of the such property;

      (vi) any Lien reserved in a grant or conveyance in the nature of a farm-out or conditional assignment to El Paso or any of its Subsidiaries entered into in the ordinary course of business on reasonable terms to secure undertakings of El Paso or any such Subsidiary in such grant or conveyance;

      (vii) any Lien consisting of (A) statutory landlord's liens under leases to which El Paso or any of its Subsidiaries is a party or other Liens on leased property reserved in leases thereof for rent or for compliance with the terms of such leases, (B) rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any property of El Paso or any of its Subsidiaries, or to use such property of El Paso or any such Subsidiary in any manner which does not materially impair the use of such property for the purposes for which it is held, (C) obligations or duties to any municipality or public authority with respect to any franchise, grant, license, lease or permit and the rights reserved or vested in any governmental authority or public utility to terminate any such franchise, grant, license, lease or permit or to condemn or expropriate any property, and (D) zoning laws and ordinances and municipal regulations;

      (viii) any Lien on any assets (including Equity Interests and other obligations) securing Indebtedness or other obligations incurred or assumed for the purpose of financing all or any part of the cost of acquiring, improving, installing, designing, engineering, developing (including drilling), or constructing such assets, provided that such Lien attaches to such assets concurrently with or within 365 days after the acquisition or completion of development, construction or installation thereof or improvement thereto; and


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      (ix) the creation of interests in property of the character commonly referred to as a "royalty interest" or "overriding royalty interest", production payments, farmouts, leases, subleases, rights of way and other easements, participants, joint venture, joint operating, unitization, pooling and communication agreements, or other similar transactions in the ordinary course of business.

      "PERMITTED TRANSFER", as used in the Trinity Company Agreement, means any Transfer of Trinity Membership Interests permitted by Section 10.2 of the Trinity Company Agreement.

      "PERMITTED TRANSFEREE", as used in the Trinity Company Agreement, means any Person to which a Trinity Membership Interest is Transferred pursuant to a Permitted Transfer.

      "PERSON" means any individual, a Business Entity, or a country or any political subdivision thereof or any agency or instrumentality of such country or subdivision.

      "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

      "PLEDGED DEBT" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

      "PLEDGED INTERESTS" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

      "PLEDGED SHARES" has the meaning set forth in the Sponsor Subsidiary Security Agreement.

      "POOL I" or "POOL II" when used as a pre-fix to "Contributed Investment", "Intermediate Holder", "Underlying Business", "Controlled Business", or "Publicly Traded Investment", shall mean an Intermediate Holder or Underlying Business or a Controlled Business or Publicly Traded Investment, as applicable, of or constituting a Pool I Contributed Investment or Pool II Contributed Investment, as applicable.

      "POOL I CONTRIBUTED INVESTMENTS" means (a) the Pre-approved Pool I Contributed Investments and (b) those other Eligible Investments that become Contributed Investments pursuant to Section 9.02 of the Sponsor Subsidiary Credit Agreement (other than Pool II Contributed Investments).

      "POOL I EXPOSURE" means at any time of determination an amount equal to
(a) the Unrecovered Capital of Red River in Trinity at such time less (b) the Total Cash Collateral Amount at such time less (c) the Pool II Borrowing Base as determined pursuant to Section 2.10 of the Sponsor Subsidiary Credit Agreement.

      "POOL I AFFILIATE LOANS" has the meaning set forth in Section 5.09(e)(i) of the Sponsor Subsidiary Credit Agreement.

      "POOL I DISTRIBUTIONS SUB-ACCOUNT" has the meaning set forth in Section 5.09(k) of the Sponsor Subsidiary Credit Agreement.

      "POOL I LOAN VALUE" means (a) in the case of the Pre-approved Pool I Contributed Investments as a group, $360,000,000 and (b) in the case of any other Contributed Investment, the loan value notified to the relevant Additional Sponsor Subsidiary or existing Sponsor Subsidiary pursuant to Section 9.02(c) of the Sponsor Subsidiary Credit Agreement.


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      "POOL I LOAN VALUE VOTING DATE" has the meaning set forth in Section 2.15 of the Red River Credit Agreement.

      "POOL I NOTIONAL INTEREST" means at any time of determination the amount equal to the product of a percentage equal to the per annum Funding Rate applicable during the most recently completed Payment Period and the Pool I Exposure at such time.

      "POOL II AFFILIATE LOANS" has the meaning set forth in Section 5.09(e)(iii) of the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE" means:

      (a) on any date prior to the effective date of the first Pool II Borrowing Base Determination or Pool II Borrowing Base Redetermination pursuant to
   Section 2.10 of the Sponsor Subsidiary Credit Agreement, the amount determined pursuant to Section 2.10(a) of the Sponsor Subsidiary Credit Agreement; and

      (b) thereafter, the amount determined pursuant to a Pool II Borrowing Base Determination or a Pool II Borrowing Base Redetermination under Section 2.10 of the Sponsor Subsidiary Credit Agreement,

provided, however, that the Pool II Borrowing Base Amount shall not at any time exceed $700,000,000.

      "POOL II BORROWING BASE DETERMINATION" has the meaning set forth in
Section 2.10(b) of the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE DETERMINATION DATE" has the meaning set forth in
Section 2.14 of the Red River Credit Agreement.

      "POOL II BORROWING BASE EFFECTIVE DATE" has the meaning set forth in
Section 2.10(b) of the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE PERIOD" has the meaning set forth in Section 2.10(b)(vi) of the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE RECOMMENDATION" has the meaning set forth in
Section 2.10(b) of the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE REDETERMINATION" has the meaning set forth in
Section 2.10(c) of the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE REPORT" means a report prepared by the Calculation Agent in substantially the form of Exhibit 2.10 to the Sponsor Subsidiary Credit Agreement.

      "POOL II BORROWING BASE VOTING DATE" has the meaning set forth in Section
2.14 of the Red River Credit Agreement.

      "POOL II CONTRIBUTED INVESTMENTS" means the Contributed Investments comprising all of the Equity Interests in:

      (a) EPPGOM; and


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      (b) EPPC.

      "POOL II HOLDBACK AMOUNT" means, for any Fiscal Quarter (the "RELEVANT FISCAL Quarter"), an amount equal to the sum of (i) the aggregate amount of Distributions made by Pool II Contributed Investments during the Relevant Fiscal Quarter and (ii) the aggregate amount of Distributions made by Pool II Contributed Investments during each prior Fiscal Quarter (if any) in the Fiscal Year in which the Relevant Fiscal Quarter falls.

      "POOL II NOTIONAL INTEREST" means at any time of determination the amount equal to the product of a percentage equal to the per annum Funding Rate applicable during the most recently completed Payment Period and the Pool II Borrowing Base at such time.

      "PRE-APPROVED POOL I CONTRIBUTED INVESTMENTS" means those Pool I Contributed Investments of which Energy Partners, Mojave and Bear Creek are the Underlying Businesses.

      "PRE-CONTRIBUTION EXCESS DISTRIBUTION" means the amount (if any) by which
(a) the cumulative Distributions made by the Pool I Underlying Business relating to any Pre-approved Pool I Contributed Investment during the period from January 1, 1999 to the Acquisition/Accession Date of such Pre-approved Pool I Contributed Investment exceed (b) the aggregate cumulative net income of such Pool I Underlying Business during the period from January 1, 1999 to such Acquisition/Accession Date, as determined by reference to the most recent accounts of such Pool I Underlying Business prior to such Acquisition/Accession Date.

      "PREFERRED PAYMENT" means an amount determined for each Payment Period or portion thereof equal to the product of the Unrecovered Capital of the Trinity Class B Member at the time of determination and the Funding Rate for such Payment Period (or portion thereof).

      "PRINCIPAL PROPERTY" of a Controlled Business means all property of such Controlled Business other than Non-Principal Property.

      "PRINCIPAL SUBSIDIARY" means, at any time, any Subsidiary of El Paso (other than a Project Financing Subsidiary) either (a) having assets that are, or owning subsidiaries with assets that together with its assets are, at such time greater than or equal to 5% of the consolidated assets of El Paso and its consolidated Subsidiaries at such time or (b) constituting a "Borrowing Subsidiary" (or any analogous term) under the El Paso Existing 364-Day Facility or the El Paso Existing 3-Year Facility.

      "PROCEEDS ACCOUNT" means a deposit or securities account to be established by each Pool I and Pool II Underlying Business with Mellon Bank or any other financial institution reasonably acceptable to Trinity on or prior to the Third Closing Date, with the specific account information to be provided by El Paso to Trinity immediately thereafter.

      "PROFITS" AND "LOSSES" in relation to Trinity, means, for each Fiscal Year, an amount equal to Trinity's taxable income or loss for such Fiscal Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

      (a) Any income of Trinity that is exempt from Federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;


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      (b) Any expenditures of Trinity described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations
   Section 1.704-1(b)(2)(iv)(g) and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

      (c) In the event the Gross Asset Value of any Trinity Property is adjusted, the amount of such adjustment shall be taken into account as gain or loss from the Disposition of such asset for purposes of computing Profits or Losses;

      (d) Gain or loss resulting from any Disposition of Trinity Property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property Disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

      (e) All Taxes paid or accrued by Trinity shall be treated as deductions in computing Profits and Losses; and

      (f) Any items that are specially allocated pursuant to Section 6.2 of the Trinity Company Agreement shall not be taken into account in computing Profits or Losses.

The amounts of the items of income, gain, loss or deduction available to be specially allocated pursuant to Section 6.2 of the Trinity Company Agreement shall be determined by applying rules analogous to those set forth in clauses
(a) through (g) above.

      "PROJECT FINANCING" means any Relevant Indebtedness incurred to finance or refinance the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of, or otherwise in respect of, all or any portion of any project, or any asset related thereto, and any Guaranty with respect thereto, other than any portion of such Relevant Indebtedness or Guaranty permitting or providing for recourse against El Paso or any of its Subsidiaries other than (a) recourse to the Equity Interests in, Relevant Indebtedness or other obligations of, or assets of, one or more Project Financing Subsidiaries, and (b) such recourse as exists under any Contingent Guaranty.

      "PROJECT FINANCING SUBSIDIARY" means any Subsidiary of El Paso whose principal purpose is to incur Project Financing, or to become a direct or indirect partner, member or other equity participant or owner in a Business Entity so created, and substantially all the assets of which Subsidiary or Business Entity are limited to those assets being financed (or to be financed), or the operation of which is being financed (or to be financed), in whole or in part by a Project Financing or to Equity Interests in, or Relevant Indebtedness or other obligations of, one or more other such Subsidiaries or Business Entities or to Relevant Indebtedness or other obligations of El Paso or its Subsidiaries or other Persons.

      "PROPERTY" means any real property and improvements owned, leased, used, operated or occupied by El Paso, any of its Subsidiaries or any El Paso Party.

      "PROVED DEVELOPED RESERVES" means, at any time, Proved Reserves that can be expected to be recovered through existing wells with existing equipment and operating methods and are classified as proved developed reserves in the most recent Reserve Report pertaining thereto.

      "PROVED RESERVES" means, at any time, recoverable hydrocarbon reserves that have been proved to a high degree of certainty by analysis of the producing history of a reservoir and/or by


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volumetric analysis of adequate geological and engineering data and are classified as proved reserves in the most recent Reserve Report.

      "PUBLICLY TRADED INVESTMENT" means a Contributed Investment which is publicly traded and which is not a Subsidiary of a Sponsor Subsidiary.

      "PURCHASE AMOUNT" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASE CLOSING DATE" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASE DEFAULT" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASE EXERCISE DATE" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASE EXERCISE NOTICE" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASE OPTION" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASE OPTION AGREEMENT" means the Amended and Restated Purchase Option Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, among El Paso, Red River, the Red River El Paso Member, the Red River Collateral Agent and the Equity Investors.

      "PURCHASE OPTION PERIOD" has the meaning set forth in the Purchase Option Agreement.

      "PURCHASER RATE" has the meaning set forth in the Red River Credit Agreement.

      "RECEIVABLES PURCHASE AND SALE AGREEMENT" means the collective reference to (a) the Receivables Purchase and Sale Agreement dated as of January 14, 1992 among EPNCC, CIESCO L.P., a New York limited partnership, Corporate Asset Funding Company, a Delaware corporation and Citicorp North America, Inc., as agent, as amended as of the date hereof, and (b) the Amended and Restated Receivables Sale Agreement dated as of December 31, 1996 among El Paso Energy Credit Corporation, Asset Securitization Cooperative Corporation and Canadian Imperial Bank of Commerce, as administrative agent, as such Agreement may be amended, supplemented, restated or otherwise modified from time to time; provided that no such amendment, supplement, restatement or modification shall change the scope of such Agreement from that of a receivables securitization transaction.

      "REDETERMINATION NOTICE" has the meaning set forth in Section 2.10(c) of the Sponsor Subsidiary Credit Agreement.

      "REDETERMINATION THRESHOLD" has the meaning set forth in Section 2.10(b)(vii) of the Sponsor Subsidiary Credit Agreement.

      "RED RIVER" means Red River Investors L.L.C., a Delaware limited liability company.

      "RED RIVER COLLATERAL AGENT" means the "Collateral Agent" as such term is defined in the Red River Credit Agreement.

      "RED RIVER COMPANY AGREEMENT" means the Second Amended and Restated Company Agreement of Red River Investors L.L.C., originally dated as of June 28, 1999, amended and restated as


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of June 30, 1999 and November 22, 1999, and amended as of March 29, 2002, among
Nueces River Holdings L.L.C., Lord Securities and the Red River El Paso Member.

      "RED RIVER CREDIT AGREEMENT" means the $950,000,000 Second Amended and Restated Credit and Security Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999 and March 29, 2002, among Red River, CXC as the initial lender thereunder and Citicorp North America, Inc., as agent and as collateral agent.

      "RED RIVER EL PASO MEMBER" means EPRR.

      "RED RIVER LOAN DOCUMENTS" has the same meaning as "Loan Documents" in the Red River Credit Agreement.

      "RED RIVER MEMBER INTEREST" has the meaning set forth for the term "Member Interest" in the Red River Company Agreement.

      "REGULATIONS" means the income tax regulations, including temporary regulations, promulgated under the Code.

      "RELATED PERSONS" means, with respect to any Indemnified Person, each Affiliate of such Indemnified Person and all officers, directors, employees, advisers and representatives of such Indemnified Person or any of its Affiliates.

      "RELEVANT ASSETS" has the meaning set forth in Section 2.10(e) of the Sponsor Subsidiary Credit Agreement.

      "RELEVANT EL PASO PARTY" has the meaning set forth in Section 2.1 of the El Paso Agreement.

      "RELEVANT INDEBTEDNESS" of any Person means, without duplication, (a) indebtedness of such Person for borrowed money, (b) obligations of such Person (other than any portion of any trade payable obligation of such Person that shall not have remained unpaid for 91 days or more from the original due date of such portion) to pay the deferred purchase price of property or services, and
(c) obligations of such Person as lessee under leases that shall have been or should be, in accordance with GAAP, recorded as capital leases, except that where such indebtedness or obligation of such Person is made jointly, or jointly and severally, with any third party or parties other than any consolidated Subsidiary of such Person, the amount thereof for the purposes of this definition only shall be the pro rata portion thereof payable by such Person, so long as such third party or parties have not defaulted on its or their joint and several portions thereof.

      "RELEVANT LIEN" means any lien, security interest or other charge or encumbrance, or any assignment of the right to receive income, or any other type of preferential arrangement, in each case to secure any Relevant Indebtedness or any Guaranty of any Person.

      "RELEVANT TAX" as used in the Sponsor Subsidiary Credit Agreement, has the meaning set forth in Section 2.08(a) of the Sponsor Subsidiary Credit Agreement.

      "REPRESENTATIVES" as used in the El Paso Agreement, has the meaning set forth in Section 2.16 of the El Paso Agreement.


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      "REQUIRED CASH RESERVE BALANCE" means, at any time of determination, an amount equal to the lesser of (i) $200,000,000 and (ii) 20% of the Unrecovered Capital of Red River in Trinity as at such time.

      "REQUIRED TRINITY MEMBERS" means, collectively, the Trinity Class A Member and the Trinity Class B Member.

      "RESERVE REPORT" means each report pertaining to the Oil and Gas Properties of any Pool II Controlled Business that is delivered by Sabine to the Calculation Agent under the terms of the Sponsor Subsidiary Credit Agreement, and such Reserve Report shall:

      (a) be prepared by (x) Ryder Scott Company Petroleum Engineers or such other certified independent petroleum engineers acceptable to the Calculation Agent, Sabine and Trinity in respect of a Reserve Report furnished under
   Section 2.10(b) or Section 2.10(d) of the Sponsor Subsidiary Credit Agreement and (y) Sabine in respect of a Reserve Report furnished under Section 2.10(e) of the Sponsor Subsidiary Credit Agreement;

      (b) set forth the Proved Reserves attributable to the Oil and Gas Properties of each Pool II Controlled Business, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of the date thereof, based on pricing and escalation assumptions and discount factors acceptable to the Calculation Agent and Trinity, and such other information as Trinity may reasonably request; and

      (c) otherwise be in form and substance reasonably satisfactory to the Calculation Agent and Trinity.

      "RESERVE REPORT DATE" means (a) December 31 of the preceding calendar year, if a Reserve Report is delivered pursuant to Section 2.10(b)(i) of the Sponsor Subsidiary Credit Agreement or (b) the date of delivery of the Redetermination Notice, in all other cases under the Sponsor Subsidiary Credit Agreement.

      "RESIDUAL CREDIT ENHANCER" means Royal Bank of Canada, New York Branch or any other provider of "Residual Credit Enhancement" under the Red River Credit Agreement.

      "RESPONSIBLE OFFICER" means, with respect to (a) El Paso, the Chief Financial Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of El Paso; and
(b) any other Person, the President, any Vice President, the Treasurer, any Assistant Treasurer, or the Secretary of such Person or of a managing member, manager or general partner of such Person, in each case of clauses (a) and (b) responsible for the administration of, or monitoring compliance with, this Agreement or any other Operative Document.

      "RESTRICTED SUBSIDIARY" has the meaning set forth in the Indenture, dated as of June 1, 1986, between Sonat and Manufacturers Hanover Trust Company.

      "REVISED AGGREGATE POOL I LOAN VALUE AMOUNT" has the meaning set forth in
Section 2.12 of the Sponsor Subsidiary Credit Agreement.

      "RIGHTS RESTRICTION" means, with respect to any Contributed Investment, any material restriction or material limitation on the rights of the holder of such Contributed Investment (other than any Payment Restriction or Transfer Restriction).


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      "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill,
Inc. and any successor rating agency.

      "SABINE" means Sabine River Investors, L.L.C., a Delaware limited liability company.

      "SABINE COMPANY AGREEMENT" means the amended and restated limited liability company agreement of Sabine, originally dated as of June 29, 1999, amended and restated as of June 30, 1999 and November 22, 1999 and amended as of March 29, 2002, made by EPRR.

      "SABINE MEMBER" means each member of Sabine.

      "SABINE OPERATING ACCOUNT" has the meaning set forth in Preliminary Statement D of the Sponsor Subsidiary Security Agreement.

      "SECOND AMENDED AND RESTATED TRINITY COMPANY AGREEMENT" has the meaning set forth in the Preliminary Statements to the Trinity Company Agreement.

      "SECOND CLOSING DATE" means November 22, 1999.

      "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

      "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time. "SECURITIZATION INFORMATION" shall mean any information included in any Information Memorandum concerning (a) the Asset Purchase Agreement, (b) the Insurance Agreement, (c) the Residual Credit Enhancement Agreement, (d) the Administration Agreement, (e) the Red River Credit Agreement, (f) the Investor Note (as defined in the Red River Credit Agreement), (g) the Surety Bond (as defined in the Red River Credit Agreement),
(h) any other contract, agreement or instrument entered into in connection with the Transactions by any other lender, credit enhancer or surety provider to or for, or any direct or indirect members of, Red River (other than any Red River Member that is an Affiliate of El Paso) or (i) any other Person who is a party to any of foregoing agreements, instruments or documents or any of the transactions contemplated thereby, other than any such contract, agreement or instrument (excluding any consents entered into in connection with the Transactions) to which (x) El Paso, (y) Sabine, any other Sponsor Subsidiary or Trinity or (z) any other Affiliate of El Paso is a party and, in each case above, any Affiliates or agents or other representatives of any such non-excluded Persons.

      "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of El Paso or an ERISA Affiliate and no Person other than El Paso and its ERISA Affiliates or (b) was so maintained and in respect of which El Paso or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

      "SONAT" means Sonat Inc., a Delaware corporation (which merged into El Paso on October 25, 1999, with El Paso as the surviving entity).

      "SPLIT RATED" means, with respect to the long-term senior unsecured debt obligations of El Paso, that such debt obligations are rated either (x) at least BBB- by S&P and less than Baa3 by Moody's or (y) at least Baa3 by Moody's and less than BBB- by S&P.

      "SPONSOR SUBSIDIARY" means (a) Sabine and (b) each Additional Sponsor Subsidiary.


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      "SPONSOR SUBSIDIARY ACCESSION AGREEMENT" means an accession agreement in the form of Exhibit 9.02 - 3 to the Sponsor Subsidiary Credit Agreement.

      "SPONSOR SUBSIDIARY COLLATERAL AGENT" means Wilmington Trust Company, a Delaware banking corporation, in its capacity as collateral agent for Trinity.

      "SPONSOR SUBSIDIARY COLLATERAL AGENT AGREEMENT" means the Amended and Restated Sponsor Subsidiary Collateral Agent Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, between Sabine (in its own capacity and on behalf of each other Sponsor Subsidiary), Trinity and the Sponsor Subsidiary Collateral Agent.

      "SPONSOR SUBSIDIARY COLLATERAL AGENT FEE LETTER" as used in the Sponsor Subsidiary Credit Agreement means the letter, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, from the Sponsor Subsidiary Collateral Agent to Sabine setting out details of the fee payable under Section 8.04 of the Sponsor Subsidiary Credit Agreement.

      "SPONSOR SUBSIDIARY COMPANY AGREEMENT" means any of (a) the Sabine Company Agreement and (b) the limited liability company agreement for each other Sponsor Subsidiary, in form and substance satisfactory to Trinity, Red River, the Equity Investor, the Agent and the Lender, each as amended, amended and restated, supplemented or otherwise modified from time to time.

      "SPONSOR SUBSIDIARY CREDIT AGREEMENT" means the Second Amended and Restated Sponsor Subsidiary Credit Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999 and March 29, 2002, among Trinity, as lender, Sabine and the other Sponsor Subsidiaries described therein as borrower, and the Sponsor Subsidiary Collateral Agent, as collateral agent for Trinity.

      "SPONSOR SUBSIDIARY CREDIT DOCUMENTS" means the Sponsor Subsidiary Credit Agreement, the Sponsor Subsidiary Security Agreement, each Sponsor Subsidiary Accession Agreement, each Sponsor Subsidiary Security Agreement Supplement, the Sponsor Subsidiary Collateral Agent Agreement, and the Sponsor Subsidiary Collateral Agent Fee Letter, as each such agreement may be amended, supplemented or otherwise modified from time to time as permitted by the terms of the Operative Documents, and any other instrument or security evidencing an Advance or other amount owing under the Sponsor Subsidiary Credit Agreement.

      "SPONSOR SUBSIDIARY EXPENSES" means, with respect to any Sponsor Subsidiary, (i) any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions or suits and (ii) any and all liabilities, obligations, losses, costs and expenses (including reasonable fees and disbursements of counsel and claims, damages, losses, liabilities and expenses relating to environmental matters), including Taxes.

      "SPONSOR SUBSIDIARY LIQUIDATOR" with respect of any Sponsor Subsidiary, has the meaning set forth in Exhibit A to each Sponsor Subsidiary Company Agreement.

      "SPONSOR SUBSIDIARY MEMBER" means (a) each Sabine Member and (b) each member of each other Sponsor Subsidiary.

      "SPONSOR SUBSIDIARY MEMBERSHIP INTEREST" in relation to a Sponsor Subsidiary Member means the interest of such Sponsor Subsidiary Member in the relevant Sponsor Subsidiary.


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      "SPONSOR SUBSIDIARY MEMBER OBLIGATIONS" has the meaning set forth in
Section 3.1(b) of the El Paso Agreement.

      "SPONSOR SUBSIDIARY OBLIGATIONS" has the meaning set forth in Section 3.1(a) of the El Paso Agreement.

      "SPONSOR SUBSIDIARY PROPERTY" means, with respect to a Sponsor Subsidiary at any time, all property owned at such time by such Sponsor Subsidiary, and shall include tangible and intangible property.

      "SPONSOR SUBSIDIARY REQUIRED ACTIONS" means:

      (a) after the occurrence of a Liquidating Event, subject to the exercise of the Purchase Option, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of the relevant Sponsor Subsidiary;

      (b) making demand, or enforcing any right, under each El Paso Demand Loan and the El Paso Guaranty, if applicable, in accordance with the terms of the relevant El Paso Demand Note and the El Paso Guaranty, as applicable;

      (c) calling for and applying additional capital contributions from each Sponsor Subsidiary Member pursuant to the terms of each Sponsor Subsidiary Company Agreement to enable (i) (in the case of Sabine) Sabine to meet its obligations to provide additional Capital Contributions under Section 5.3 of the Trinity Company Agreement or (ii) (in the case of each Sponsor Subsidiary) each Sponsor Subsidiary to meet its obligations, if any, with respect to the provision of any additional capital contribution under or in respect of any Contributed Investment;

      (d) making demand, or enforcing any rights, under any A-Loan for the payment of interest in accordance with the terms of the A-Loan Note;

      (e) directing the Sponsor Subsidiary Collateral Agent to pay Sponsor Subsidiary Expenses from amounts, if any, on deposit in the Cash Reserve to the extent not timely paid when the same are due and payable; and

      (f) making demand, or enforcing any rights, under an EPPC Note for the payment of interest or principal (as applicable) in accordance with the terms of such EPPC Note.

      "SPONSOR SUBSIDIARY SECURITY AGREEMENT" means the Second Amended and Restated Sponsor Subsidiary Security Agreement, originally dated as of June 30, 1999, amended and restated as of November 22, 1999, amended pursuant to Amendment No. 1 to the Amended and Restated Sponsor Subsidiary Security Agreement and Release of Collateral dated as of January 31, 2002, and further amended and restated as of March 29, 2002, made between each Sponsor Subsidiary and the Sponsor Subsidiary Collateral Agent, as supplemented from time to time by each Sponsor Subsidiary Security Agreement Supplement and each Sponsor Subsidiary Accession Agreement.

      "SPONSOR SUBSIDIARY SECURITY AGREEMENT SUPPLEMENT" means an agreement in the form of Exhibit 9.02 - 4 to the Sponsor Subsidiary Credit Agreement.

      "SUBORDINATED NOTE" means each promissory note issued by a Sponsor Subsidiary in favor of El Paso or any Affiliate of El Paso (other than another Sponsor Subsidiary or any Intermediate


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Holder or Underlying Business) in substantially the form of Exhibit B to the
Sponsor Subsidiary Credit Agreement.

      "SUBSEQUENT TRANSFER" means a transfer of all or part of the rights of the holder of a Contributed Investment in such Contributed Investment for value by or on behalf of any Sponsor Subsidiary to a third party that is not an Affiliate of El Paso, including any such transfer by the Sponsor Subsidiary Liquidator or by or on behalf of a secured creditor of such Sponsor Subsidiary who has a security interest in such rights (including, without limitation, the Sponsor Subsidiary Collateral Agent).

      "SUBSIDIARY" (a) when used in the El Paso Agreement, means, as to any Person, any Business Entity of which shares of stock or other Equity Interests having ordinary voting power (other than stock or such other Equity Interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such Business Entity are at the time owned, directly or indirectly through one or more Subsidiaries, or both, such Person; and

      (b) when used in any other Operative Document, means, as to any Person, any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (ii) the right or power to direct, in the case of any entity of which such Person or any of its Subsidiaries is a general partner, or both the beneficial ownership of and the right or power to direct, in any other case, such limited liability company, partnership or joint venture or (iii) the beneficial interest in such trust or estate, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

      "SUPER-MAJORITY INSTRUCTING GROUP" means, at any time of determination, such combination of Lenders, APA Purchasers, and/or the Equity Investors (all voting as a single class), the Commitments (as defined in the Red River Company Agreement) of which (without double counting) at such time and/or the Unrecovered Capital (as defined in the Red River Company Agreement) in Red River of which at such time in the aggregate equal at least 75% of the aggregate amount of the Commitments of all the Lenders and the APA Purchasers at such time and the Unrecovered Capital of all of the Equity Investors in Red River at such time.

      "SURETY" has the meaning given to the term "SURETY PROVIDER" in the Red River Credit Agreement.

      "SYNDICATION DATE" means the date on which the closing of the syndication of the commitments of the APA Purchasers occurs, as notified to El Paso by the Agent.

      "TAX" or "TAXES" (a) as used in the El Paso Agreement, has the meaning set forth in Section 4.2(a) of the El Paso Agreement, and (b) as used in any other Operative Document, means any and all taxes (including net income, gross income, franchise, value added, ad valorem, gross receipts, leasing, excise, fuel, excess profits, sales, use, property (personal or real, tangible or intangible) and stamp taxes), levies, imposts, duties, charges, assessments, or withholdings of any nature whatsoever, general or special, ordinary or extraordinary, now existing or hereafter created or adopted, together with any and all penalties, fines, additions to tax and interest thereon.

      "TAX INDEMNITY AGREEMENT" means the Amended and Restated Tax Indemnity Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, among El Paso and the Class A Members of Red River.


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      "TAX MATTERS MEMBER" means the Trinity Class A Member when acting pursuant to its authority under Section 8.2(b) of the Trinity Company Agreement.

      "TENNESSEE" means Tennessee Gas Pipeline Company, a Delaware corporation.

      "TENTH ANNIVERSARY" means the tenth anniversary of the First Closing Date, or if such day is not a Business Day, the immediately preceding Business Day.

      "TERMINATION EVENT" means the occurrence of any of the following events:

      (a) The occurrence of the Tenth Anniversary; or

      (b) (x) The date on which a Termination Notice becomes effective pursuant to Section 12.1(b) of the Trinity Company Agreement, to cause a Notice Event to become a Termination Event and (y) the date on which a Termination Notice becomes effective pursuant to Section 11.1(b) of any Sponsor Subsidiary Company Agreement, to cause a Notice Event (as defined therein) to become a Termination Event (as defined therein); or

      (c) The Bankruptcy of Trinity, the Trinity Class A Member (if other than Sabine), or any Sponsor Subsidiary; or

      (d) (i) The unanimous vote of the Trinity Members to dissolve, wind up and liquidate Trinity, (ii) the unanimous vote of the Sabine Members to dissolve, wind up and liquidate Sabine or (iii) the unanimous vote of the Sponsor Subsidiary Members of any Sponsor Subsidiary (other than Sabine) holding any Permitted Assets to wind up such Sponsor Subsidiary; or

      (e) The happening of any event that makes it unlawful or impossible to carry on the business of Trinity, Sabine or any other Sponsor Subsidiary holding any Permitted Assets, or the Delaware court of Chancery has entered a final decree of dissolution of Trinity, Sabine or any other Sponsor Subsidiary holding any Permitted Assets pursuant to Section 18-802 of the Act; or

      (f) The Transfer by a Trinity Class A Member of all or any portion of its Trinity Membership Interest or a transfer by Sponsor Subsidiary Member of its Sponsor Subsidiary Membership Interest otherwise than in accordance with the Sponsor Subsidiary Company Agreement of the relevant Sponsor Subsidiary; or

      (g) After the delivery by El Paso of a Purchase Exercise Notice, any Purchase Default shall occur; or

      (h) At any time that El Paso Demand Loans cease to be Permitted Investments, El Paso or any El Paso Party, as applicable, fails to post a letter of credit, in form and substance satisfactory to the Lenders and the Equity Investors, for all capital contribution obligations under Section 5.3 of the Trinity Company Agreement or under any Section of any Sponsor Subsidiary Company Agreement relating to mandatory capital contributions or Obligations under Section 3 of the El Paso Agreement to the extent of any accrued and unpaid Obligations of El Paso or such El Paso Party thereunder as of such time; or

      (i) [Intentionally Omitted]

      (j) El Paso or any Principal Subsidiary shall (A) generally not pay its debts as such debts become due; or (B) admit in writing its inability to pay its debts generally; or (C) make a


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   general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted or consented to by El Paso or any Principal Subsidiary seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or (iii) any such proceeding shall have been instituted against El Paso or any Principal Subsidiary and either such proceeding shall not be stayed or dismissed for 60 consecutive days or any of the actions referred to above sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall occur; or (iv) El Paso or any Principal Subsidiary shall take any corporate action to authorize any of the actions set forth above in this subsection (e).

      "TERMINATION NOTICE" when used with reference to the Trinity Company Agreement, has the meaning set forth in Section 12.1(b) of the Trinity Company Agreement and when used with reference to a Sponsor Subsidiary Company Agreement, has the meaning set forth in Exhibit A to such Sponsor Subsidiary Company Agreement.

      "THIRD CLOSING DATE" means March 29, 2002.

      "THIRD PARTY INFORMATION" shall mean any information included in an Information Memorandum (a) that is available from generally recognized public sources or (b) for which the source is any separately identified third party source or any other Person not affiliated with or acting as agent or representative for El Paso or any Affiliate of El Paso.

      "TOTAL CASH COLLATERAL AMOUNT" means, at any time, (a) the aggregate amount of all Cash Collateral Amounts that have been paid or deemed to have been paid by the Sponsor Subsidiary Members to the Cash Reserve less (b) the aggregate amount of all Cash Collateral Amounts that have been Distributed from the Cash Reserve on the Cash Collateral Amount Distribution Dates, in each case pursuant to the terms of the Sponsor Subsidiary Credit Agreement, prior to such time.

      "TRANSACTION COSTS" has the meaning set forth in the Red River Company Agreement.

      "TRANSACTIONS" shall mean all the transactions and activities referred to in or contemplated by the Operative Documents to which El Paso or any El Paso Party is a party.

      "TRANSFER" means, with respect to any Trinity Membership Interest as a noun, any voluntary or involuntary transfer or sale of, assignment of an interest (including a security interest) in or other disposition of such Trinity Membership Interest (other than a retirement or redemption of such Trinity Membership Interest), and, as a verb, voluntarily or involuntarily to transfer, sell, assign (including assign for security) or otherwise dispose of, such Trinity Membership Interest (other than to retire or redeem such Member's interest), including, in each case, any transfer by operation of Applicable Law, merger or bankruptcy or otherwise. The adjective "Transferred" has the correlative meaning.

      "TRANSFER RESTRICTION" means, with respect to any Contributed Investment, any restriction on the transferability of such Contributed Investment, in whole or in part, including pursuant to a Subsequent Transfer, including any such restriction in the form of a Lien, any rights granted to or in favor of any Person in the nature of a right of first refusal, a right of first offer, call rights or tag-along rights or any such restriction arising as a result of a requirement that the holder of the Contributed Investment be (or not be) a specified Person or affiliate thereof or any limit on the number of holders of


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such interest of the same class (in each case other than pursuant to securities laws applicable to any transfer, any FERC regulation of general applicability or the Operative Documents).

      "TRANSFEREE CERTIFICATE" means a certificate executed by a prospective transferee of a Trinity Membership Interest in accordance with Section 10.3(f) of the Trinity Company Agreement and in the form of Exhibit E thereof.

      "TRANSFEROR CERTIFICATE" as used in the Trinity Company Agreement means a certificate executed by a prospective transferor of a Trinity Membership Interest in accordance with Section 10.3(f) of the Trinity Company Agreement and in the form of Exhibit F thereof.

      "TRINITY" means Trinity River Investors, L.L.C., a Delaware limited liability company.

      "TRINITY CLASS A MEMBER" means any Person that is the holder of a Trinity Class A Membership Interest.

      "TRINITY CLASS A MEMBERSHIP INTEREST" means an interest in Trinity described in Section 3.2(a) of the Trinity Company Agreement.

      "TRINITY CLASS B MEMBER" means any Person that is the holder of a Trinity Class B Membership Interest.

      "TRINITY CLASS B MEMBERSHIP INTEREST" means an interest in Trinity described in Section 3.2(b) of the Trinity Company Agreement.

      "TRINITY COMPANY AGREEMENT" means the Third Amended and Restated Company Agreement of Trinity River Investors, L.L.C., originally dated as of June 29, 1999, amended and restated as of June 30, 1999 and November 22, 1999, amended as of November 17, 2000 and January 31, 2002 and amended and restated as of March 29, 2002, between Sabine and Red River.

      "TRINITY CUSTODIAN" means Wilmington Trust Company, or any successor thereto pursuant to the Trinity Custody Agreement.

      "TRINITY CUSTODY AGREEMENT" means the Amended and Restated Custody Agreement, originally dated as of June 30, 1999 and amended and restated as of November 22, 1999, between Trinity and the Trinity Custodian.

      "TRINITY EXPENSES" means, without duplication, all interest, costs, expenses, indemnities, fees (including reasonable attorneys' and accountants' fees), Additional Financing Costs, Transaction Costs, Liquidation Amounts, Disposition Costs, Taxes and other payment obligations incurred or owing by Trinity (excluding any Preferred Payment and any liquidating distributions in respect of a Trinity Member's Capital Account pursuant to Section 12 of the Trinity Company Agreement).

      "TRINITY LIQUIDATOR" has the meaning set forth in Section 12.9 of the Trinity Company Agreement.

      "TRINITY MEMBER" means a Trinity Class A Member or a Trinity Class B
Member.

      "TRINITY MEMBERSHIP INTEREST" means any Trinity Class A Membership Interest or Trinity Class B Membership Interest.


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      "TRINITY OPERATING ACCOUNT" has the meaning set forth in the Trinity
Custody Agreement.

      "TRINITY PROPERTY" means at any time all property owned at such time by Trinity, and shall include both tangible and intangible property.

      "TRINITY REQUIRED ACTIONS" means the delivery of all notices, certificates and other documents, the making of all determinations (including discretionary determinations), and the taking of all discretionary and mandatory actions, in each case to be delivered, made or taken by Trinity under the Operative Documents, and the exercise of all other rights and remedies of Trinity under the Operative Documents, including:

      (a) after the occurrence of a Liquidating Event, taking all actions reasonably necessary or advisable to allow for an orderly liquidation of Trinity;

      (b) accelerating the Advances upon the occurrence and during the continuance of an Event of Default;

      (c) the notification to Sabine of the Funding Rate and the basis thereof, as required pursuant to Section 2.03 of the Sponsor Subsidiary Credit Agreement;

      (d) the demand by Trinity for the payment by the Sponsor Subsidiaries pursuant to Section 2.06(a) or Section 2.06(b) of the Sponsor Subsidiary Credit Agreement of any Additional Financing Costs or Transaction Costs and the delivery by Trinity to Sabine pursuant to Section 2.06(c) of the Sponsor Subsidiary Credit Agreement of a certificate as to any such amount;

      (e) the delivery of any notice referred to in Section 4.12(b) of the Trinity Company Agreement;

      (f) the making of any request by Trinity pursuant to Section 5.01(j) of the Sponsor Subsidiary Credit Agreement;

      (g) the delivery of any notices referred to in Section 6.01(e) of the Sponsor Subsidiary Credit Agreement;

      (h) any determination to be made, and any other direction or notice to be given, by Trinity pursuant to Section 6.01 of the Sponsor Subsidiary Credit Agreement;

      (i) any determination of the duration of a Payment Period to be made by Trinity pursuant to the Sponsor Subsidiary Credit Agreement;

      (j) the delivery of any notices or instructions, or any request for proxies or other instruments, under Section 8 of the Sponsor Subsidiary Security Agreement;

      (k) the exercise of remedies under the Sponsor Subsidiary Security Agreement and the other Sponsor Security Credit Documents; and

      (l) the making of any discretionary determination to be made by Trinity under the definition of "Eligible Investment".


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      "UCC" means, with respect to any state or territory of the United States, the "UNIFORM COMMERCIAL CODE" in effect in such state or territory.

      "UNDERLYING BUSINESS" means, with respect to a Contributed Investment:

      (a) the ultimate Business Entity or Business Entities relating to such Contributed Investment; and

      (b) any Business Entity in which any Controlled Business makes an Investment pursuant to Section 5.09(e)(ii) of the Sponsor Subsidiary Credit Agreement which Investment is not treated as a Disposition pursuant to the third sentence of the definition of "Disposition".

      "UNITED STATES" and "U.S." each mean the United States of America.

      "UNITED STATES BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy" as in effect from time to time, or any successor thereto.

      "UNRECOVERED CAPITAL" means:

      (a) with respect to the Trinity Class A Member at any time the excess of
   (i) the sum of (A) the aggregate amount contributed to Trinity by the Trinity Class A Member on the First Closing Date, the Second Closing Date, and from time to time thereafter, including pursuant to Section 5.3 of the Trinity Company Agreement (if any) over (ii) the aggregate amount of the Capital Account of the Trinity Class A Member retired and paid to the Trinity Class A Member pursuant to Section 7 and Section 12 of the Trinity Company Agreement; and

      (b) with respect to the Trinity Class B Member at any time the excess of
   (i) the aggregate amount contributed to Trinity by the Trinity Class B Member on the First Closing Date, the Second Closing Date and from time to time thereafter (if any) over (ii) the aggregate amount of the Capital Account of the Trinity Class B Member retired and paid to the Trinity Class B Member pursuant to Section 7.3 and Section 12 of the Trinity Company Agreement.

      "VOLUNTARY BANKRUPTCY" has the meaning set forth in the definition of Bankruptcy.

      "VOTING INTERESTS" means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

      "WHOLLY OWNED AFFILIATE" of any Person means (a) an Affiliate of such Person 100% of the capital stock (or its equivalent in the case of entities other than corporations) of which is owned beneficially by such Person, directly or indirectly through one or more Wholly Owned Affiliates, or by any Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person, or
(b) an Affiliate of such Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person; provided that, for purposes of determining the ownership of the capital stock of any Person, de minimis amounts of stock held by directors, nominees and similar persons pursuant to statutory or regulatory requirements shall not be taken into account.

      "WITHDRAWAL LIABILITY" has the meaning given such term under Part 1 of Subtitle E of Title IV or ERISA.


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